Exhibit 10.16
Pages where confidential treatment has been requested are stamped ‘Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,’ and the confidential section has been marked as follows: [***].
Master Research Agreement

TABLE OF CONTENTS

1. RESEARCH PROJECTS	2
2. INTELLECTUAL PROPERTY	6
3. USE AND COMMERCIALIZATION RIGHTS	9
4. ENFORCEMENT OF JOINT INTELLECTUAL PROPERTY RIGHTS	11
5. TERMINATION	12
6. PUBLICATIONS AND DISCUSSIONS	14
7. RECORDS AND AUDITS	14
8. INDEPENDENT CONTRACTOR	15
9. CONFIDENTIALITY	15
10. NOTICES	16
11. DISPUTE RESOLUTION AND APPLICABLE LAW	16
12. PUBLICITY	18
13. MANAGEMENT COMMITTEE	19
14. EXCLUSIVITY	20
15. EXCLUSION OF WARRANTIES	21
16. GENERAL	22
16.1 Entire Agreement/Modifications	22
16.2 Severability	22
16.3 Waiver	22
16.4 Enforcement	22
16.5 Assignablility	23
16.6 Force Majeure	23
16.7 Choice of Law	23
EXHIBIT A — DEFINITION OF COLLABORATION CROPS	24
EXHIBIT B — PREFERRED FORM OF RECEIPT FORM	25
EXHIBIT C — PREFERRED FORM OF VARIETY EVALUATION AGREEMENT	26
EXHIBIT D — EXISTING OR PENDING EXTRAMURAL FUNDING	28
EXHIBIT E — EXCLUDED CROPS	29
EXHIBIT F — SEED PRODUCTION AND COMMERCIALIZATION ACTIVITIES	30
EXHIBIT G — MODEL LICENSE AGREEMENT FOR NON-TRANSGENIC VARIETIES	31

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MASTER RESEARCH AGREEMENT
     THIS AGREEMENT is made this 19 day of May, 2006 (“Effective Date”), by and between THE SAMUEL ROBERTS NOBLE FOUNDATION, INC. (“NOBLE”), an Oklahoma nonprofit corporation, and CERES, INC., a Delaware corporation (“CERES”).
     WHEREAS, CERES and NOBLE entered into an EVALUATION, PRODUCTION AND LICENSE AGREEMENT, dated 19 May 2006, to evaluate and develop certain germplasm and grant the exclusive option, and if exercised, exclusive, world-wide license, to CERES to produce, use, sell and commercially exploit such germplasm;
     WHEREAS, the parties wish to establish a research program for undertaking specific, collaborative projects after the Effective Date, to further the scientific research and commercial objectives of CERES as well as the scientific research objectives of NOBLE;
     WHEREAS, the research programs contemplated by this Agreement and its schedules are consistent with and in furtherance of NOBLE research programs;
     WHEREAS, the research programs contemplated by this Agreement will further the scientific research objectives of NOBLE in a manner consistent with its tax-exempt status;
     WHEREAS, CERES and NOBLE recognize that rights to intellectual property conceived or reduced to practice in the performance of the parties’ various collaborations can be a strong incentive for CERES to risk money and other resources needed to incorporate intellectual property into a product or procedure for wide public enjoyment;
     NOW THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein and of other good and valuable consideration, the parties have agreed and do hereby agree as follows:
1. RESEARCH PROJECTS.
     1.1 CERES and NOBLE anticipate that from time to time they may undertake and conduct certain joint and collaborative research projects (individually a “RESEARCH PROJECT” and collectively “RESEARCH PROJECTS”). The parties acknowledge and agree that the RESEARCH PROJECTS will involve the contributions, whether financial or otherwise, of both parties. The specific terms and respective obligations of the parties for each RESEARCH PROJECT will be negotiated by the parties and reflected in a schedule (“SCHEDULE”) signed by authorized representatives of both parties. Any such fully executed SCHEDULE shall become a part of this Agreement and subject to the terms of this Agreement. Each party shall diligently perform its activities in any given RESEARCH PROJECT.
     1.2 All rights in property, tangible or intangible, used in the RESEARCH PROJECTS shall remain with the party providing such property, unless otherwise agreed between the parties in this Agreement, a SCHEDULE or a separate agreement.

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     1.3 RESEARCH PROJECTS will relate to crop species defined in EXHIBIT A to this Agreement (“COLLABORATION CROPS”).
     1.4 Each SCHEDULE will at least contain the following:
1.4.1	Provisions that may be modified by the MANAGEMENT COMMITTEE:
•	research activities to be performed by each party in detail

•	timelines of such activities

•	goals, expected results and deliverables

•	milestones and “go” and “no-go” decision points

•	all reports to be delivered to the MANAGEMENT COMMITTEE (Article 13) and the required delivery dates for the same

•	additional information on RESEARCH PROJECT activities: breeding records and biological or other material generated in such activities to be provided to the other party, including delivery method and time

•	location of activities

•	identity of RESEARCH PROJECT principal investigators for CERES and NOBLE

•	identity and location of any SUBCONTRACTORS (Paragraph 1.13) to be used for the RESEARCH PROJECT activities
1.4.2	Provisions that may only be modified in accordance with Paragraph 16.1:
•	number of FTE’s made available by each party for the RESEARCH PROJECT, including names of any CERES and NOBLE PhD-level employees

•	other inputs and resources made available by each party for the RESEARCH PROJECT

•	financial contributions of each party to the RESEARCH PROJECT

•	provisions on intellectual property, including lists of BACKGROUND INTELLECTUAL PROPERTY and any provisions which are different from those set forth in this Agreement

•	provisions on use and commercialization rights which are different from those set forth in this Agreement

•	provisions on expiration and early termination
     1.5 Unless a SCHEDULE provides for more frequent formal reporting, each party shall provide to the other party a detailed, written annual report on its activities in each RESEARCH PROJECT. In addition, upon the request of either party at any time, the parties will discuss the RESEARCH PROJECTS, their status, the progress and results achieved, and they will make available each RESEARCH PROJECT principal investigator (and other employees as needed, in the discretion

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of the respective RESEARCH PROJECT principal investigators) at mutually agreeable times, as needed, for such discussions; provided however, such contacts and discussions shall be reasonable in frequency and duration so as not to be disruptive to the respective research activities of each party or the research activities of the RESEARCH PROJECTS. Each party will also voluntarily provide data, information and material generated in the RESEARCH PROJECT to the other party as required to further the parties’ mutual goals defined in each RESEARCH PROJECT or in any other agreement between the parties. Each party will have the right, upon reasonable notice to the other party, to visit any location where RESEARCH PROJECT activities are conducted for the purposes of evaluating RESEARCH PROJECT progress and outcomes, and particularly to make observations of any plants in growth chambers, greenhouses or fields that are a part of a RESEARCH PROJECT. Each party will comply with any reasonable safety and security measures which may be imposed by the other party when visiting such other party’s location.
     1.6 Any transfer of information or material pursuant to this Agreement or any SCHEDULE will be governed by the provisions of this Agreement on CONFIDENTIALITY (Article 9) and PUBLICATIONS (Article 6). Any transfer of material shall be accompanied by a receipt form in the preferred format attached as EXHIBIT B to this Agreement. Such receipt forms shall be signed by representatives of both the sending and receiving parties.
     1.7 Unless otherwise specified in a SCHEDULE, each party shall bear its own costs and pay its own SUBCONTRACTORS, with respect to its RESEARCH PROJECT activities, out of its own funds.
     1.8 Where a SCHEDULE provides that CERES will make a financial contribution to certain RESEARCH PROJECT activities performed by NOBLE, unless agreed otherwise in the appropriate SCHEDULE, NOBLE will submit invoices after the end of each calendar quarter for the work performed during that quarter. Each such invoice shall reflect only those costs that have been incurred in performance of the RESEARCH PROJECT and shall provide a breakdown of costs similar to the detail set forth in the budget of the related SCHEDULE. CERES will pay all such invoices within thirty (30) days after the invoice date. Payments shall be remitted to:
Accounts Receivable
The Samuel Roberts Noble Foundation, Inc.
2510 Sam Noble Parkway
Ardmore, Oklahoma 73401
     1.9 Each party will conduct RESEARCH PROJECT activities exclusively in laboratories, greenhouses or fields under full control of that party or of its SUBCONTRACTORS authorized by this Agreement. Each party will take all reasonable precautions to prevent damage to, or unintentional destruction of or release of any germplasm created in the RESEARCH ACTIVITIES.
     1.10 Each party shall be responsible for its compliance with all applicable laws, rules and regulations, including, without limitation, those relating to genetically modified organisms (to the extent RESEARCH PROJECTS involve such organisms), and obtaining any and all permits or authorizations or proceed to any notifications which may be required by such laws, rules and regulations.

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     1.11 Each party will require any and all of its employees or students who will perform activities in RESEARCH PROJECTS to be bound by a written agreement(s) that commits their inventions, discoveries and other intellectual property to the party-employer and requires confidential treatment of party and third-party confidential information. Each party shall further notify each such employee, in writing, of their obligations and responsibilities under the terms of this Agreement, including but not limited to the provisions of this Agreement on CONFIDENTIALITY (Article 9), PUBLICATIONS (Article 6) and INTELLECTUAL PROPERTY (Article 2).
     1.12 The RESEARCH PROJECT principal investigators named in each SCHEDULE shall be charged with leading the RESEARCH PROJECT described therein.
     1.12.1 RESEARCH PROJECT principal investigators may not vary the schedule of delivery, amount, method of payment or any provision of a SCHEDULE. No such change shall be effective unless and until it is reduced to writing (a) in the form of an amendment to such SCHEDULE in accordance with the obligations of Paragraph 16.1 or (b) with respect to items listed in Paragraph 1.4.1, in the signed minutes of a MANAGEMENT COMMITTEE meeting.
     1.12.2 Substitution by NOBLE of a RESEARCH PROJECT (a) principal investigator or (b) a CERES-funded, PhD-level, NOBLE employee named or filling a defined position listed in a SCHEDULE shall be subject to CERES’ prior written approval, which will not unreasonably be withheld or delayed. NOBLE will notify CERES, in writing, of any substitution by NOBLE of a non-CERES-funded, PhD-level employee named or who filled a defined position listed in a SCHEDULE. CERES will notify NOBLE, in writing, of any substitution by CERES of a RESEARCH PROJECT principal investigator or a PhD-level CERES employee named or who filled a defined position listed in a SCHEDULE.
     1.13 Each party may subcontract certain parts of its RESEARCH PROJECT activities to third parties, or use third party consultants in connection with RESEARCH PROJECT activities, but only if the subcontract or consultancy agreement is in writing and complies with the terms and conditions set forth hereinafter. Such third parties with whom such a subcontract or consultancy agreement is executed will be referred to as “SUBCONTRACTORS”.
     1.13.1 The following terms and conditions shall apply to NOBLE’s SUBCONTRACTORS: (a) the SUBCONTRACTOR shall perform defined activities on behalf and for the benefit of NOBLE in exchange for a fee or other tangible consideration; (b) the SUBCONTRACTOR shall deliver all the results of the SUBCONTRACTOR’S activities under the subcontract to NOBLE only, and assign ownership of or exclusively license any inventions made during the performance of the subcontracting activities to NOBLE, without any further remuneration and (c) the SUBCONTRACTOR shall not have the right to use any results, whether information or material, for any purpose whatsoever other than the performance of the subcontract; provided however, not-for-profit research institution SUBCONTRACTORS may be granted the right to use certain information generated pursuant to the subcontract for their internal academic research and educational purposes (i.e., not in collaboration with or for the benefit of any third party). NOBLE will provide a true copy of any subcontract to CERES within thirty (30) days of its execution.

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     1.13.2 It is anticipated that any agreements with commercial SUBCONTRACTORS will be entered into by CERES, and NOBLE will assist CERES in identifying SUBCONTRACTORS for any field activities. The following conditions shall apply to CERES SUBCONTRACTORS: CERES will inform NOBLE, in writing, of any SUBCONTRACTORS used by CERES for the performance of RESEARCH PROJECT activities and will verify that nothing in the subcontract would prevent CERES from implementing or carrying out the obligations of the RESEARCH PROJECT.
     1.13.3 All SUBCONTRACTORS shall be bound by confidentiality obligations consistent with the terms and obligations of this Agreement. All SUBCONTRACTORS shall be responsible for their respective compliance with all laws, rules and regulations that govern their activities.
     1.13.4 For variety evaluation and performance testing using not-for-profit research institution SUBCONTRACTORS, the parties agree that each transfer of seed (or other plant material) shall be governed by a written agreement consistent with the preferred form set forth in EXHIBIT C to this Agreement.
     1.13.5 Any intended agreement with a SUBCONTRACTOR shall be identified in a SCHEDULE if known at the time the SCHEDULE is executed by the parties. NOBLE will obtain CERES’ prior written consent before entering into any agreement with a SUBCONTRACTOR which is not listed in a SCHEDULE.
     1.14 The parties mutually agree that any applications for extramural funding for a RESEARCH PROJECT, from governmental authorities or other public sources, will be subject to the prior, written agreement, neither unreasonably withheld or delayed, by both parties; provided however, the parties acknowledge that CERES and/or NOBLE has or has applied for certain government, extramural funding prior to the Effective Date (EXHIBIT D to this Agreement), and such funding (or possible funding, if awarded) shall not be construed as a breach of the obligations of this paragraph.
     1.15 The parties agree not to accept targeted research funding from for-profit entities to perform any RESEARCH PROJECT, whether in whole or in part, initiated under this Agreement without the prior, written consent of the other party.
2. INTELLECTUAL PROPERTY.
     2.1 “JOINT INTELLECTUAL PROPERTY” shall mean (a) all patentable inventions conceived, discovered, developed and/or reduced to practice (i) jointly by one or more employees, agents, or students of CERES and by one or more employees, agents, or students of NOBLE in the performance of any RESEARCH PROJECT(S) or (ii) by one or more employees, agents or students of NOBLE in the performance of any RESEARCH PROJECT(S) to the extent CERES provides a financial contribution for NOBLE’s activities in such RESEARCH PROJECT; (b) U.S. and/or foreign patents, patent applications, plant variety rights, plant variety right applications, reissues, continuations, continuations-in-part and divisionals claiming such patentable inventions; (c) all copyrighted works created jointly by one or more employees, agents, or students of CERES and by one or more employees, agents, or students of NOBLE in the performance of any RESEARCH

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PROJECT(S); and (d) all germplasm and plant varieties created in the performance of plant breeding activities in the performance of any RESEARCH PROJECT(S).
     2.2 “CERES INTELLECTUAL PROPERTY” shall mean (a) all patentable inventions conceived, discovered, developed, and/or reduced to practice by one or more employees, agents, or students of CERES in the performance of any RESEARCH PROJECT(S), except as set forth in Article 2.1; (b) U.S. and/or foreign patents, patent applications, plant variety rights, plant variety right applications, reissues, continuations, continuations-in-part, and divisionals claiming such patentable inventions; and (c) all copyrighted works created by one or more employees, agents, or students of CERES in the performance of any RESEARCH PROJECT(S) .
     2.3 “NOBLE INTELLECTUAL PROPERTY” shall mean (a) all patentable inventions conceived, discovered, developed, and/or reduced to practice by one or more employees, agents, or students of NOBLE in the performance of RESEARCH PROJECT(S), except as set forth in Article 2.1; (b) U.S. and/or foreign patents, patent applications, plant variety rights, plant variety right applications, reissues, continuations, continuations-in-part, and divisionals claiming such patentable inventions; and (c) all copyrighted works created by one or more employees, agents, or students of NOBLE in the performance of RESEARCH PROJECT(S).
     2.4 “OTHER RESEARCH RESULTS” shall mean all data, information, procedures and techniques generated in the performance of RESEARCH PROJECT(S), but expressly excludes JOINT INTELLECTUAL PROPERTY, CERES INTELLECTUAL PROPERTY, and NOBLE INTELLECTUAL PROPERTY.
     2.5 “BACKGROUND INTELLECTUAL PROPERTY” shall mean (i) inventions, discoveries, materials, data and information, whether patentable or not; including related know-how; (ii) U.S. and/or foreign patents, patent applications, plant variety rights, plant variety right applications, reissues, continuations, continuations-in-part and divisionals; and (iii) copyrighted works, which are individually or collectively created, developed, made, acquired or licensed in by CERES or NOBLE independent of this Agreement.
     2.5.1 Any party asserting that certain intellectual property is BACKGROUND INTELLECTUAL PROPERTY shall have the burden of substantiating such claim, if necessary, with tangible evidence, including but not limited to paper or electronic records.
     2.5.2 The parties acknowledge and agree that all relevant BACKGROUND INTELLECTUAL PROPERTY for a RESEARCH PROJECT should be set forth within the corresponding SCHEDULE. With respect to each element of BACKGROUND INTELLECTUAL PROPERTY listed in a SCHEDULE, the listing party shall include the following: ownership or licensed rights (exclusive or non-exclusive) held by the listing party (if no ownership) with respect to the COLLABORATION CROPS. Notwithstanding, subject to Paragraph 2.5.1, failure to specifically set forth such BACKGROUND INTELLECTUAL PROPERTY in a SCHEDULE will not foreclose a later claim that certain intellectual property is BACKGROUND INTELLECTUAL PROPERTY.
     2.6 CERES and NOBLE shall have an undivided interest in JOINT INTELLECTUAL PROPERTY. Consequently, any and all patent applications or plant variety rights applications that

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cover JOINT INTELLECTUAL PROPERTY shall be assigned jointly to CERES and NOBLE as soon as practicable.
     2.6.1 All rights and title to CERES INTELLECTUAL PROPERTY and CERES BACKGROUND INTELLECTUAL PROPERTY shall belong to CERES, and NOBLE shall not acquire any interest in the same by its performance under this Agreement.
     2.6.2 All rights and title to NOBLE INTELLECTUAL PROPERTY and NOBLE BACKGROUND INTELLECTUAL PROPERTY shall belong to NOBLE, and CERES shall not acquire any interest in the same by its performance under this Agreement.
     2.7 Each party will notify the other party, in writing (“INVENTION NOTICE”), within thirty (30) days of reduction to practice or knowledge of conception or discovery of JOINT INTELLECTUAL PROPERTY, and each INVENTION NOTICE will describe the JOINT INTELLECTUAL PROPERTY with sufficient specificity to allow assessment by the other party.
     2.8 Unless circumstances (e.g., publication submission, presentation, etc.) prohibit such duration, the parties shall consult within twenty (20) days of receiving an INVENTION NOTICE, such consultation shall concern whether to proceed to obtain intellectual property protection on the disclosed JOINT INTELLECTUAL PROPERTY or whether to protect the same through other methods. CERES shall have the first option to pursue such protection in its best judgment in the joint names of both parties. If CERES so elects by written notice within sixty (60) days of such initial consultation, CERES shall be the “ADMINISTERING PARTY” for the purposes of this Agreement.
     2.8.1 The ADMINISTERING PARTY shall be responsible for retaining counsel, overseeing the process of securing intellectual property protection (i.e., the preparation, filing and prosecution of patent or plant variety rights application(s)) and maintaining intellectual property protection for the mutual benefit of the parties, in its best judgment, for that which it had prosecution responsibility. In addition to other reporting responsibilities provided below, the ADMINISTERING PARTY shall promptly notify the other party following retention of counsel. The parties will provide, and cause their respective employees, agents and students to provide, all reasonable assistance which may be required in connection with the filing and prosecution of such intellectual property rights, including without limitation the signing of documents.
     2.8.2 The ADMINISTERING PARTY shall keep the non-administering party advised as to all developments with respect to all patent and plant variety rights application(s) and issued patents and plant variety rights covering jointly owned JOINT INTELLECTUAL PROPERTY, which includes supplying copies of all papers received and filed in connection with such applications and patents in sufficient time for the non-administering party to comment thereon.
     2.9 CERES agrees to bear all legal expenses incurred by CERES as an ADMINISTERING PARTY in obtaining and maintaining patents and plant variety rights, U.S. and foreign, covering JOINT INTELLECTUAL PROPERTY.
     2.10 If CERES does not elect to file an application for a patent or plant variety rights or continue maintenance of a patent or plant variety rights in a particular country, consistent with the

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consultation of Paragraph 2.8, NOBLE may file such application, continue such prosecution, or maintain such patent or plant variety rights at its own expense; provided however, that prior to filing any such application NOBLE will grant CERES the opportunity to discuss the possible disclosure of confidential information which may occur through such filing. NOBLE will take into account any issues raised by CERES during such discussion, but NOBLE will have the right to proceed with such filing in accordance with its best judgment. For any such application, patent or plant variety rights, NOBLE shall serve as the ADMINISTERING PARTY. CERES shall have non-exclusive rights under the specific patent application(s), plant variety right application(s), patent(s) and/or plant variety right(s) in the country(ies) in which CERES declined to initiate or continue its participation, subject to paying NOBLE reasonable remuneration (whether as a royalty or in some other form as the parties may agree) to be negotiated in good faith, and in any case CERES shall remain free to use and practice the JOINT INTELLECTUAL PROPERTY covered by such specific patent application(s)/patent(s) or plant variety rights application(s)/plant variety right(s) for research and evaluation purposes.
     2.11 At each quarterly meeting of the MANAGEMENT COMMITTEE, CERES will report CERES INTELLECTUAL PROPERTY on which patent applications were filed in the preceding quarter and the general subject matter of patent applications reasonably anticipated to be filed in the near term, and NOBLE will report NOBLE INTELLECTUAL PROPERTY on which patent applications were filed in the preceding quarter and the general subject matter of patent applications reasonably anticipated to be filed in the near term. In addition, the parties may exchange information regarding their respective INTELLECTUAL PROPERTY at other times as they deem fit.
3. USE AND COMMERCIALIZATION RIGHTS.
     3.1 Through the express grant of such rights in any SCHEDULE, CERES may grant NOBLE the right to use CERES BACKGROUND INTELLECTUAL PROPERTY to the extent required for, and for the sole purpose of, the performance by NOBLE (or its SUBCONTRACTORS) of RESEARCH PROJECTS. SCHEDULES may specify that similar rights are granted with respect to defined elements of CERES BACKGROUND INTELLECTUAL PROPERTY.
     3.2 NOBLE shall have the right to use JOINT INTELLECTUAL PROPERTY and OTHER RESEARCH RESULTS (a) for the purpose of the implementation of RESEARCH PROJECTS; (b) for internal research purposes (i.e., not in collaboration with or for the benefit of third parties), which do not concern the breeding or germplasm improvement of COLLABORATION CROPS; and (c) for research purposes in all crops except (i) the COLLABORATION CROPS and (ii) the specific crops set forth in EXHIBIT E. The provisions of this Agreement on CONFIDENTIALITY (Article 9) and PUBLICATIONS (Article 6) will apply with respect to all the foregoing activities.
     3.2.1 CERES shall have an exclusive first option to commercialize any results of NOBLE’s research activities under Paragraphs 3.2(a) and 3.2(b). NOBLE shall notify CERES, in writing, of any such results.
     3.2.2 If CERES exercises its option by written notice within ninety (90) days of NOBLE’S written notice under Paragraph 3.2.1, CERES and NOBLE shall negotiate the terms of a commercialization agreement that covers the reported results. If, despite the parties’ good faith efforts, CERES and NOBLE are unable to agree upon the terms and conditions of such agreement within one hundred and eighty (180) days after commencing good faith negotiations,

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or at any earlier time agreed to by the parties, then NOBLE shall be free to commercially exploit the results or grant licenses, with the right to grant sublicenses, to third parties, to use and commercially exploit such results for all crops except (a) the COLLABORATION CROPS and (b) the specific crops set forth in EXHIBIT E.
     3.2.3 If CERES declines to exercise this option or fails to respond within ninety (90) days of NOBLE’S written notice under Paragraph 3.2.1, NOBLE shall then be free to commercially exploit the results or grant licenses, with the right to grant sublicenses, to third parties to use and commercially exploit such results for all crops except (a) the COLLABORATION CROPS and (b) the specific crops set forth in EXHIBIT E.
     3.2.4 Pursuant to Paragraphs 3.2.2 or 3.2.3, if NOBLE proceeds to commercial exploitation of such results whether through the grant of a license to a third party or otherwise (subject to Paragraph 14.2 on exclusivity), such exploitation shall result in NOBLE paying CERES reasonable remuneration (whether as a royalty or in some other form as the parties may agree) to be negotiated in good faith. This remuneration shall take into account the financial contribution of each party in research, development, marketing and commercialization with respect to the relevant products.
     3.3 Subject to the reservations and rights granted to NOBLE in Paragraph 3.2, the parties acknowledge and agree that CERES shall have the exclusive right, with the right to grant sublicenses to this right, to use and commercially exploit JOINT INTELLECTUAL PROPERTY and OTHER RESEARCH RESULTS for any and all uses and fields, including, but not limited to, use in the COLLABORATION CROPS and crops other than the COLLABORATION CROPS. Any commercialization (including, but not limited to, the grant of commercialization licenses) of JOINT INTELLECTUAL PROPERTY and/or OTHER RESEARCH RESULTS shall result in CERES paying NOBLE a reasonable remuneration (whether as a royalty or in some other form as the parties may agree) to be negotiated in good faith. This remuneration shall take into account the financial contribution of each party in research development, marketing and commercialization with respect to the relevant products. The terms for remuneration will be specified, with respect to specific RESEARCH PROJECTS, JOINT INTELLECTUAL PROPERTY and/or OTHER RESEARCH RESULTS, either in the respective SCHEDULES or in other agreements to be executed by the parties.
     3.4 Subject to the reservations of Paragraph 3.2, NOBLE agrees to grant CERES an exclusive, world-wide license, with the right to grant sublicenses, to use and exploit commercially (a) NOBLE’s interest in any JOINT INTELLECTUAL PROPERTY and OTHER RESEARCH RESULTS; (b) NOBLE INTELLECTUAL PROPERTY and (c) when necessary for the commercialization or use of JOINT INTELLECTUAL PROPERTY and/or OTHER RESEARCH RESULTS and/or NOBLE INTELLECTUAL PROPERTY for the COLLABORATION CROPS, NOBLE BACKGROUND INTELLECTUAL PROPERTY, subject to paying NOBLE reasonable remuneration (whether as a royalty or in some other form as the parties may agree) to be negotiated in good faith. This remuneration shall take into account the financial contribution of each party in research, development, marketing and commercialization with respect to the relevant products. Such license grants will be further specified in other agreements to be executed by the parties. SCHEDULES to this Agreement may refer to the Model License Agreement for Non-transgenic Varieties in EXHIBIT G.

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4. ENFORCEMENT OF JOINT INTELLECTUAL PROPERTY RIGHTS.
     4.1 CERES will have the right, at its own discretion and expense, to take any action to enforce and to initiate and prosecute suits for infringement of jointly owned intellectual property rights covering JOINT INTELLECTUAL PROPERTY. CERES and NOBLE will consult with each other upon a course of action and enforcement strategy. CERES will be responsible for the conduct of any such enforcement action, and NOBLE will reasonably cooperate with CERES to effect the enforcement action, and if appropriate, determine a settlement position. CERES shall be responsible for retaining counsel and shall promptly notify NOBLE following retention of counsel, and NOBLE agrees to be represented by such counsel as may be required for any enforcement action or settlement. For purposes of settlement, CERES shall be the contact with the parties’ counsel as well as the opposing party(ies) and shall have the right to enter into settlements. CERES shall keep NOBLE advised as to all developments with respect to the enforcement action and settlement discussions, which includes supplying to NOBLE copies of all papers received and filed in sufficient time for NOBLE to comment thereon. NOBLE may attend any and all meetings with the parties’ counsel and the opposing side for settlement purposes. NOBLE agrees to voluntarily join in any action brought by CERES as a party plaintiff/defendant, if necessary, at the expense of CERES. If necessary, NOBLE agrees to enter into a joint defense agreement.
     4.2 In situations where a substantial commercial interest of NOBLE’s is harmed by infringement, and CERES elects not to pursue any action to enforce and to initiate and prosecute suits for infringement, NOBLE shall have the right to pursue any such action in all crops except (a) the COLLABORATION CROPS and (b) the specific crops set forth in EXHIBIT E, and CERES will reasonably cooperate with NOBLE, if necessary, to permit NOBLE to properly enforce its rights. NOBLE will be responsible for the conduct of any such enforcement action. NOBLE shall be responsible for retaining counsel and shall promptly notify CERES following retention of counsel, and CERES agrees to be represented by such counsel as may be required for any enforcement action or settlement. For purposes of settlement, NOBLE shall be the contact with the parties’ counsel as well as the opposing party(ies) and shall have the right to enter into settlements. NOBLE shall keep CERES advised as to all developments with respect to the enforcement action and settlement discussions, which includes supplying to CERES copies of all papers received and filed in sufficient time for CERES to comment thereon. CERES may attend any and all meetings with the parties’ counsel and the opposing side for settlement purposes. CERES agrees to voluntarily join in any action brought by NOBLE as a party plaintiff/defendant, if necessary, at the expense of NOBLE. If necessary, CERES agrees to enter into a joint defense agreement.
     4.3 Any damages received by CERES as a result of an enforcement action of rights to JOINT INTELLECTUAL PROPERTY, after deduction of all enforcement related costs incurred by CERES, shall be considered as revenues for the purpose of remuneration payments to NOBLE, as set forth in any applicable license/commercialization agreement between the parties. In the absence of any such license/commercialization agreement, the parties will share such damages after deduction of all enforcement related costs incurred by CERES, in proportion to their relative financial contributions to the creation (i.e., research and development) of such JOINT INTELLECTUAL PROPERTY.

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5. TERMINATION.
     5.1. The term of this Agreement shall be twenty (20) years from the Effective Date, unless sooner terminated in accordance with the following provisions of this Paragraph:
     (a) mutual, written agreement of the parties;
     (b) failure of one party to satisfy its material obligations under this Agreement, and such party subsequently fails to cure such failure(s) within (i) thirty (30) days for failures to remit payment for amounts due under this Agreement and (ii) ninety (90) days for all other obligations in each case after receipt of written notice from the non-breaching party specifying such failure(s);
     (c) one (1) year’s written notice of termination by either CERES or NOBLE to the other party in case either the terminating party or the other party ceases substantially all activities in the COLLABORATION CROPS;
     (d) NOBLE will have the right to terminate this Agreement unilaterally with thirty (30) days’ written notice to CERES, (i) if CERES seeks protection under any bankruptcy, insolvency, receivership, trust, deed, creditors arrangement or comparable proceeding or if any such proceeding is instituted against CERES (and not dismissed within one hundred twenty (120) days); (ii) in case of dissolution or winding up of CERES (excluding any situation where all or substantially all of CERES’ assets, stock or business to which this Agreement relates are acquired by a third party (whether by sale, acquisition, merger, operation of law or otherwise)); (iii) with written notice to CERES, to be given no later than March 31, 2010 if Ceres has failed in a substantial manner, by December 31, 2009, to implement the activities set forth in EXHIBIT F, and does not remedy such failure or offer a remediation plan which is reasonably acceptable to NOBLE within ninety (90) days after receipt of a written notice from NOBLE specifying such failure; or (iv) with one hundred twenty (120) days’ written notice to CERES, if the institutional mission, purpose or structure of NOBLE would change substantially and adversely affect NOBLE’S ability to satisfy its obligations hereunder;
     (e) CERES will have the right to terminate this Agreement unilaterally: (i) with thirty (30) days’ written notice to NOBLE if Dr. Joe Bouton ceases to be associated with NOBLE and the RESEARCH PROJECTS contemplated by this Agreement, and NOBLE has not replaced him within one hundred twenty (120) days by a person reasonably acceptable to CERES; (ii) with ninety (90) days’ written notice to NOBLE, if the institutional mission, purpose or structure of NOBLE would change substantially and adversely affect NOBLE’S ability to satisfy its obligations hereunder; or (iii) with one (1) years’ written notice to NOBLE, if CERES has a documented, compelling business reasons to cease the collaboration; or
     (f) either party will have the right to terminate this Agreement if no active RESEARCH PROJECTS exist for more than two (2) years, provided that on or after the second anniversary of the expiration or termination of the last SCHEDULE to expire or terminate, the parties have not agreed on any new SCHEDULE despite (i) negotiations in good faith by both parties or (ii) diligent, documented attempts by the terminating party to conduct negotiations in good faith with respect to one or more new SCHEDULES, to which attempts the other party has not been responsive.

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     5.2 Promptly upon the delivery of a notice of termination of this Agreement, the parties will meet to discuss the ongoing RESEARCH PROJECTS, and each party will provide to the other party any data, information and germplasm that constitutes or is covered by JOINT INTELLECTUAL PROPERTY and which has not been provided prior to the notice of termination, without prejudice to additional on-going delivery obligations set forth in any SCHEDULES.
     5.3 Termination of this Agreement shall not affect the rights and obligations of the parties accrued prior to termination hereof nor any license grants then in existence, subject to payment of remuneration as set forth in any relevant license/commercialization agreements. Further, the provisions set forth hereinafter shall apply.
     5.3.1 In case of termination on the basis of (w) Paragraph 5.1(b) if CERES is the breaching party; (x) Paragraph 5.1(c) if CERES ceases substantially all activities in the COLLABORATION CROPS; (y) Paragraphs 5.1(d)(i), 5.1(d)(ii) or 5.1(d)(iii); or (z) Paragraph 5.1(e)(iii), at or about the effective date of termination, the parties will negotiate in good faith to reach agreement as to the rights to use and commercially exploit JOINT INTELLECTUAL PROPERTY, which will be addressed in one or more written agreements. If the parties fail to reach agreement within ninety (90) days after the start of such negotiations, which shall be evidenced by written notice from one party to the other initiating such negotiations, each party shall have the non-exclusive right to use and commercially exploit JOINT INTELLECTUAL PROPERTY for any and all purposes, with the right to grant sublicenses, subject to the obligations of the first sentence of Paragraph 5.3 and the provisions set forth hereinafter. With respect to commercialization by either party of varieties of COLLABORATION CROPS which constitute or incorporate JOINT INTELLECTUAL PROPERTY not yet exclusively licensed to CERES as of the termination date (a) during a period of three (3) years after the termination date of this Agreement, CERES will pay remuneration to NOBLE for CERES’ commercialization activities as if such varieties were licensed exclusively to CERES, and the remuneration shall be settled in accordance with the dispute resolution procedure in Article 11, and NOBLE will pay one-half of the remuneration so determined to CERES for NOBLE’S commercialization activities and (b) after the expiration of a three (3) year period from the termination date of this Agreement, each party shall pay the other party remuneration at one-half of the rate so determined for their respective commercialization activities. No remuneration shall be due by either party with respect to any other use or commercialization of JOINT INTELLECTUAL PROPERTY.
     5.3.2 In case of termination on the basis of (v) Paragraph 5.1(b) if NOBLE is the breaching party; (w) Paragraph 5.1(c) if NOBLE ceases substantially all activities in the COLLABORATION CROPS; (x) Paragraph 5.1(d)(iv); (y) Paragraphs 5.1(e)(i) or 5.1(e)(ii) or (z) Paragraph 5.1(f), subject to the obligations of the first sentence of Paragraph 5.3, CERES shall have the exclusive right to commercialize any JOINT INTELLECTUAL PROPERTY to the extent such JOINT INTELLECTUAL PROPERTY is not covered by any relevant license/commercialization agreement between the parties. At or about the effective date of termination, the parties will negotiate in good faith to reach agreement as to reasonable remuneration (whether as a royalty or in some other form as the parties may agree), which will be addressed in one or more written agreements. If the parties fail to reach agreement within ninety (90) days after the start of such negotiations, which shall be evidenced by written notice from one party to the other initiating such negotiations, the remuneration shall be settled in

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accordance with the dispute resolution procedure in Article 11. Further, for termination under Paragraphs 5.1(b), 5.1(c), 5.1(d)(iv) and 5.1(e)(ii), NOBLE’S internal research rights under Paragraph 3.2 shall terminate simultaneously.
     5.4 Termination of this Agreement for any reason will not relieve either party of any obligation or liability accrued under this Agreement before termination or rescind any payments made or due before termination. Articles 2, 3 (subject to Paragraph 5.3), 4, 5, 6, 7, 9, 11, 15 and 16 will survive any termination of this Agreement.
     5.5 Termination of this Agreement shall not automatically terminate any existing RESEARCH PROJECT, which can only be terminated according to the specific terms of the related SCHEDULE. The terms and provisions of this Agreement shall continue to apply to the activities and outcomes of any such RESEARCH PROJECTS, notwithstanding the termination of this Agreement, unless provided otherwise in the relevant SCHEDULE or by written agreement of the parties upon termination.
6. PUBLICATIONS AND DISCUSSIONS.
     6.1 The parties agree that the researchers involved in the RESEARCH PROJECTS are permitted to present methods and/or results of the RESEARCH PROJECTS at symposia and professional meetings and to publish the same in journals or the like; provided however, the disclosing party must furnish copies of any proposed publication, presentation or disclosure (collectively “Disclosure”) to the other party at least thirty (30) days in advance of the specific submission, presentation or other disclosure.
     6.2 The non-disclosing party shall have the thirty (30) day notice period to object, in writing, to such proposed Disclosure because it contains (a) potentially patentable subject matter that needs protection or (b) BACKGROUND INTELLECTUAL PROPERTY or JOINT INTELLECTUAL PROPERTY or INTELLECTUAL PROPERTY of the non-disclosing party or OTHER RESEARCH RESULTS which need to be kept confidential for compelling business reasons in the non-disclosing party’s reasonable judgment. In the event that the non-disclosing party makes such objection, the disclosing party will (x) if applicable, elect to cooperate with the non-disclosing party to obtain proper protection in accordance with the provisions of Article 2 herein or (y) remove the objectionable subject matter from the Disclosure. No delay caused by the non-disclosing party under this paragraph shall extend beyond three (3) months, wherein upon such delay, the disclosing party shall be permitted to proceed without being in breach of this Article.
     6.3 CERES and NOBLE shall use reasonable effort to avoid any action that might jeopardize the ability of the parties, individually or jointly as the case may be, to obtain or retain valid/enforceable intellectual rights in JOINT INTELLECTUAL PROPERTY, NOBLE INTELLECTUAL PROPERTY or CERES INTELLECTUAL PROPERTY.
7. RECORDS AND AUDITS.
The parties shall keep accurate and detailed records in accordance with good accounting practices of all expenses and extramural income, if any, relating to the RESEARCH PROJECTS. All such records shall be subject to inspection by an independent auditor designated by the other party and reasonably

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acceptable to the audited party within normal business hours with at least fourteen (14) days notice. Such inspection rights shall terminate, with respect to each RESEARCH PROJECT, on the third anniversary of the expiration or termination of such RESEARCH PROJECT.
8. INDEPENDENT CONTRACTOR.
The relationship of the parties is that of independent contractors. Nothing herein is intended or will be construed to establish any agency, partnerships or joint ventures. Neither party is authorized or empowered to act as an agent for the other party for any purpose, nor shall either party be bound by the acts or conduct of the other party.
9. CONFIDENTIALITY.
     9.1 As used in this Agreement, the term “Confidential Information” shall mean (a) all non-public information and material received by one party from the other in furtherance of the collaboration contemplated by this Agreement and (b) any and all information, results including material and observations generated in the performance of any RESEARCH PROJECT including, without limitation, CERES INTELLECTUAL PROPERTY, NOBLE INTELLECTUAL PROPERTY, JOINT INTELLECTUAL PROPERTY and OTHER RESEARCH RESULTS. Confidential Information can include, but is not limited to, information concerning the disclosing party’s operations, research, processes, techniques, data and non-public materials.
     9.2 Subject to Paragraph 9.3, for a period of five (5) years after the termination of the related RESEARCH PROJECT, the receiving party shall not use, except (a) for the benefit of the parties’ collaboration or (b) such use as is expressly allowed by this Agreement and/or disclose any Confidential Information to any third party without the prior written consent of the disclosing party if the Confidential Information was received from the other party, or the prior written consent of both parties if the Confidential Information was generated during a RESEARCH PROJECT. Confidential Information shall only be made accessible to each party’s employees or students on a need-to-know basis. Manuscripts and papers published in scientific journals and presentations made at public meetings that include Confidential Information are exempt from the conditions of this Paragraph, provided the parties followed the procedure set forth in Article 6.
     9.3 The receiving party shall have no obligations of confidentiality for information that: can be established through written evidence to be in the possession of the receiving party prior to the disclosure by the disclosing party; is or becomes public knowledge through no fault of the disclosing party; and/or is acquired from others not under an obligation of confidentiality to the disclosing party. In addition, the parties, pursuant to the express terms of this Agreement or any SCHEDULE or other agreement between the parties, shall have the right to proceed to disclosures of Confidential Information (a) as required to file for intellectual property protection or registration or deregulation or approval of genetically modified organisms; (b) as required to exercise commercialization rights granted in or on the basis of this Agreement and for related marketing activities; (c) as required by laws, rules or regulation or court ordering such as, without limitation, SEC regulations and IRS regulations; or (d) in CERES’ reasonable judgment for the limited purpose of (potential) investors and business partners.

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10. NOTICES.
Any notices required to be given or which shall be given under this Agreement shall be in writing and delivered by first class mail or overnight (trackable) courier addressed to the parties as follows:
Vice President of Product Development
Ceres, Inc.
1535 Ranch Conejo Blvd.
Thousand Oaks, California 91320
Vice President, General Counsel
The Samuel Roberts Noble Foundation, Inc.
2510 Sam Noble Parkway
Ardmore, Oklahoma 73401
In the event that notices under this Agreement are sent by certified or registered mail (or alternatively, by overnight courier) by one party to the other party at its above address, they shall be deemed to have been given or made as of the date so mailed.
11. DISPUTE RESOLUTION AND APPLICABLE LAW.
All disputes, differences or questions arising out of or in connection with this Agreement or its SCHEDULES, or related to the alleged breach, termination, validity, interpretation or violation thereof, shall be submitted to the MANAGEMENT COMMITTEE for resolution, which shall convene, whether in person or otherwise, to resolve such dispute in a timely manner. Either party may initiate a resolution procedure by providing written notice (“Dispute Notice”) to the other party, and any such Dispute Notice must set forth the subject matter of the dispute, difference or question. If after sixty (60) days the dispute remains unresolved, the presidents of CERES and NOBLE shall seek to resolve the dispute through negotiation or mediation. If negotiation is elected, the parties agree that at least eight (8) cumulative hours of negotiations between the presidents will be undertaken. If mediation is elected, the presidents will meet at a neutral site for mediation. Unless agreed to otherwise, the neutral site shall be Denver, Colorado. The mediation shall be conducted in accordance with the then existing Commercial Mediation Rules of the American Arbitration Association (AAA). The mediator shall be selected by mutual agreement of the parties. If the parties cannot agree on a mediator, AAA shall designate a mediator at the request of either party. Any mediator so designated must be acceptable to both parties. Fees for the mediation will be shared equally, and the parties will responsible for their respective expenses. Settlement reached in mediation or negotiation will not be binding until the parties have signed a written settlement agreement.
Any dispute, controversy, or claim arising out of or in connection with this Agreement or its SCHEDULES, or related to the alleged breach, termination, validity, interpretation or violation thereof, not settled by negotiation or mediation in accordance with the terms hereof, shall be finally settled and determined by arbitration administered by the AAA under its then current Commercial Arbitration Rules and Mediation Procedures (including Procedures for Large, Complex Commercial Disputes) (the “Rules”). The written reasoned award of the arbitrators shall be final and binding upon the parties, and judgment on or enforcement of the award so rendered may be sought, had or entered in any court having jurisdiction.

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     (a) Initiation of Arbitration. Any party may initiate arbitration by filing a written request for arbitration with the AAA. A copy of the request shall be furnished to all other parties in accordance with the provisions of the Rules and the provisions in the agreement between the parties concerning notices. For all purposes the “commencement of the arbitration” shall be deemed to be the date on which any party issues a written demand for arbitration in accordance with the requirements of Article 10.
     (b) Appointment of Arbitrators. Each party shall appoint an arbitrator, and the two arbitrators so appointed shall appoint the third arbitrator. The party initiating the arbitration shall appoint its arbitrator at the commencement of the arbitration. The other party shall appoint its arbitrator within thirty (30) days of the commencement of the arbitration. If the arbitrators appointed by the parties fail to appoint the third arbitrator within sixty (60) days of the commencement of the arbitration, the AAA shall appoint the third arbitrator following consultation with the parties.
     (c) Qualifications of Arbitrators. Each arbitrator so appointed shall have a reputation as being experienced in the legal and technical matters related to the dispute, shall be required to disclose, among other disclosures, any prior involvement with the legal and technical matters related to the dispute and any involvement with a competitor of any party, and shall not be presently nor in the past have been affiliated with any party or a competitor of any party. Notwithstanding the method of their appointment, each arbitrator shall be required to meet the standards contained in the Rules with respect to impartiality, independence and neutrality.
     (d) Location of the Arbitration. The seat of arbitration shall be Denver, Colorado. The arbitrators may hold hearings at such other locations as the arbitrators shall determine, after consultation with the parties.
     (e) Language of Arbitration. The arbitral proceedings and all pleadings and written evidence shall be in the English language. Any written evidence originally in a language other than English shall be submitted in English translation accompanied by the original or true copy thereof.
     (f) Procedural Requirements. The arbitrators shall, after consultation with the parties, make appropriate provision in the arbitration process for rules specific to this arbitration which:
          (i) require the disclosure of all exhibits expected to be used by the parties at the arbitration, and the exchange of complete copies of all such exhibits in advance of the arbitration;
          (ii) determine the dates for the exchange of said written disclosures and copies of said exhibits;
          (iii) require the written disclosure of the identity of all witnesses whom the parties expect to call at the arbitration;
          (iv) determine the dates for the exchange of the written disclosures of the identity of witnesses which the parties expect to call at the arbitration;

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          (v) determine the dates for the exchange of sworn narrative statements containing the testimony of all witnesses whom the parties expect to call at the arbitration;
          (vi) require that the sworn narrative testimony of witnesses be submitted in substitution for the direct examination of the witness, and that all witnesses whose sworn testimony is submitted for consideration by the arbitrators must present him or herself for cross examination at the time and place of the arbitration hearing, unless some other procedure providing the parties with a full and complete opportunity for cross-examination has been established and provided by the arbitrators, the parties and the witness;
          (vii) prohibit, except upon a showing of good cause, or for purposes of rebuttal, the receipt into evidence of any exhibit not disclosed by the parties, nor shall the arbitrators permit a party to present the testimony of any witness whose identity and testimony was not exchanged prior to the arbitration;
          (viii) permit discovery as reasonable and necessary for the orderly preparation of the dispute for hearing and determination of the dispute (said discovery may include requests for production of documents and depositions of witnesses who cannot be summoned to the arbitration or are otherwise unavailable to attend the arbitration); and
          (ix) require all parties and experts to maintain all information and documents they have received , reviewed, exchanged or given testimony about in confidence pursuant to an appropriate confidentiality undertaking and order.
     (g) Limitation on Remedies. The arbitrators are precluded from awarding punitive or exemplary damages. In no event shall the arbitrators have the powers of an amiable compositeur.
     (h) Resort to the Courts. Nothing in this Agreement prohibits any party from seeking interim or conservatory relief in any court of competent jurisdiction; provided however, that neither the filing of an application for a temporary restraining order, preliminary injunction or other interim or conservatory relief, as necessary, nor the granting of such relief, shall be deemed to be a waiver of the obligation of the party to have the dispute heard and determined solely and exclusively by arbitration.
     (i) Survival. The rights and obligations of the parties as described herein shall survive the termination, expiration, non-renewal or rescission of the Agreement between the parties.
12. PUBLICITY.
     12.1 NOBLE will not identify CERES in any products, publicity, promotion, promotional advertising or other promotional materials to be disseminated to the public, or use any trademark, service mark, trade name, logo or symbol that is representative of CERES or its entities, whether registered or not, or use the name, title, likeness or statement of any CERES employee or student, without CERES’ prior written consent. Any use of CERES’ name shall be limited to statements of fact and shall not imply endorsement by CERES of NOBLE’S research, products or services.

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     12.2 CERES will not identify NOBLE in any products, publicity, promotion, promotional advertising or other promotional materials to be disseminated to the public, or use any trademark, service mark, trade name, logo or symbol that is representative of NOBLE or its entities, whether registered or not, or use the name, title, likeness or statement of any NOBLE faculty member, employee or student, without NOBLE’S prior written consent. Any use of NOBLE’S name shall be limited to statements of fact and shall not imply endorsement by NOBLE of CERES’ research, products or services.
     12.3 Notwithstanding any provision of this Article, either of the parties can disclose or otherwise acknowledge, without restriction, the existence of this Agreement as well as the collaborative relationship between the parties without the prior consent of the other party. Notwithstanding the unilateral disclosure rights provided for in this paragraph, if the disclosure or acknowledgement takes the form of a written release, the disclosing party shall provide the other party a copy of any such unilateral disclosure prior to its release so as to allow the other party to comment and shall take such comments reasonably into account. However, no advance copy needs to be provided of any releases referred to in Paragraph 12.4(a) or 12.4(b) or of any releases which are identical to previous releases.
     12.4 The parties intend to issue joint press releases regarding their collaboration. Any such press release and any press release by either party will be subject to the prior written approval of both parties; provided however, that (a) CERES shall have the right to otherwise disclose information as may be required in CERES’ judgment to comply with SEC regulations or other laws, rules or regulations governing disclosure of information and (b) NOBLE shall have the right to otherwise disclose information as may be required in NOBLE’S judgment to comply with IRS or state regulations or other laws, rules or regulations governing disclosure of information. Notwithstanding the unilateral disclosure rights provided for in this paragraph, the disclosing party shall provide the other party a copy of any such unilateral disclosure preferably prior to its release.
13. MANAGEMENT COMMITTEE.
     13.1 The parties will establish a MANAGEMENT COMMITTEE to supervise the implementation, execution and progress of this Agreement and its RESEARCH PROJECTS. The MANAGEMENT COMMITTEE will consist of four (4) members, two (2) to be appointed by each party and will meet at least once every calendar quarter, in person or by telephone, on dates and at locations to be mutually agreed. The representatives of each party may invite other employees of that party to meeting on an as-needed basis, subject to prior notification of the other party.
     13.2 The MANAGEMENT COMMITTEE shall approve project teams and RESEARCH PROJECT principal investigators. The MANAGEMENT COMMITTEE shall determine the resources necessary to achieve the goals of each RESEARCH PROJECT, within the limits of the total RESEARCH PROJECT budget provided in the relevant SCHEDULE. The RESEARCH PROJECT principal investigators shall report to the MANAGEMENT COMMITTEE at such intervals as may be determined by the MANAGEMENT COMMITTEE. The MANAGEMENT COMMITTEE shall review progress and may, as appropriate, revise stated or set additional goals. The MANAGEMENT COMMITTEE shall have the authority to modify those provisions of each SCHEDULE listed in Paragraph 1.4.1.

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     13.3 Decisions of the MANAGEMENT COMMITTEE shall be made by unanimous agreement and recorded in a manner prescribed by the MANAGEMENT COMMITTEE as a true record of the decisions. If the MANAGEMENT COMMITTEE cannot come to a unanimous agreement on any matter then the status quo shall apply. If either party believes that the matter is materially adverse to the objectives of this Agreement and/or the matter significantly hinders the party’s ability to satisfy its obligations under this Agreement, then the matter shall be settled in accordance with the disputes procedure in Article 11.
14. EXCLUSIVITY.
     14.1 In consideration of CERES’ development of a new market for the COLLABORATION CROPS and the significant activities associated with the development of this market, NOBLE agrees to grant CERES exclusive access to NOBLE’S plant improvement activities specifically involving the COLLABORATION CROPS, whether through plant breeding or transformation.
     14.2 During the term of this Agreement, subject to the provisions of this Agreement on subcontracting (Paragraph 1.13 and its related subparagraphs), NOBLE (a) will not collaborate with or perform any activities for the benefit of or grant any rights to any for-profit third party in the field of the COLLABORATION CROPS without the prior written consent of CERES or (b) will not collaborate with or perform any activities for the benefit of or grant any rights to any not-for-profit third party with respect to breeding or germplasm improvement of COLLABORATION CROPS without the prior written consent of CERES.
     14.2.1 The parties contemplate entering a separate agreement, in partial consideration for the exclusivity granted to CERES in this Article, that would provide NOBLE the right, pursuant to the terms of such agreement and the continuation of such exclusivity, to obtain a minor equity position in CERES. If the parties have not agreed to the terms of such agreement prior to the conclusion of two hundred and seventy (270) days from the Effective Date of this Agreement, despite negotiations in good faith by both parties, unless this period is extended by the mutual agreement of the parties, NOBLE shall have the right to terminate its obligations set forth in this Article 14.2 by written notice to CERES, to be delivered no later than one (1) year from the Effective Date of this Agreement.
     14.3 During the term of this Agreement, NOBLE will promptly notify CERES, in writing, of any contemplated internal research activities (i.e., non-RESEARCH PROJECTS) that specifically involve the COLLABORATION CROPS and will submit a detailed, written research proposal to CERES. If CERES so requests, the parties will negotiate in good faith to agree on a new RESEARCH PROJECT and accompanying SCHEDULE or an amendment to an existing SCHEDULE on the basis of such research proposal. If CERES does not request such negotiations, or if the parties fail to reach agreement on a new SCHEDULE (or amendment to an existing SCHEDULE) based on such research proposal within ninety (90) days from delivery of the research proposal, NOBLE will have the right, subject to Paragraphs 3.2 and 14.2, to proceed to such internal research, and CERES is hereby granted an exclusive first option to commercialize any results of such activities. NOBLE shall notify CERES, in writing, of any such results.
     14.3.1 If CERES exercises its option by written notice within ninety (90) days of NOBLE’S written notice under Paragraph 14.3, CERES and NOBLE shall negotiate the terms

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of a commercialization agreement that covers the reported result. If, despite the parties’ good faith efforts, CERES and NOBLE are unable to agree upon the terms and conditions of such agreement within one hundred and eighty (180) days after commencing good faith negotiations, or at any earlier time agreed to by the parties, then NOBLE shall be free to commercially exploit the results or offer rights in such results to third parties in any and all crops.
     14.3.2 If CERES declines to exercise this option or fails to respond within ninety (90) days of NOBLE’S notice under Paragraph 14.3, then NOBLE shall then be free to commercially exploit the results or offer rights in such results to third parties in any and all crops.
     14.4 Prior to entering into any agreement pursuant to which a third party would perform breeding activities for any COLLABORATION CROP intended for commercialization in Alabama, Arkansas, Florida, Georgia, Kansas, Kentucky, Louisiana, Mississippi, Missouri, North Carolina, Oklahoma, South Carolina, Tennessee, Texas, Virginia and West Virginia of the United States, CERES will first provide NOBLE the opportunity to conduct such breeding activities. CERES shall notify NOBLE in writing of its intent to enter into any such agreement, and NOBLE shall, within thirty (30) days after receiving such notice, notify CERES in writing whether or not it desires to conduct such work. If NOBLE notifies CERES that it desires to conduct such work, CERES and NOBLE will negotiate in good faith the terms and conditions pursuant to which NOBLE shall conduct such breeding activities. If, despite the parties’ good faith efforts, CERES and NOBLE are unable to agree upon the terms and conditions for such work within sixty (60) days after commencing good faith negotiations, or at any earlier time agreed to by the parties, then CERES shall be free to enter into an agreement with a third party for such breeding activities.
15. EXCLUSION OF WARRANTIES.
     15.1 THE PARTIES ACKNOWLEDGE AND AGREE THAT NEITHER PARTY HAS MADE ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. IN NO EVENT SHALL EITHER PARTY BE HELD RESPONSIBLE FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OR LOSS OF PROFIT ARISING OUT OF THE USE OF ANY JOINT INTELLECTUAL PROPERTY, CERES INTELLECTUAL PROPERTY, NOBLE INTELLECTUAL PROPERTY, OTHER RESEARCH RESULTS OR BACKGROUND INTELLECTUAL PROPERTY COVERED BY THIS AGREEMENT OR ANY SCHEDULE OR ARISING OUT OF THE IMPLEMENTATION OF THIS AGREEMENT, EVEN IF SUCH PARTY IS ADVISED IN ADVANCE OF THE POSSIBILITY OF SUCH DAMAGES.
     15.2 Nothing in this Agreement is or shall be construed as:
(a) a warranty or representation by either party as to the validity or scope of any patent rights or plant variety rights;
(b) a warranty or representation by either party that anything made, used, sold or otherwise disposed of pursuant to any license granted under this Agreement is or will be free from infringement of patents, copyrights or other rights of third parties;

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(c) any obligations by either party to bring or prosecute actions or suits against third parties for patent infringement; or
(d) a grant by implication, estoppel or otherwise of any licenses under patent applications, patents, plant variety rights applications and/or plant variety rights of CERES and/or NOBLE or other person other than as provided in the express provisions of this Agreement or a SCHEDULE on this Agreement.
16. GENERAL.
     16.1 Entire Agreement/Modifications.
     This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, and there are no representations, warranties, covenants or obligations except as set forth herein. This Agreement supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, written or oral, of the parties hereto relating to the subject matter hereof. This Agreement may only be amended, modified or superseded by a writing executed by the authorized representative of the parties hereto. It is anticipated that SCHEDULES will be attached to and become part of this Agreement as new RESEARCH PROJECTS are undertaken, as described in Paragraph 1.1.
     16.2 Severability.
     This Agreement, to the greatest extent possible, shall be construed so as to give validity to all of the provisions hereof. If any provision of this Agreement is or becomes invalid, is ruled illegal by a court of competent jurisdiction or is deemed unenforceable under the current applicable law from time to time in effect during the term of this Agreement, the remainder of this Agreement will not be affected or impaired thereby and will continue to be construed to the maximum extent permitted by law. In lieu of each provision which is invalid, illegal or unenforceable, there will be substituted or added as part of this Agreement by mutual written agreement of the parties, a provision which will be as similar as possible, in economic and business objectives as intended by the parties to such invalid, illegal or unenforceable provision, but will be valid, legal and enforceable.
     16.3 Waiver.
     No failure or delay by either party in exercising any right or remedy under this Agreement will waive any provision of this Agreement. Nor will any single or partial exercise by either party of any right or remedy under this Agreement preclude it from otherwise or further exercising any rights or remedies which it may have, or any other rights or remedies granted by any law or any related document.
     16.4 Enforcement.
     In the event an action is commenced by either party against the other to enforce any of the provisions of this Agreement, the prevailing party shall be entitled to recover from the other party reasonable attorneys’ fees, court costs and necessary disbursements incurred in connection with such action.

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     16.5 Assignablility.
     This Agreement binds and enures to the benefit of the parties, their successor or assigns, but may not be assigned by either party without the prior written consent of the other party; provided however, CERES shall have the right to assign its rights and obligations under this Agreement to any Affiliated Company without such prior consent. Each party shall have the right to assign its rights and obligations under this Agreement to a third party in conjunction with the transfer to such third party of substantially all of the assets of such party associated with performance under this Agreement without such prior consent. “Affiliated Company” defined as any company owned or controlled by, under common control with or controlling CERES, “control” meaning in this context the direct or indirect ownership of fifty percent (50%) or more of the voting stock/shares of a company, or the power to nominate at least half of the directors.
     16.6 Force Majeure.
     No party shall be responsible to the other party for delay or failure in performance of any the obligations imposed by this Agreement, provided such failure shall be occasioned by fire, flood, explosion, lightning, wind storm, hailstorm, earthquake, subsidence of soil, failure of machinery or equipment or supply of materials, discontinuity in the supply of power, court order or governmental interference, terrorist attacks, civil commotion, riot, war, strikes, labor disturbances, transportation difficulties, labor shortage, natural genetic variation of any living matter or by any other cause of like or unlike nature beyond the reasonable control and without fault or negligence of such party.
     16.7 Choice of Law.
     This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware without regard to the principles of conflicts of law thereof.
     IN WITNESS WHEREOF, NOBLE and CERES have caused this Agreement to be duly executed as indicated below.

THE SAMUEL ROBERTS NOBLE FOUNDATION, INC.		CERES, INC.

By:	/s/ Michael A. Cawley	By:	/s/ Richard Flavell
Name:	Michael A. Cawley	Name:	Richard Flavell, CBE, FRS
Title:	President	Title:	Chief Scientific Officer
Date:	19 May 2006	Date:	May 19, 2006

		By:	/s/ Richard Hamilton
		Name:	Richard Hamilton
		Title:	President and Chief Executive Officer
		Date:	May 19, 2006

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EXHIBIT A — DEFINITION OF COLLABORATION CROPS
“COLLABORATION CROPS” is defined as and expressly limited to the following species:
     Panicum virgatum species.

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EXHIBIT B — PREFERRED FORM OF RECEIPT FORM
Packing Slip and Receipt Form
for material transferred pursuant to the Master Research Agreement dated 19 May 2006 between
THE SAMUEL ROBERTS NOBLE FOUNDATION, INC. and CERES, INC. and SCHEDULES to such Agreement.
Material transferred pursuant to SCHEDULE [x] dated [...]
The undersigned [NOBLE/CERES] signatory certifies that the material and related information set forth hereinafter are included in the shipment with which this form is enclosed.
The undersigned [NOBLE/CERES] signatory acknowledges having received in good order the material and related information set forth hereinafter. The signature does not constitute an acceptance of the receiving party’s qualification of the intellectual property (IP) status of the material transferred, such IP status being defined in the parties’ Master Research Agreement.
[Include description of material and related information with indication of IP status (e.g. Background, Joint IP) and any restrictions on transfer to subcontractors.]
THIS MATERIAL AND RELATED INFORMATION ARE TRANSFERRED ONLY FOR USE IN COMPLIANCE WITH THE ABOVE MENTIONED MASTER RESEARCH AGREEMENT AND SCHEDULE. CONFIDENTIALITY OBLIGATIONS APPLY.

For sending/receipt,	For receipt/sending,

Signature:	Signature:

Date:	Date:

Name: Walter E. Nelson	Name:

Title: Product Development Manager	Title:
CERES, INC.	THE SAMUEL ROBERTS NOBLE FOUNDATION, INC.

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EXHIBIT C — PREFERRED FORM OF VARIETY EVALUATION AGREEMENT
A. Recipient:
B. Address:
C. Plant Material:

SPECIES	CODE/DESCRIPTION	WEIGHT

D. Research Purpose: Variety production evaluation and performance testing with .
E. Location for Conduct of Research:
The <<INSTITUTION>> (“Provider”) will provide the Recipient the Plant Material subject to the following terms and conditions:
     1. The Recipient shall use the Plant Material solely for the Research Purpose.
     2. Provider is (i) owner of all or a portion of the intellectual property rights in the Plant Material and/or (ii) licensee of all or a portion of the intellectual property rights in the Plant Material.
     3. Without the prior written consent of Provider, the Recipient shall not use the Plant Material, seed, or any product derived therefrom in any form of reselection, breeding, sexual crossing, seed production, back crossing, tissue culturing, mutagenesis, genetic transformation or any biotechnological process, except as specifically approved in this Agreement.
     4. The Recipient shall not supply or otherwise transfer the Plant Material or any products or progeny derived therefrom, be it seed or vegetative material, to any other person or entity without the prior written permission from an authorized representative of Provider.
     5. The Recipient shall take all precautions to prevent theft or pilferage of any material related to and including the Plant Material.
     6. The Recipient shall voluntarily provide Provider the results of any evaluation using this Plant Material, including any proposed publication concerning the Plant Material.
     7. The Recipient will be free to publish the research results from the evaluation contemplated by this Agreement; provided however, the Recipient must provide Provider any proposed publication at least thirty (30) days prior to submission. Provider will review such proposed publication for the need of intellectual property protection and/or to identify any inadvertent disclosure of proprietary information. If necessary, the Recipient agrees to (i) delay publication by no more than sixty (60) days to enable the filing of an application for intellectual property protection and/or (ii) remove any proprietary information identified by Provider.
     8. Provider represents that it has the right to transfer the Plant Material under this Agreement.

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     9. At the end of the evaluation trial, the Recipient shall, at the option of Provider, (i) return to Provider all unused Plant Material supplied by Provider and all materials, regardless of type, produced from the Plant Material or (ii) destroy all unused Plant Material supplied by Provider and all materials, regardless of type, produced from the Plant Material. The Recipient agrees that all such unused Plant Material and all materials, regardless of type, produced from the Plant Material are the property of Provider.
     10. The Recipient acknowledges and agrees that Provider shall not be liable for any damages or loss that may arise from testing of the Plant Material.
     11. The Recipient acknowledges and accepts that the Plant Material is being supplied with no warranties, expressed or implied. In particular, as the use of the Plant Material is limited to the furtherance of the Research Purpose, there is no basis for and no warranty given for fitness for a particular purpose or merchantability.
Organization:
Recipient:

Date

CERES-NOBLE Master Research Agreement	Page 27 of 57

EXHIBIT D — EXISTING OR PENDING EXTRAMURAL FUNDING

		Other	Agency –	Filing Date /
Entity	Application Title	Institutions	Program	Award Date
CERES	Genes for Enhancing Carbon Sequestration in Poplar (R. Flavell)	Oregon State University	DOE/Office of Science	Sept. 9, 2005 (A)

NOBLE	Development of low-lignin switchgrass for improved ethanol production (Z. Wang)	Oak Ridge National Laboratory	USDA	April 3, 2006 (A)

NOBLE	Systemic modification of monolignol pathway gene expression for improved lignocellulose utilization (F. Chen, R. Dixon)	None	USDA/DOE Plant Feedstock	Feb 17, 2006 (F)

NOBLE	Genetic dissection of the lignocellulosic pathway of gene (F. Chen, R. Dixon)	Kansas State University (lead)	USDA/DOE Plant Feedstock	Feb 23, 2006 (F)

NOBLE	Molecular-functional map and genome analysis of switchgrass (Panicum virgatum L.) (M. Saha, J. Bouton)	USDA-ARS, Albany, California	USDA/DOE Plant Feedstock	Feb 27, 2006 (F)

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EXHIBIT E — EXCLUDED CROPS
Corn
Cotton
Wheat
Rice
Sugarcane
Miscanthus
Sweet sorghum
Soybean
Sunflower
Safflower
Jatropha
Castor
Canola
Oil Palm
Hevea
Guayule
St. Augustine (turf applications only)
Trees in all fields, excluding variety evaluation and testing
Fruits, Nuts & Vegetables in all fields, excluding variety evaluation and testing and research to use these platforms to deliver natural products/compounds to benefit human and/or animal health.

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EXHIBIT F — SEED PRODUCTION AND COMMERCIALIZATION ACTIVITIES
CERES will:
1.	Identify growers and establish grower contracts

2.	Lease, build or buy production facility

3.	Establish quality testing capability

4.	Establish a sales force and distribution network and/or distribution through existing distribution systems such as retail outlets and regional seed companies and/or establish any other commercialization system.
CERES shall provide to NOBLE a detailed, written annual report on its activities in furtherance of the obligations of this EXHIBIT, such report shall be due at or about March 31 of each year. In addition, upon the request of NOBLE at any time, CERES will discuss the their progress and results achieved in regard to such activities; provided however, such contacts and discussions shall be reasonable in frequency and duration so as not to be disruptive to the respective operations of either party.

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EXHIBIT G — MODEL LICENSE AGREEMENT FOR NON-TRANSGENIC VARIETIES
LICENSE AGREEMENT FOR [VARIETY X]
     THIS AGREEMENT is made this ___ day of _________, 2006 (“Effective Date”), by and between THE SAMUEL ROBERTS NOBLE FOUNDATION, INC. (“NOBLE”), an Oklahoma nonprofit corporation, and CERES, INC., a Delaware corporation (“CERES”).
     WHEREAS, CERES and NOBLE entered into a MASTER RESEARCH AGREEMENT, (“MRA”), that contemplates a long-term research relationship by and between the parties for the enhancement and improvement of COLLABORATION CROPS (as defined in the MRA) for biomass crops;
     WHEREAS, CERES and NOBLE have jointly developed and jointly own a new SWITCHGRASS variety [X] pursuant to SCHEDULE(S) [2] [and...] to the MRA;
     WHEREAS, CERES wishes to commercialize SWITCHGRASS variety [X];
WHEREAS, CERES has the ability to assume production of and to commercialize SWITCHGRASS variety [X] and wishes to receive an exclusive, world-wide license to produce, use, sell and commercially exploit SWITCHGRASS variety [X];
     WHEREAS, in accordance with the provisions of the MRA concerning the commercialization of SWITCHGRASS varieties jointly developed and jointly owned by the parties under the MRA, the parties have developed this Agreement and its terms in accordance with the terms and obligations set forth in the MRA;
     WHEREAS, CERES and NOBLE recognize that the rights intended to be granted hereunder can be a strong incentive for CERES to risk money and other resources needed to produce, use, sell and commercially exploit SWITCHGRASS for wide public enjoyment;
     NOW THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein and of other good and valuable consideration, the parties have agreed and do hereby agree as follows:
1. DEFINITIONS.
     1.1 “SWITCHGRASS” shall mean the species Panicum virgatum.
     1.2 “LICENSED VARIETY” means the [NAME] SWITCHGRASS variety jointly developed by the parties pursuant to SCHEDULE(S) [2] to the MRA and released, jointly by NOBLE and CERES, pursuant to the terms of SCHEDULE(S) [2].
     1.3 “RELEASE DATE” means the date the LICENSED VARIETY was released pursuant to the terms of SCHEDULE(S) [2].

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     1.4 “LICENSED TERRITORY” means the United States of America and all other countries of the world.
     1.5 “LICENSED PRODUCTION TERRITORY” means the United States of America and all other countries of the world.
     1.6 “BREEDER SEED” means seed of the LICENSED VARIETY that (a) is identified by NOBLE and CERES jointly as being of a suitable standard of physical and genetic purity to produce FOUNDATION SEED and (b) resulted from the final breeding of the LICENSED VARIETY.
     1.7 “FOUNDATION SEED” means seed produced from plants grown directly from BREEDER SEED, cultivated according to certification regulations and that meets the specifications of the official seed certifying agency of the jurisdiction in which said seed is/was produced.
     1.8 “REGISTERED SEED” means seed produced from plants grown directly from FOUNDATION SEED, cultivated according to certification regulations and that meets the specifications of the official seed certifying agency of the jurisdiction in which the seed is/was produced.
     1.9 “CERTIFIED SEED” means seed produced from plants grown directly from FOUNDATION SEED or REGISTERED SEED, cultivated according to certification regulations and that meets the specifications of the official seed certifying agency of the jurisdiction in which the seed is/was produced.
     1.10 “NON-CERTIFIED SEED” means seed produced from plants cultivated according to certification regulations of the official seed certifying agency of the jurisdiction in which the seed is/was produced; however, such seed does not meet the specifications of CERTIFIED SEED but may be sold as LICENSED VARIETY.
     1.11 “COMMERCIAL SEED” means REGISTERED SEED, CERTIFIED SEED, or NON-CERTIFIED SEED, that is sold for purposes other than seed production.
     1.12 “INTELLECTUAL PROPERTY RIGHTS” means all rights in any plant variety, patent, plant breeders rights, registration or equivalent intellectual property protection, or any applications thereof, for the LICENSED VARIETY, which may be filed in United States of America, or other jurisdictions, with the exception of TRADEMARKS. INTELLECTUAL PROPERTY RIGHTS, when applied for or granted, will be set forth in ANNEX A.
     1.13 “JOINT INTELLECTUAL PROPERTY” is expressly defined in the MRA, and such definition is incorporated by reference herein. Any and all JOINT INTELLECTUAL PROPERTY licensed under this Agreement shall be set forth in ANNEX A.
     1.14 “NOBLE INTELLECTUAL PROPERTY” is expressly defined in the MRA, and such definition is incorporated by reference herein. Any and all NOBLE INTELLECTUAL PROPERTY licensed under this Agreement shall be set forth in ANNEX A.
     1.15 “OTHER RESEARCH RESULTS” is expressly defined in the MRA, and such definition is incorporated by reference herein.

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     1.16 “BACKGROUND INTELLECTUAL PROPERTY” is expressly defined in the MRA, and such definition is incorporated by reference herein. Any and all NOBLE BACKGROUND INTELLECTUAL PROPERTY licensed under this Agreement shall be set forth in ANNEX A.
     1.17 “TRADEMARK” means any trademark, trade name or logo owned by CERES and intended for use with a LICENSED VARIETY; provided however, it is recognized that U.S. regulations prohibit the registration of any plant variety name as a trademark or trade name.
     1.18 “COMMERCIAL NAME” means the complete, preferred name of a LICENSED VARIETY under which a specific LICENSED VARIETY will be marketed and sold.
     1.19 “NET SELLING PRICE” means the actual wholesale price for seeds of the LICENSED VARIETY received by CERES or any AFFILIATED COMPANY for the sale of such seed, excluding seed for further seed production, less any (a) customary trade, quantity, or cash discounts; (b) amounts repaid or credited by reason of rejection or return; (c) any sales, use, tariff, customs duties, V.A.T. and/or other taxes, duties and similar governmental assessments (except taxes based on income); and (d) outbound transportation, shipping, packing, costs of insurance in transit paid by CERES or an AFFILIATED COMPANY; subject in all cases to (a) to (d) being separately charged on customer invoices or credit notes. Where there is no identifiable sale price or when a LICENSED VARIETY is sold to other than bona fide, arms length customers of CERES or any AFFILIATED COMPANY, CERES or the AFFILIATED COMPANY shall be deemed to have received the NET SELLING PRICE calculated based only on the final sale of the seed (wholesale level) to an independent third party, otherwise referred to as net wholesale price payable by dealers. If no such current price is available, a hypothetical fair market value price will be determined by the parties jointly in good faith for the purpose of calculating NET SELLING PRICE.
     1.20 “LICENSE INCOME” means the gross amount actually received by either CERES or any AFFILIATED COMPANY in consideration for the grant of SUBLICENSES to SUBLICENSEES that are not AFFILIATED COMPANIES to produce and sell seed of the LICENSED VARIETIES, including up-front fees, lump sum payments and any running royalties on a product-by-product and jurisdiction-by-jurisdiction basis, without deduction of any kind.
     1.21 “AFFILIATED COMPANY” means any company owned or controlled by, under common control with or controlling CERES, “control” meaning in this context the direct or indirect ownership of fifty percent (50%) or more of the voting stock/shares of a company, or the power to nominate at least half of the directors.
     1.22 “SUBLICENSE” means any sublicense granted (a) by CERES to an AFFILIATED COMPANY or (b) by CERES or an AFFILIATED COMPANY to any third party (“SUBLICENSEE”), as authorized by this Agreement, to produce and sell a LICENSED VARIETY (or LICENSED VARIETIES).
     1.23 “NOBLE CONTRIBUTION” means NOBLE’S percentage of contribution to the total research and development costs of the LICENSED VARIETY in accordance with the agreement of the parties set forth in ANNEX B.
     1.24 “MARKETING PLAN” means a detailed written plan for production, distribution, selling and promotion of each LICENSED VARIETY prepared by or on behalf of CERES and

CERES-NOBLE Master Research Agreement	Page 33 of 57

submitted to NOBLE. A MARKETING PLAN may be (a) binding, i.e., the performance of CERES (through CERES and/or any SUBLICENSEE) shall be reasonably compared to forecasts and/or projections therein, or (b) non-binding, i.e., the performance of CERES (through CERES and/or any SUBLICENSEE) shall not be compared by forecasts and/or projections therein and such forecasts and/or projections are merely advisory. Each MARKETING PLAN, binding or non-binding, shall include at least the information outlined in ANNEX C. Actual, adopted MARKETING PLANS shall be attached as further annexes to this Agreement as adopted and identified as “binding” or “non-binding” as agreed to by the parties.
2. GRANT OF LICENSE.
     2.1 Subject to the reservations of Paragraph 2.2, NOBLE hereby grants CERES under NOBLE’S interest in any JOINT INTELLECTUAL PROPERTY and OTHER RESEARCH RESULTS; the NOBLE INTELLECTUAL PROPERTY set forth in ANNEX A; and the NOBLE BACKGROUND INTELLECTUAL PROPERTY set forth in ANNEX A:
(a)	the exclusive right of access to BREEDERS SEED, whether produced by NOBLE or CERES;

(b)	the exclusive right to produce all seed of the LICENSED VARIETY in the LICENSED PRODUCTION TERRITORY, including BREEDER SEED for which such production right shall be non-exclusive between CERES and NOBLE; and

(c)	the exclusive right to use, sell and commercially exploit the seed of the LICENSED VARIETY in the LICENSED TERRITORY.
     2.2 Notwithstanding Paragraph 2.1, NOBLE shall have an irrevocable, nonexclusive, nontransferable, royalty-free right to produce, use and evaluate the LICENSED VARIETY for any research, development, breeding, evaluation, demonstration and/or educational purpose or program conducted by NOBLE in accordance with the terms of the MRA.
     2.3 Sublicenses. CERES shall have the right to grant SUBLICENSES within the LICENSED TERRITORY provided that:
(a)	Any such SUBLICENSE shall be personal to the SUBLICENSEE and shall not be assignable unless to an affiliated company of that SUBLICENSEE, defined similarly as in Paragraph 1.21.

(b)	The terms and obligations of any such SUBLICENSE shall be consistent with the terms and obligations of this Agreement. Notwithstanding, CERES shall remain responsible for the operations of its SUBLICENSEES relevant to this Agreement as if such operations were conducted and carried out by CERES, including, but not limited to, the payment of all fees and royalties due under this Agreement.

(c)	CERES further shall deliver to NOBLE (under an obligation of confidentiality) a written summary of each SUBLICENSE agreement, which shall include the

CERES-NOBLE Master Research Agreement	Page 34 of 57

name and address of the SUBLICENSEE, scope of the SUBLICENSE, exclusive/non-exclusive status, territory, remuneration, reporting and diligence obligations, if any. This summary shall be provided within thirty (30) days after execution, modification or termination of the summarized agreement.

(d)	CERES will use commercially reasonable efforts to collect any and all amounts due to CERES under any sublicense for the sale of seed of the LICENSED VARIETY.
     2.4 CERES shall not sell or supply to any SUBLICENSEE, seed growing contractor or to any other third party any BREEDER SEED or FOUNDATION SEED for the purpose of seed production without an agreement obligating the recipient to sell or deliver the resultant seed to CERES, any AFFILIATED COMPANY, a SUBLICENSEE or authorized distributor or retailers as directed by CERES.
     2.5 Nothing in this Agreement shall be construed as conferring by implication, estoppel, or otherwise any license or rights under any INTELLECTUAL PROPERTY RIGHTS, whether owned by NOBLE or licensed to NOBLE, other than the one(s) expressly set forth in this Agreement.
     2.6 Notwithstanding Paragraph 2.4, CERES may supply unlabelled (i.e. without certification tag) COMMERCIAL SEED to a third party for the limited purposes of evaluating the agronomic performance of the LICENSED VARIETY. The third party shall enter into a written agreement with CERES that the seed supplied will not be used for further multiplication.
3. INTELLECTUAL PROPERTY RIGHTS.
     3.1 CERES agrees to prepare and file, or have prepared and filed, any and all applications for plant variety rights or other forms of intellectual property protection for the LICENSED VARIETY in the United States. Applications for plant variety rights shall be filed in the name of CERES and NOBLE and patent applications in the name of CERES and NOBLE, CERES or NOBLE, depending on who owns the invention. At CERES’ discretion, plant variety rights and/or other forms of intellectual property protection may be filed in any other jurisdiction.
     3.1.1 If CERES intends to abandon any plant variety rights, pending or granted in any jurisdiction, CERES shall first give sufficient written notice to NOBLE to permit NOBLE the opportunity to assume such filing, examination and/or maintenance without prejudice and Paragraph 2.10 of the MRA will apply.
     3.1.2 Any application for plant variety rights shall reflect the COMMERCIAL NAME of the LICENSED VARIETY (Paragraph 5).
     3.2 CERES and NOBLE will consult with regard to INTELLECTUAL PROPERTY RIGHTS.
     3.3 The obligations of this paragraph shall not apply to any jurisdictions in which CERES has elected not to apply for intellectual property protection. CERES and NOBLE shall avoid carrying out any act that would prejudice the grant of INTELLECTUAL PROPERTY RIGHTS. Without limitation, neither party shall make available reproductive material of the LICENSED VARIETY at a

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date or in a manner that might jeopardize the right to seek INTELLECTUAL PROPERTY RIGHTS protection for the LICENSED VARIETY. CERES, whether directly or through any SUBLICENSEE, shall not sell any seeds of the LICENSED VARIETY until such time as the requirements for INTELLECTUAL PROPERTY RIGHTS have been established. The provisions of this Paragraph 3.3 shall not restrict or otherwise penalize any Disclosure authorized pursuant to Paragraph 11.4 of this Agreement.
     3.4 CERES shall use all reasonable endeavors to ensure in any sales jurisdiction of the LICENSED TERRITORY in which INTELLECTUAL PROPERTY RIGHTS exist that all bags or containers supplied by CERES and any SUBLICENSEE containing only seed of such LICENSED VARIETY are clearly labeled to show that the LICENSED VARIETY is protected by INTELLECTUAL PROPERTY RIGHTS.
4. LICENSED VARIETY CONSIDERATION.
     4.1 In partial consideration for the rights granted in Paragraph 2.1 of this Agreement, CERES shall be responsible for any and all fees and expenses incurred in filing, examining, certifying and maintaining any INTELLECTUAL PROPERTY RIGHTS for the LICENSED VARIETY, subject to the provisions of Paragraph 3.
     4.2 In partial consideration for the rights granted hereunder, CERES agrees to pay to NOBLE, on behalf of CERES and any AFFILIATED COMPANY, for the LICENSED VARIETY, a royalty of:
(a)	the percentage determined in accordance with Section 1.1 of ANNEX B multiplied by the NOBLE CONTRIBUTION, of the NET SELLING PRICE for the naked seed weight (exclusive of any coating materials that may be applied) of all COMMERCIAL SEED of the LICENSED VARIETY, except that seed subject to Paragraphs 4.2(c), sold in the United States by CERES or any AFFILIATED COMPANY;

(b)	the percentage set forth in Section 1.2 of ANNEX B multiplied by the NOBLE CONTRIBUTION, of any LICENSE INCOME received by CERES or any AFFILIATED COMPANY from a SUBLICENSEE who is not an AFFILIATED COMPANY; and

(c)	[***] of the NET SELLING PRICE for the naked seed weight (exclusive of any coating materials that may be applied) of all seed sold as “variety not stated,” wherein such “variety not stated” seed (i.e., limited quantities of COMMERCIAL SEED sold for inventory control and seed that does not satisfy the standards of COMMERCIAL SEED) cannot be associated with, directly or indirectly, any COMMERCIAL NAME or include any other designations that identify such material as the LICENSED VARIETY.
     4.3 [OPTIONAL] Notwithstanding any other provision contained in this Agreement and irrespective of the level of sales of seeds of the LICENSED VARIETY under this Agreement, CERES shall pay to NOBLE for each calendar year of the term hereof a minimum royalty with respect to the

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission designated LICENSED VARIETY only, according to the following schedule. Payment of this minimum royalty shall be due on or before March 31 of the succeeding year for which the payment is due.
Minimum Royalties for LICENSED VARIETY ONLY:

Calendar Year	Minimum Royalty (USD)
     4.4 [OPTIONAL] The minimum royalty of Paragraph 4.3 shall not carry forward to subsequent calendar years as royalty credit against future sales. For clarification, the following rules shall guide the relationship between royalties and minimum royalties:
(a)	if the royalty payments due under Paragraph 4.2 are less than the minimum royalty of Paragraph 4.3 in a given year, then only the minimum royalty of Paragraph 4.3 shall be payable;

(b)	if the royalty payments due under Paragraph 4.2 exceed the minimum royalty of Paragraph 4.3 in a given year, then the minimum annual royalty shall not be payable; and

(c)	should there be a failure in production of seed of the LICENSED VARIETY where CERES can evidence that sufficient acreage was established to produce adequate seed for payment of the minimum royalty of Paragraph 4.3 and production of seed failed due to circumstances beyond the control of CERES or CERES’ contract grower(s), then the minimum royalty will be paid pro-rata to the extent of the failure of seed production.
     4.5 CERES shall be responsible for the collection and payment of royalties due to NOBLE for all seed sold in the LICENSED TERRITORY.
     4.6 CERES shall, in addition to any payments due under Paragraphs 4.1 or 4.2, pay all goods and service taxes (or other taxes) due on its commercial activity. Where any royalty payments are subject to a withholding tax then:
(a)	where the tax is reclaimable by CERES or any AFFILIATED COMPANY, then CERES shall make the royalty payment without deduction; and

(b)	where the tax is non reclaimable by CERES or any AFFILIATED COMPANY, then CERES shall pay the net royalty and shall provide to NOBLE proper certificates for such withholding tax.
     4.7 All sums payable by CERES to NOBLE under this Agreement shall be payable in United States dollars. Royalties shall be payable by March 31 of each year with respect to the NET

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SELLING PRICE and LICENSE INCOME received by CERES and any AFFILIATED COMPANIES in the preceding calendar year. Payments shall be made by check to the following address:
Vice President, General Counsel
The Samuel Roberts Noble Foundation, Inc.
2510 Sam Noble Parkway
Ardmore, Oklahoma 73401
     Such payments shall be accompanied by a written report setting forth the production, sales by CERES, and each SUBLICENSEE, of seed during the calendar year, permitted exclusions, NET SELLING PRICE, LICENSE INCOME, the royalties due, and all uncollected amounts due CERES (and any AFFILIATED COMPANY) from SUBLICENSEES. If no royalties are due, CERES also shall so report.
     4.8 If the LICENSED VARIETY is sold in jurisdictions other than the United States, the parties will jointly determine in good faith the applicable royalty rates and minimum annual royalties (if any).
     4.9 Payments required under this Agreement shall, if overdue, bear interest at a per annum rate of one percent (1%) above the prime interest rate in effect on the due date, as reported in the Wall Street Journal, from the date the payment is due until it is received.
5. DENOMINATIONS, VARIETY NAMES, TRADE MARKS AND BRAND INTEGRITY.
     5.1 The parties acknowledge that the denomination for the subject variety is established as: [X].
     5.2 CERES shall use the denomination of the LICENSED VARIETY to identify that variety and shall not associate any TRADEMARK or any tradename or similar indication with the denomination.
     5.3 CERES will determine a COMMERCIAL NAME for the LICENSED VARIETY under which the seed of the LICENSED VARIETY will be marketed and sold.
     5.4 CERES shall use all reasonable endeavors to ensure that all references made by CERES, any AFFILIATED COMPANY, or any SUBLICENSEE to the LICENSED VARIETY shall use the COMMERCIAL NAME for the LICENSED VARIETY, as specified in applicable INTELLECTUAL PROPERTY RIGHTS, and shall use its best endeavors to ensure that all references by other parties shall use the same COMMERCIAL NAME and shall use this name in a manner which distinguishes it from any TRADEMARK. CERES, any AFFILIATED COMPANY or any SUBLICENSEE shall not falsely represent that any seeds of another variety being sold or offered for sale are seeds of the LICENSED VARIETY.
     5.5 CERES may determine TRADEMARK(s) associated or intended for use with a LICENSED VARIETY. CERES shall be the owner of all rights in any such TRADE MARK, chosen, applied to, used or registered in association with the LICENSED VARIETY.

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6. SEED QUALITY AND PERFORMANCE REGULATIONS.
     6.1 CERES shall be responsible for multiplying seed of the LICENSED VARIETY within the LICENSED PRODUCTION TERRITORY and using commercially reasonable efforts to produce, market and sell the resultant seed so as to ensure that COMMERCIAL SEED of the LICENSED VARIETY is commercially available in the United States in reasonable quantities and at a reasonable price no later than three (3) years from the Effective Date. Availability in foreign markets, if any, of the LICENSED VARIETY shall be determined by CERES no later than two (2) years after U.S. commercialization of such LICENSED VARIETY.
     6.2 CERES shall meet its own cost of promotion, overseas trials and listing of the LICENSED VARIETY in the LICENSED TERRITORY.
     6.3 CERES shall use reasonable endeavors to ensure that all seed of the LICENSED VARIETY offered for sale by CERES, any AFFILIATED COMPANY or SUBLICENSEE shall meet the normally accepted standards of the seed trade or certifying authorities relating to seed quality within the relevant jurisdiction of the LICENSED TERRITORY.
     6.4 Where CERES wishes to dispose of seeds of the LICENSED VARIETY without identity, CERES shall obtain prior written approval by NOBLE before disposing of any seed of the LICENSED VARIETY, such approval not to be unreasonably withheld. In the event that no response is received within five (5) working days of the request for approval being made then it shall be deemed that consent has been granted.
     6.5 CERES shall advise NOBLE of any downgrading of FOUNDATION SEED of the LICENSED VARIETY.
     6.6 When performing activities pursuant to this Agreement, each party shall be responsible for complying with all applicable laws, rules and regulations and obtaining any and all permits or authorizations or proceed to any notifications which may be required by such laws, rules and regulations.
     6.6.1 CERES shall at all times comply with and abide by any governing act, rules, regulations, by-laws, plant variety rights legislation or the like and/or requirements relating to the quality and sale of seeds of the LICENSED VARIETY in the relevant jurisdictions of the LICENSED TERRITORY and shall use all reasonable commercial endeavors to obtain any necessary regulatory approvals for the LICENSED VARIETY.
7. DILIGENCE.
     7.1 CERES will use commercially reasonable efforts to actively market the LICENSED VARIETY in the LICENSED TERRITORY, wherein such efforts shall be appropriately reflected in the MARKETING PLAN.
     7.2 CERES shall submit to NOBLE with its annual report under Paragraph 4.7 a report of progress made by CERES (and any AFFILIATED COMPANY), directly or through its SUBLICENSEES, in achieving marketing goals of previous years and meeting the objectives of the MARKETING PLAN submitted and agreed upon for the LICENSED TERRITORY. From time to

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time, but at least annually, CERES shall submit an amended and updated MARKETING PLAN for NOBLE’S review and acceptance, which will not be unreasonably withheld or delayed.
     7.3 [IF A BINDING MARKETING PLAN] If CERES fails to meet the MARKETING PLAN performance requirements with respect to the LICENSED VARIETY in two (2) subsequent years and such failure amounts to more than 20% percent in each such year, NOBLE shall have the right to convert the license granted to CERES with respect to such LICENSED VARIETY to non-exclusive, by written notice to CERES, provided that the parties shall first, upon the initiative of either party, discuss the circumstances and make good faith efforts to provide an alternative solution. If this Agreement is converted to a non-exclusive grant, no further diligence obligations shall apply.
     7.4 [OPTIONAL] Minimum diligence requirements for each LICENSED VARIETY, if any, shall be satisfied by the payment of the annual minimum royalty amounts for the prescribed years for only the specific LICENSED VARIETY set forth in Paragraph 4.4.
     7.4.1 If CERES fails to pay to NOBLE the prescribed annual minimum royalty, NOBLE shall have the right to convert the license granted to CERES with respect to such LICENSED VARIETY to non-exclusive, by written notice to CERES.
     7.4.2 Upon CERES’ written request, this Agreement shall be amended to terminate the annual minimum royalty and to convert the exclusive license grant of Paragraph 2.1 to a non-exclusive license grant.
8. BOOKS, RECORDS AND RIGHT OF AUDIT.
     8.1 CERES shall keep and shall cause any SUBLICENSEE to keep accurate records of all production and sales of seeds of the LICENSED VARIETY in each country of the LICENSED TERRITORY where such sales are made. These records should include, at least, the number of acres of LICENSED VARIETY seed under production, the physical location of each LICENSED VARIETY production field owned or controlled by CERES, any AFFILIATED COMPANY or any SUBLICENSEE, the total amount of LICENSED VARIETY seed produced, the total amount of LICENSED VARIETY seed sold, including specifically the amount of COMMERCIAL SEED sold and the amount of seed sold and/or disposed of without identity (under Paragraph 6.4 and subject to royalties under Paragraph 7.2(e)) and all invoices or shipping documents relating to such sales.
     8.2 CERES shall allow an independent auditor, reasonably acceptable to CERES, appointed by and paid for by NOBLE to inspect the records of CERES and any AFFILIATED COMPANY pertaining to the LICENSED VARIETY for the exclusive purpose of verifying the accuracy of the reports provided. Any such audit shall occur no more frequently than annually. Any such inspection shall occur during normal business hours and after NOBLE has provided written notice at least ten business days prior to the date of the intended inspection. NOBLE agrees that it and its representatives will hold the information obtained from the inspection in confidence, and not use it for any purpose other than verification of the royalties required to be paid hereunder.

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9. ABATEMENT OF INFRINGEMENT.
     9.1 Each party shall notify the other of any suspected infringement of any INTELLECTUAL PROPERTY RIGHTS covering the LICENSED VARIETY. During the term of this Agreement, CERES shall have right, but shall not be otherwise required, to bring suit to abate such infringement.
     9.1.1 Subject to Paragraph 9.1.2, CERES will have the exclusive right, at its own discretion and expense, to take any action to enforce and to initiate and prosecute suits for infringement of the INTELLECTUAL PROPERTY RIGHTS. CERES and NOBLE will consult with each other upon a course of action and enforcement strategy. CERES will be responsible for the conduct of any such enforcement action, and NOBLE will reasonably cooperate with CERES to effect the enforcement action, and if appropriate, determine a settlement position. CERES shall be responsible for retaining counsel and shall promptly notify NOBLE following retention of counsel, and NOBLE agrees to be represented by such counsel as may be required for any enforcement action or settlement. For purposes of settlement, CERES shall be the contact with the parties’ counsel as well as the opposing party(ies) and shall have the right to enter into settlements. CERES shall keep NOBLE advised as to all developments with respect to the enforcement action and settlement discussions, which includes supplying to NOBLE copies of all papers received and filed in sufficient time for NOBLE to comment thereon. NOBLE may attend any and all meetings with the parties’ counsel and the opposing side for settlement purposes. NOBLE agrees to voluntarily join in any action brought by CERES as a party plaintiff/defendant, if necessary, at the expense of CERES. If necessary, NOBLE agrees to enter into a joint defense agreement.
     9.1.2 If the license grant of Paragraph 2.1 converts from exclusive to non-exclusive pursuant to Paragraph 7.3, or Paragraph 7.4.1 or Paragraph 7.4.2, either party will have the right, after the date such conversion occurs (“CONVERSION DATE”), to initiate any new action to enforce and to initiate and prosecute new suits for infringement of the INTELLECTUAL PROPERTY RIGHTS, provided however, that (a) nothing in this Paragraph 9.1.2 shall affect any actions, suits or proceedings pending before the CONVERSION DATE and (b) NOBLE shall not have the right to take any action relating to any infringement matters for which CERES had initiated any action, suit or proceeding prior to the CONVERSION DATE nor grant any license or sublicense on the INTELLECTUAL PROPERTY RIGHTS to any party against whom CERES had initiated such action, suit or proceeding or with whom CERES is involved in any proceedings (e.g. interference, opposition in any patent office).
     9.2 Any damages received by the CERES as a result of an enforcement action of the INTELLECTUAL PROPERTY RIGHTS, after deduction of all enforcement related costs incurred by such party, shall be considered as either NET SELLING PRICE or LICENSE INCOME for the purpose of remuneration payments to NOBLE, to whichever the damages are reasonably deemed equivalent; provided however, that any award that exceeds compensation for loss of revenue, costs and expenses incurred by CERES (e.g. punitive damages), after deduction of all enforcement related costs incurred by CERES, will be shared as follows: NOBLE will be entitled to a percentage of the award equal to the NOBLE CONTRIBUTION (See ANNEX B Article 2) and CERES will be entitled to the remainder.

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10. TERM AND TERMINATION.
     10.1 Subject to any other rights of termination under this paragraph, this Agreement shall have a term equal to:
(a) on a jurisdiction-by-jurisdiction basis, the term of the INTELLECTUAL PROPERTY RIGHTS in the respective jurisdiction covering the LICENSED VARIETY; or
(b) in those jurisdictions in which the LICENSED VARIETY is sold but no INTELLECTUAL PROPERTY RIGHTS are obtained, fifteen (15) years from the date of the first sale of a LICENSED VARIETY in such jurisdiction.
     10.2 Each party shall have the right to terminate this Agreement unilaterally by giving written notice of termination to the other party if such other party fails to satisfy its material obligations, which shall include but are not limited to, making required reports and making required payments, under this Agreement, and such party subsequently fails to cure such failure(s) within (a) thirty (30) days for failures to remit payment for amounts due under this Agreement and (b) ninety (90) days for all other obligations after receipt of written notice from the non-breaching party specifying such failure.
     10.3 NOBLE will have the right to terminate this Agreement unilaterally with thirty (30) days’ written notice to CERES, (a) if CERES seeks protection under any bankruptcy, insolvency, receivership, trust, deed, creditors arrangement or comparable proceeding or if any such proceeding is instituted against CERES (and not dismissed within one hundred twenty (120) days) or (b) in case of dissolution or winding up of CERES (excluding any situation where all or substantially all of CERES’ assets, stock or business to which this Agreement relates are acquired by a third party (whether by sale, acquisition, merger, operation of law or otherwise)).
     10.4 CERES may after consultation with NOBLE terminate this Agreement by written notice if in the commercially reasonable opinion of CERES the markets for the LICENSED VARIETY change or do not develop as anticipated, so as to render the production, promotion and sale of the LICENSED VARIETY uneconomical or impractical or if CERES decides to cease substantially all activities in SWITCHGRASS; provided however, CERES shall terminate its promotion, marketing and sales of the LICENSED VARIETY, whether directly or through any SUBLICENSEES.
     10.5 The parties may terminate this Agreement at any time by mutual, written agreement.
     10.6 Termination of this Agreement for any reason will not relieve either party of any obligation or liability accrued under this Agreement before termination or rescind any payments made or due before termination. Paragraphs 8, 10, 11, 13, 14, 15, 16, and 17 will survive any termination of this Agreement.
     10.7 Upon termination by CERES pursuant to Paragraph 10.2, NOBLE will promptly deliver to CERES any and all BREEDER SEED in its possession and promptly upon harvesting, any of the aforementioned seed from plants which are in the field on the termination date, and NOBLE will grant CERES access to facilities and fields under its control for the purpose of collecting germplasm of the LICENSED VARIETIES other than seed.

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     10.8 Termination of this Agreement shall not affect the rights and obligations of the parties accrued prior to termination hereof.
     10.9 Upon termination of this Agreement, no existing SUBLICENSES granted by CERES or AFFILIATED COMPANIES to third parties shall be affected by such termination, and all such sublicenses shall remain in effect according to their terms, pursuant to the election of each SUBLICENSEE. NOBLE shall continue to be entitled to payments relating to such SUBLICENSES pursuant to this Agreement and such SUBLICENSES.
     10.10 Termination of this Agreement shall not prevent:
     (a) NOBLE from recovering any royalties due as of termination; and
     (b) either party from obtaining a remedy for any breach of the provisions of this Agreement.
11. CONFIDENTIALITY AND PUBLICATIONS.
     11.1 As used in this Agreement, the term “Confidential Information” shall mean (a) all non-public-information received by one party from the other in the framework of this Agreement and (b) any and all information, results (including materials) and observations generated by NOBLE in the performance of any this Agreement. Confidential Information can include, but is not limited to, information concerning the disclosing party’s operations, research, processes, techniques, data, and non-public materials.
     11.2 From receipt to five (5) years after the disclosure of the relevant CONFIDENTIAL INFORMATION, the receiving party shall not use, except (a) for the benefit of the parties’ collaboration, or (b) such use as is expressly allowed by this Agreement, and/or disclose any Confidential Information to any third party without the prior written consent of the disclosing party if the Confidential Information was received from the other party, or the prior written consent of both parties if the Confidential Information was generated during the performance of this Agreement, excepting that information described in Paragraph 11.3. Confidential Information shall only be made accessible to each party’s employees or students on a need-to-know basis. Manuscripts and papers published in scientific journals and presentations made at public meetings that include Confidential Information are exempt from the conditions of this paragraph, provided the parties followed the procedure set forth in Paragraph 11.4.
     11.3 The receiving party shall have no obligations of confidentiality for information that: can be established through written evidence to be in the possession of the receiving party prior to the disclosure by the disclosing party; is or becomes public knowledge through no fault of the disclosing party; is acquired from others not under an obligation of confidentiality to the disclosing party. In addition, CERES shall have the right to proceed to disclosures of Confidential Information (a) as required to file for INTELLECTUAL PROPERTY RIGHTS or registration, (b) as required to exercise its commercialization rights granted in or on the basis of this Agreement and for related marketing activities, (c) as required by laws, rules or regulation or court ordering such as, without limitation, SEC regulations, or (d) in CERES’ reasonable judgment, to (potential) investors and business partners.

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     11.4 The parties agree that the researchers involved in the development of the LICENSED VARIETY are permitted to present methods and/or results of the development activities at symposia and professional meetings and to publish the same in journals or the like, subject to the obligations of this paragraph. If either party wishes to present results of the evaluation activities set forth in this Agreement at symposia and professional meetings or publish the same in journals or the like, the disclosing party must furnish copies of any proposed publication, presentation, or disclosure (collectively “Disclosure”) to the other party at least thirty (30) days in advance of the specific submission, presentation, or other disclosure. If the non-disclosing party raises an objection within such thirty (30) day period with respect to any part of the proposed Disclosure, the parties will diligently cooperate to modify the objected matter. The non-disclosing party’s consent will be required for such Disclosure, but such consent will not unreasonably be withheld. If no objection is raised within the aforementioned thirty (30) day period, the disclosing party may proceed with the Disclosure.
     11.5 Each party shall be responsible for requiring any and all of its employees or students who will perform activities under this Agreement to be bound by a written agreement(s) that commits their inventions, discoveries, and other intellectual property to the party-employer and requires confidential treatment of party and third-party confidential information. Each party shall further notify each such employee, in writing, of their obligations and responsibilities under the terms of this Agreement, including but not limited to the provisions of this Paragraph 11.
12. NOTICES.
     Any notices required to be given or which shall be given under this Agreement shall be in writing and delivered by first class mail or overnight (trackable) courier addressed to the Parties as follows:
Vice President of Product Development
Ceres, Inc.
1535 Ranch Conejo Blvd.
Thousand Oaks, California 91320
Vice President, General Counsel
The Samuel Roberts Noble Foundation, Inc.
2510 Sam Noble Parkway
Ardmore, Oklahoma 73401
     In the event that notices under this Agreement are sent by certified or registered mail (or alternatively, by overnight courier) by one party to the other party at its above address, they shall be deemed to have been given or made as of the date so mailed.
13. DISCLAIMERS.
     13.1 EXCEPT AS SET FORTH IN PARAGRAPH 17, THE PARTIES ACKNOWLEDGE AND AGREE THAT NEITHER PARTY HAS MADE ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

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     13.2 IN NO EVENT SHALL EITHER PARTY BE HELD RESPONSIBLE FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OR LOSS OF PROFIT ARISING OUT OF THE USE OF ANY INTELLECTUAL PROPERTY RIGHTS COVERED BY THIS AGREEMENT, OR THE IMPLEMENTATION OF THIS AGREEMENT, EVEN IF SUCH PARTY IS ADVISED IN ADVANCE OF THE POSSIBILITY OF SUCH DAMAGES.
     13.3 NOBLE shall not be liable under any circumstances, whether in contract, in tort, under any warranty, in negligence or otherwise, for any incidental, indirect, special or consequential damages resulting from the exercise of CERES’ rights under the option and/or license granted pursuant to this Agreement or from the production, sale, storage, use or attempted use of the LICENSED VARIETY, including, but not limited to, damage to real or personal property, including land, livestock, crops, plants, seed or feed crop.
     13.4 Nothing in this Agreement shall be construed as:
(a)	a warranty or representation by either party as to the validity or scope of any INTELLECTUAL PROPERTY RIGHTS, patent rights or plant variety rights;

(b)	a warranty or representation by either party that anything made, used, sold or otherwise disposed of pursuant to any license granted under this Agreement is or will be free from infringement of patents of third parties;

(c)	any obligations by either party to bring or prosecute actions or suits against third parties for patent infringement; and

(d)	a grant by implication, estoppel, or otherwise of any licenses under any intellectual property rights of NOBLE or other persons other than as provided in Paragraph 2.1 hereof.
14. INDEMNIFICATION.
     Excluding those acts directly attributable to the negligence or willful misconduct of NOBLE, CERES agrees to indemnify, hold harmless and defend NOBLE, its trustees, officers, employees and agents and the breeders (as named in the INTELLECTUAL PROPERTY RIGHTS, if any) against any and all liability and/or damages with respect to any claims, suits, demands, judgments or causes arising out of (a) the production, development, storage, sale or any other use of the LICENSED VARIETY seed and/or exercise of rights granted hereunder by CERES, its SUBLICENSEES, distributors, agents, representatives or AFFILIATED COMPANIES; (b) the use by end-users and other third parties of LICENSED VARIETY seed; and/or (c) any representation, warranty or statement by CERES, its SUBLICENSEES, distributors, agents, representatives or AFFILIATED COMPANIES, concerning NOBLE, LICENSED VARIETY seed or any INTELLECTUAL PROPERTY RIGHTS. In the event any such claims, demands or actions are made, CERES shall defend NOBLE at CERES’ sole expense by counsel selected by CERES and reasonably acceptable to NOBLE. NOBLE shall promptly notify CERES, in writing, of any such claims, suits or demands upon discovery and shall cooperate with CERES in the defense, provided that CERES shall have the right to lead the defense including entering into any settlement. CERES will keep NOBLE informed about the conduct of the defense and consult NOBLE regarding any settlement proposals.

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15. PUBLICITY AND USE OF NAMES.
     15.1 Neither party shall publicize or disclose the terms of this Agreement without the prior written approval of the other party, subject to the same exceptions as set forth in Paragraph 11.3(a) through (d).
     15.2 The parties intend to issue joint press releases regarding this collaboration. Any such press release and any press release by either party will be subject to the prior written approval of both parties; provided however, that (i) CERES shall have the right to otherwise disclose information as may be required in CERES’ judgment to comply with SEC regulations or other laws, rules or regulations governing disclosure of information and (ii) NOBLE shall have the right to otherwise disclose information as may be required in NOBLE’S judgment to comply with IRS or state regulations or other laws, rules or regulations governing disclosure of information. Notwithstanding the unilateral disclosure rights provided for in this paragraph, the disclosing party shall provide the other party a copy of any such unilateral disclosure preferably prior to its release.
     15.3 CERES, any AFFILIATED COMPANY and any SUBLICENSEE may make known in promotional materials and technical literature that the LICENSED VARIETY was evaluated and developed for commercialization at NOBLE and seed is produced, marketed, and sold under a license from NOBLE; provided, however, that such use shall not state or otherwise imply that NOBLE has any relationship with CERES outside its publicized relationships (e.g., licensor-licensee, etc.). NOBLE shall have the right to review and must pre-approve, in writing, any and all such provided materials and technical literature that references NOBLE or its employees prior to its public release.
     15.4 CERES, any AFFILIATED COMPANY and any SUBLICENSEE shall include on (or affix to) the seed packaging (e.g., bag or other container) and promotional materials the NOBLE mark set forth in ANNEX D to this Agreement in accordance with the terms and conditions set forth therein. NOBLE shall have the right to review and must pre-approve, in writing, any and all materials, including seed packaging, that includes or is intended to include the mark of ANNEX D.
16. DISPUTE RESOLUTION.
     All disputes, differences or questions arising out of or in connection with this Agreement or its ANNEXES, or related to the alleged breach, termination, validity, interpretation or violation thereof, shall be submitted to the MANAGEMENT COMMITTEE for resolution, which shall convene, whether in person or otherwise, to resolve such dispute in a timely manner. Either party may initiate a resolution procedure by providing written notice (“Dispute Notice”) to the other party, and any such Dispute Notice must set forth the subject matter of the dispute, difference or question. If after sixty (60) days the dispute remains unresolved, the presidents of CERES and NOBLE shall seek to resolve the dispute through negotiation or mediation. If negotiation is elected, the parties agree that at least eight (8) cumulative hours of negotiations between the presidents will be undertaken. If mediation is elected, the presidents will meet at a neutral site for mediation. Unless agreed to otherwise, the neutral site shall be Denver, Colorado. The mediation shall be conducted in accordance with the then existing Commercial Mediation Rules of the American Arbitration Association (AAA). The mediator shall be selected by mutual agreement of the parties. If the parties cannot agree on a mediator, AAA shall designate a mediator at the request of either party. Any mediator so designated must be acceptable to both parties. Fees for the mediation will be shared equally, and the parties will responsible for their

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respective expenses. Settlement reached in mediation or negotiation will not be binding until the parties have signed a written settlement agreement.
     Any dispute, controversy, or claim arising out of or in connection with this Agreement or its ANNEXES, or related to the alleged breach, termination, validity, interpretation or violation thereof, not settled by negotiation or mediation in accordance with the terms hereof, shall be finally settled and determined by arbitration administered by the AAA under its then current Commercial Arbitration Rules and Mediation Procedures (including Procedures for Large, Complex Commercial Disputes) (the “Rules”). The written reasoned award of the arbitrators shall be final and binding upon the parties, and judgment on or enforcement of the award so rendered may be sought, had or entered in any court having jurisdiction.
(a)	Initiation of Arbitration. Any party may initiate arbitration by filing a written request for arbitration with the AAA. A copy of the request shall be furnished to all other parties in accordance with the provisions of the Rules and the provisions in the agreement between the parties concerning notices. For all purposes the “commencement of the arbitration” shall be deemed to be the date on which any party issues a written demand for arbitration in accordance with the requirements of Article 18.

(b)	Appointment of Arbitrators. Each party shall appoint an arbitrator, and the two arbitrators so appointed shall appoint the third arbitrator. The party initiating the arbitration shall appoint its arbitrator at the commencement of the arbitration. The other party shall appoint its arbitrator within thirty (30) days of the commencement of the arbitration. If the arbitrators appointed by the parties fail to appoint the third arbitrator within sixty (60) days of the commencement of the arbitration, the AAA shall appoint the third arbitrator following consultation with the parties.

(c)	Qualifications of Arbitrators. Each arbitrator so appointed shall have a reputation as being experienced in the legal and technical matters related to the dispute, shall be required to disclose, among other disclosures, any prior involvement with the legal and technical matters related to the dispute and any involvement with a competitor of any party, and shall not be presently nor in the past have been affiliated with any party or a competitor of any party. Notwithstanding the method of their appointment, each arbitrator shall be required to meet the standards contained in the Rules with respect to impartiality, independence and neutrality.

(d)	Location of the Arbitration. The seat of arbitration shall be Denver, Colorado. The arbitrators may hold hearings at such other locations as the arbitrators shall determine, after consultation with the parties.

(e)	Language of Arbitration. The arbitral proceedings and all pleadings and written evidence shall be in the English language. Any written evidence originally in a language other than English shall be submitted in English translation accompanied by the original or true copy thereof.

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(f)	Procedural Requirements. The arbitrators shall, after consultation with the parties, make appropriate provision in the arbitration process for rules specific to this arbitration which:
(i)	require the disclosure of all exhibits expected to be used by the parties at the arbitration, and the exchange of complete copies of all such exhibits in advance of the arbitration;

(ii)	determine the dates for the exchange of said written disclosures and copies of said exhibits;

(iii)	require the written disclosure of the identity of all witnesses whom the parties expect to call at the arbitration;

(iv)	determine the dates for the exchange of the written disclosures of the identity of witnesses which the parties expect to call at the arbitration;

(v)	determine the dates for the exchange of sworn narrative statements containing the testimony of all witnesses whom the parties expect to call at the arbitration;

(vi)	require that the sworn narrative testimony of witnesses be submitted in substitution for the direct examination of the witness, and that all witnesses whose sworn testimony is submitted for consideration by the arbitrators must present him or herself for cross examination at the time and place of the arbitration hearing, unless some other procedure providing the parties with a full and complete opportunity for cross-examination has been established and provided by the arbitrators, the parties and the witness:

(vii)	prohibit, except upon a showing of good cause, or for purposes of rebuttal, the receipt into evidence of any exhibit not disclosed by the parties, nor shall the arbitrators permit a party to present the testimony of any witness whose identity and testimony was not exchanged prior to the arbitration;

(viii)	permit discovery as reasonable and necessary for the orderly preparation of the dispute for hearing and determination of the dispute (said discovery may include requests for production of documents and depositions of witnesses who cannot be summoned to the arbitration or are otherwise unavailable to attend the arbitration); and

(ix)	require all parties and experts to maintain all information and documents they have received , reviewed, exchanged or given testimony about in confidence pursuant to an appropriate confidentiality undertaking and order.
(g)	Limitation on Remedies. The arbitrators are precluded from awarding punitive or exemplary damages. In no event shall the arbitrators have the powers of an amiable compositeur.

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(h)	Resort to the Courts. Nothing in this Agreement prohibits any party from seeking interim or conservatory relief in any court of competent jurisdiction; provided however, that neither the filing of an application for a temporary restraining order, preliminary injunction or other interim or conservatory relief, as necessary, nor the granting of such relief, shall be deemed to be a waiver of the obligation of the party to have the dispute heard and determined solely and exclusively by arbitration.

(i)	Survival. The rights and obligations of the parties as described herein shall survive the termination, expiration, non-renewal or rescission of the Agreement between the parties.
17. GENERAL.
     17.1 Entire Agreement/Modifications. This Agreement together with its ANNEXES constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, and there are no representations, warranties, covenants or obligations except as set forth herein. This Agreement supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, written or oral, of the parties hereto relating to the subject matter hereof. This Agreement may only be amended, modified or superseded by a writing executed by the authorized representative of the parties hereto. Pursuant to the obligations of this Agreement, the parties anticipate that ANNEXES will be attached to and become part of this Agreement during its term.
     17.2 Severability. This Agreement, to the greatest extent possible, shall be construed so as to give validity to all of the provisions hereof. If any provision of this Agreement is or becomes invalid, is ruled illegal by a court of competent jurisdiction or is deemed unenforceable under the current applicable law from time to time in effect during the term of this Agreement, the remainder of this Agreement will not be affected or impaired thereby and will continue to be construed to the maximum extent permitted by law. In lieu of each provisions which is invalid, illegal or unenforceable, there will be substituted or added as part of this Agreement by mutual written agreement of the parties, a provision which will be as similar as possible, in economic and business objectives as intended by the parties to such invalid, illegal or unenforceable provision, but will be valid, legal and enforceable.
     17.3 Waiver. No failure or delay by either party in exercising any right or remedy under this Agreement will waive any provision of this Agreement. Nor will any single or partial exercise by either party of any right or remedy under this Agreement preclude it from otherwise or further exercising any rights or remedies which it may have, or any other rights or remedies granted by any law or any related document.
     17.4 Enforcement. In the event an action is commenced by either party against the other to enforce any of the provisions of this Agreement, the prevailing party shall be entitled to recover from the other party reasonable attorneys’ fees, court costs and necessary disbursements incurred in connection with such action.
     17.5 Licensor-Licensee Relationship. The relationship of the parties is that of independent contractors and licensor-licensee. Nothing herein is intended or will be construed to establish any agency, partnerships, or joint ventures. Neither party has any authority to act for and/or to bind the other party in any way or to represent that either is in any way responsible for the acts of the other,

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except as may be explicitly provided for herein or authorized by the non-acting party in writing. Neither party is authorized or empowered to act as an agent for the other party for any purpose, nor shall either party be bound by the acts or conduct of the other party.
     17.6 Assignablility. This Agreement binds and enures to the benefit of the parties, their successor or assigns, but may not be assigned by either party without the prior written consent of the other party; provided however, that CERES shall have the right to assign its rights and obligations under this Agreement to any AFFILIATED COMPANY and either party shall have the right to assign its rights and obligations under this Agreement to a third party in conjunction with the transfer to the third party of substantially all of the assets of that party associated with performance under this Agreement without prior consent.
     17.7 Force Majeure. No party shall be responsible to the other party for delay or failure in performance of any the obligations imposed by this Agreement, provided such failure shall be occasioned by fire, flood, explosion, lightning, wind storm, hailstorm, earthquake, subsidence of soil, failure of machinery or equipment or supply of materials, discontinuity in the supply of power, court order or governmental interference, terrorist attacks, civil commotion, riot, war, strikes, labor disturbances, transportation difficulties, labor shortage, natural genetic variation of any living matter or by any other cause of like or unlike nature beyond the reasonable control and without fault or negligence of such party.
     17.8 Choice of Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware without regard to the principles of conflicts of law thereof.
     IN WITNESS WHEREOF, CERES and NOBLE have caused this Agreement to be duly executed as indicated below.

THE SAMUEL ROBERTS NOBLE FOUNDATION, INC.	CERES, INC.

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

CERES-NOBLE Master Research Agreement	Page 50 of 57

ANNEX A — INTELLECTUAL PROPERTY
INTELLECTUAL PROPERTY RIGHTS for the LICENSED VARIETY
(Paragraph 1.12)
JOINT INTELLECTUAL PROPERTY
(Paragraph 1.13)
NOBLE INTELLECTUAL PROPERTY
(Paragraph 1.14)
NOBLE BACKGROUND INTELLECTUAL PROPERTY
(Paragraph 1.16)

CERES-NOBLE Master Research Agreement	Page 51 of 57

ANNEX B — ROYALTY RATE
1. TOTAL ROYALTY RATE TABLE AND CALCULATION:
     1.1 The following table illustrates the total royalty rates on NET SELLING PRICE:

Percent Increase in
Biomass	Royalty
0%	[***]
7%	[***]
20%	[***]
33%	[***]
47%	[***]
60%	[***]
73%	[***]
87%	[***]
100%	[***]
113%	[***]
127%	[***]
140%	[***]
153%	[***]
167%	[***]
The total royalty shall equal [***] times the percent increase in biomass plus [***], wherein the total royalty rate shall be shall be no greater than [***] and no lower than [***].
This can be expressed using the following formula:
Royalty = [***] X percent increase in biomass + [***]
Such percent increase in biomass has been determined in accordance with Paragraph 15.1 of SCHEDULE 2, PERFORMANCE EVALUATION PLAN at [complete].
[OPTIONAL] The MANAGEMENT COMMITTEE has determined, pursuant to Paragraph 15.1.7 of SCHEDULE 2, that the total applicable royalty rate is [complete].
     1.2 Royalty rate on LICENSE INCOME: [***]
2. NOBLE CONTRIBUTION:
NOBLE’s contribution to the research and development of the LICENSED VARIETY has been determined in accordance with Article 14 of SCHEDULE 2 at [complete percentage].

CERES-NOBLE Master Research Agreement	Page 52 of 57
Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission

ANNEX C — MARKETING PLAN
(Paragraph 1.24)
1.	TIMING

The MARKETING PLAN is to cover a five year period and shall be reviewed annually with adjustments made for further five year periods in line with market conditions (or projections of the same) and the agronomic performance of the LICENSED VARIETY.

2.	POSITIONING

An assessment of the potential of the LICENSED VARIETY in an identified market.

3.	PROMOTION

Details of all project promotional activities, plus anticipated, related expenditures, that are intended to the LICENSED VARIETY achieves its maximum market potential.

4.	DISTRIBUTION

Details of the proposed distribution network and activities for supporting the distributor or retailer plus anticipated promotion activities of the distributor/retailer. NOTE: If the anticipated distribution network includes the creation of a new seed company, details regarding this important component should be included here.

5.	EVALUATION

Details of planned evaluation and demonstration, if any.

6.	PROTECTION

Anticipated intellectual property protection requirements.

7.	SEED SALES

Estimated sales including grade of seed, volume and price and country of destination.

8.	ROYALTY INCOME
a.	Estimated royalty payments; and

b.	Commencement date of payment.
9.	SEED PRODUCTION

Estimated production, including grade of seed, land area to be sown, estimated production and harvest date.

CERES-NOBLE Master Research Agreement	Page 53 of 57

ANNEX D - NON-EXCLUSIVE LICENSE TO AND TERMS OF USE FOR “NOBLE RESEARCH” MARK
(Paragraph 15.4)
Terms and Conditions for Non-exclusive License Agreement
for
     1. Recitals.
     1.1 NOBLE owns and uses the trademark NOBLE Research (the “Mark”) in connection with plants, plant seed, plant material and research tools developed by or improved directly through NOBLE research efforts (“Qualifying Products”).
     1.2 NOBLE acknowledges and intends that the LICENSED VARIETY be promoted, marketed and sold under one or more primary marks specific to CERES and/or the LICENSED VARIETY.
     2. Grant of License. NOBLE hereby grants to CERES a non-exclusive, world-wide, royalty-free license to use the Mark in connection with the LICENSED VARIETY to promote, market, sell and deliver LICENSED VARIETY to SUBLICENSEES, distributors and consumers.
     3. Reservation of Rights. NOBLE hereby reserves any and all rights not expressly and explicitly granted in these terms and conditions, including NOBLE’S right to authorize or license use of the Mark or any other trademarks or names containing NOBLE, to any third party for use in connection with any goods and services. Without limiting the rights reserved in this paragraph, NOBLE hereby reserves any and all rights to use, authorize use or license use of the Mark or any other trademarks or names containing the Marks in any geographic territory and in any language.
     4. Ownership of Mark. CERES hereby acknowledges that NOBLE is the owner of the Mark, and any trademark applications and/or registrations thereto, agrees that it will not challenge the validity of or NOBLE’S ownership of the Mark, and agrees that all use of the Mark by CERES shall inure to the benefit of NOBLE. CERES agrees that nothing in these terms and conditions shall give CERES any right, title or interest in the Mark other than the right to use the Mark in accordance with

CERES-NOBLE Master Research Agreement	Page 54 of 57

this Agreement and as permitted by law. CERES agrees not to register or attempt to register or use the Mark, or the term NOBLE, as a trademark, service mark, Internet domain name, trade name excepted as permitted herein.
     5. Use of the Mark; Protection of the Mark.
5.1 Proper Use.
     5.1.1 CERES may use the Mark in connection with the promotion, marketing and selling of the LICENSED VARIETY, and CERES agrees that all use of the Mark shall only occur in connection with the LICENSED VARIETY and shall be in compliance with the terms of this EXHIBIT.
     5.1.1 CERES may only use the Mark as a collective whole (as shown above) and shall not separately use any element or elements of the Mark. Notwithstanding the foregoing, CERES may make fair uses of specific terms (e.g., “research”) comprising the Mark.
     5.1.2 The Mark is not to be altered and must be reproduced from the supplied artwork as provided by NOBLE from time to time. The Mark is not to be used in conjunction with any other mark or design, i.e., the Mark must stand alone in terms of its commercial impression generated by the particular usage; provided however, the parties acknowledge and agree that the Mark will appear on packaging and other related promotional material with other trademarks, service marks, and/or trade names (e.g., the CERES mark).
     5.1.3 CERES has no right to sublicense the use of the Mark other than as described herein.
     5.1.4 CERES may not use the Mark in connection with or for the benefit of non-Qualifying Products, whether CERES’ or another third party’s.
     5.1.5 CERES must not use as its own trademark any word(s) or design(s) confusingly similar to the Mark.
     5.1.6 NOBLE shall have the right to review and must pre-approve, in writing, any and all materials, including seed packaging, that includes or is intended to include the Mark.
     5.2 Monitoring. CERES acknowledges that NOBLE has the right to monitor CERES’ use of the Mark in conjunction with the LICENSED VARIETY. Upon reasonable request by NOBLE, CERES shall provide NOBLE with representative samples of each CERES use of the Mark. If NOBLE determines in good faith that CERES is using the Mark improperly, NOBLE shall notify CERES, and CERES shall use reasonable efforts to remedy the improper use within thirty (30) days following receipt of such notice.
5.3 Legend. CERES must identify the Mark as a trademark of NOBLE with each usage in the following format:

CERES-NOBLE Master Research Agreement	Page 55 of 57

“NOBLE Research is a trademark of The Samuel Roberts Noble Foundation, Inc.”
CERES must exercise care in the use of the Mark so as not to indicate to the public: that CERES is more than a licensee of NOBLE (i.e., not a part or affiliate of NOBLE or otherwise related to NOBLE) or that the LICENSED VARIETY is produced or has been tested or approved by NOBLE.
     6. Protection of Interests. In the event CERES becomes aware of any unauthorized use of the Mark by a third party, CERES agrees to promptly notify NOBLE and to cooperate fully, at NOBLE’S expense, in the enforcement of NOBLE’S rights against such a third party. Nothing contained in this paragraph of this EXHIBIT shall be construed as to require NOBLE to enforce any rights against a third party or to restrict NOBLE’S rights to license or consent to such a third party’s use of the Mark.
     7. Indemnification. NOBLE agrees to indemnify and hold CERES, and its officers, agents, directors employees, attorneys, shareholders, subsidiaries, affiliates, distributors, and licensees, harmless from any and all liability, loss, damages, claims or causes of action, including reasonable legal fees and expenses, that may be incurred by CERES or one of the foregoing parties arising out of assertions or claims by a third party that CERES’ use of the Mark in accordance with the license granted in this EXHIBIT infringes such third party’s rights in the Mark. CERES shall provide NOBLE with prompt written notice of any claim for which indemnification is sought, and shall cooperate fully with and allow NOBLE to control the defense and settlement of such claim at NOBLE’S sole expense. NOBLE shall have the exclusive right to settle any such claim.
     8. Termination; Suspension.
     8.1 Term of Agreement. Unless sooner terminated under the provisions of this Paragraph of this EXHIBIT, the license granted in this EXHIBIT shall remain in effect until such time as (a) the termination of the Agreement or (b) NOBLE provides written notice of its intent to terminate no less than ninety (90) days prior to the intended termination date. Termination pursuant to this Paragraph may be for any reason or no reason.
     8.2 Termination for Default or Action. Either party shall have the right to terminate the license grant in this EXHIBIT if (a) the other party materially defaults on any of its obligations under the terms of this EXHIBIT, including without limitation a material breach by CERES of its obligations under Paragraphs 5.2 unless (i) such breach is cured within the thirty (30) days following receipt of written notice of such breach from NOBLE or (ii) CERES provides NOBLE, within such thirty (30) day period, a written plan to remedy such breach that is acceptable to NOBLE, in its sole discretion; (b) CERES decides not to develop and launch the LICENSED VARIETY pursuant to the terms of the MRA and/or this Agreement; or (c) the LICENSED VARIETY is discontinued and removed from the marketplace.
     8.3 Effect of Termination. Upon termination of the license granted in this EXHIBIT, CERES shall immediately cease use of the Mark. In the event of termination in accordance with Paragraph 8.1 or Paragraph 8.2(a) of this EXHIBIT, CERES may continue to use the Mark to deplete any stock of packaging and promotional materials it has on hand at the time of such termination, so long as such use is in compliance with the terms of this EXHIBIT.

CERES-NOBLE Master Research Agreement	Page 56 of 57

     8.4 Suspension. Notwithstanding Paragraph 8.2 of this EXHIBIT, if in its reasonable discretion, NOBLE determines that as a result of a breach of the terms set forth in this EXHIBIT that NOBLE will be materially and adversely affected in a substantial manner by failing to immediately suspend the license granted in this EXHIBIT, NOBLE may suspend the licenses hereunder until such breach is appropriately cured, in the sole determination of NOBLE.

CERES-NOBLE Master Research Agreement	Page 57 of 57

Pages where confidential treatment has been requested are stamped ‘Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,’ and the confidential section has been marked as follows: [***].
REVISED
SCHEDULE 1
THIS REVISED SCHEDULE is made this 18th day of September, 2006.

BETWEEN	CERES, INC., a Delaware corporation, having its principal place of business at 1535 Rancho Conejo Blvd., Thousand Oaks, CA 91320 (“CERES”) and

THE SAMUEL ROBERTS NOBLE FOUNDATION INCORPORATED, an Oklahoma non-profit corporation, having its principal place of business at 2510 Sam Noble Parkway, Ardmore, Oklahoma 73401 (“NOBLE”);
WHEREAS, CERES and NOBLE have entered into a Master Research Agreement (“MRA”), dated 19 May 2006, which allows for the undertaking of RESEARCH PROJECTS pursuant to SCHEDULES, these terms being defined in the MRA; and
WHEREAS, CERES and NOBLE entered into an original Schedule 1 to the MRA, dated 19 May 2006, and the parties hereby seek to replace the terms and conditions of such schedule, in its entirety, with this revised SCHEDULE effective as of the date shown above; and
THEREFORE, the parties have agreed to undertake the following RESEARCH PROJECT as defined herein on the following terms and conditions:
GENERAL
A.	Unless otherwise specified herein, the terms of the MRA shall apply to this SCHEDULE.

B.	In the event of any difference between the terms of this SCHEDULE and the MRA, then the terms of this SCHEDULE shall prevail.
RESEARCH PROJECT TITLE: Best Management Practices for Switchgrass in a Biomass Cropping System
1.	BACKGROUND:
Switchgrass (Panicum virgatum L.) is a target species for use as crop biomass for bioenergy production in the southern USA. Establishing switchgrass directly into [non-***] soil is a problem. Even when plants emerge and establish, their productivity during the initial year can be very poor. Preliminary experiments continue to show a need for using a pre-plant and post-plant herbicide program, especially when using no-till methods, to give more productive stands. Management research to better establish switchgrass will need to continue in the future. Good seedling establishment was also part of the protocol for selecting parents for our experimental cultivars. It is hoped that these new experimentals will have better establishment traits that will be apparent in future trials.
2.	PROPOSAL OBJECTIVES:
     2.1     To conduct agronomic trials to assess best management practices for establishment and management of switchgrass as a crop for both seed and biomass production.

CERES-NOBLE Schedule 1	Page 1 of 8
Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission

     2.2     To evaluate switchgrass system with winter annual grasses and legumes along with [***] to reduce the need for nitrogen fertilizer and increase off-season production.
2.3	To evaluate alternative biomass energy crops
3.	WORK TO BE UNDERTAKEN:
See RESEARCH AND DEVELOPMENT PLAN (Attachment A to this SCHEDULE).

Subject to the RESEARCH AND DEVELOPMENT PLAN, an overview of NOBLE work includes:
Objective 1 (Establishment). In the initial trials to be established in the spring of 2006, we will evaluate planting date and herbicides to control crabgrass and other warm season weeds in order to assess the best methods for establishing the crop. One of the most advanced of the [***] experimentals (GA993) will be used as the cultivar for conducting this trial.
Treatments will be as follows in a split-split plot design under irrigated soil in 2006:
Planting Date: Feb ,April, June
[***] treatment
Herbicide treatment
PRE: Atrazine, [***], [***], [***], [***] amine, [***], and [***]
POE ([***]): Atrazine, [***], [***], [***], amine, [***], [***], [***], and [***].
Objective 2a (Establishment). In the fall of 2006 and spring of 2007, we will evaluate planting date and herbicides to control crabgrass and other warm season weeds in order to assess the best methods for establishing the crop. Two of the most advanced of the [***] experimentals (GA993 lowland) and ([***] upland) will be used as the cultivars for conducting this trial.
Treatments will be as follows in a split-split plot design under irrigated soil in 2006 and 2007:
Planting Date: Sept and May
Species: upland and lowland switchgrass
Seed treatment: None, [***] ([***]), [***] (herbicide [***]), Banded [***] (herbicide [***]).
Herbicide treatment
PRE: atrazine, [***], [***], [***], and [***]
The following measurements will be then be made: seedling counts 30 and 60 DAE and DM yield at end of growing season.
Objective 2b ([***]). In the fall of 2006, we will evaluate [***] herbicides on upland and lowland switchgrass. Surviving plants will be used to develop new breeding population
PRE Herbicides: [***], [***], [***], [***], [***], [***], [***], [***]
POE ([***]): Atrazine, [***], [***], [***], [***], [***], [***], [***], [***], [***], [***].
Objective 3 (crop rotation). In the fall of 2006 and spring of 2007, we will evaluate switchgrass establishment where grassy weeds were controlled the previous year and where various Summer legume were grown and weeds were controlled

CERES-NOBLE Schedule 1	Page 2 of 8
Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission

Treatments will be in a strip-split design:
Species: Upland and Lowland Switchgrass
Planting Dates: Sept and May
Summer annual reseeding legumes: [***] ([***], [***]).
Winter legume: hairy vetch
Spray Selective grass herbicides to control annual grasses
Objective 4. In the fall of 2006 and spring of 2007, we will evaluate planting dates, seeding rates, and row spacings under dryland and irrigated soils
Planting dates: Sept and May
Species: upland and lowland switchgrass
Seeding Rates: [***] lb PLS/A
Row Spacings: [***] inches
Objective 5. In the fall of 2007 and the spring of 2008, we will evaluate species compatibility with established switchgrass. Study will be replicated in the fall of 2008 and spring of 2009.
Species to be evaluated: upland and lowland switchgrass
Cool-season annual grasses: [***] and [***] with N Fertilizer
Cool-season annual legumes: medic, vtech, and clover
Warm-season legumes: [***] (fall planted), [***], and [***]
Measure switchgrass yield response to species mixtures and compare switchgrass yields with N rate response to legume treatments
Objective 6. In the fall of 2007 and 2008, we will evaluate seed production strategies.
Treatments: [***], [***], [***], others as needed?
Objective 7. In the 2007, we will evaluate various bioenergy crops.
Conditions: dryland and irrigated
N fertilizer levels: high ([***] N), [***] ([***] N), low ([***] N), none ([***] N)
Species: Miscanthus sp., [***], Panicum virgatum (lowland), Panicum virgatum (upland), Sorghum sp., others?
4.	DETAILED WORKPLAN:
The RESEARCH AND DEVELOPMENT PLAN (Attachment A to this SCHEDULE) contains:
•	Research and evaluation activities to be performed by each party in detail, including locations for such activities
•	Timelines of such activities
•	Goals, expected results and deliverables
•	Milestones and go/no-go decision points, if applicable
•	FTEs
5.	LOCATION OF WORK:
NOBLE Work:
NOBLE laboratory and greenhouse facilities and properties at its Ardmore location and potential subcontractor locations.

CERES-NOBLE Schedule 1	Page 3 of 8
Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission

CERES Work:
Thousand Oaks, CA
6.	PHD LEVEL SCIENTIFIC STAFF:
Dr. Twain Butler (NOBLE) Dr. Joe Bouton (NOBLE) Post Doc TBD (CNF, wherein “CNF” indicates a CERES-funded, NOBLE employee)

Dr. Peter Mascia (CERES) Dr. Steve Thomas (CERES) Dr. Richard Flavell (CERES)
7.	MAJOR CONSUMABLES/LIVESTOCK TO BE PURCHASED:
None.
8.	REPORTS:
All reports shall be delivered to the MANAGEMENT COMMITTEE on or before the required delivery dates for the same.
NOBLE will deliver at each quarterly MANAGEMENT COMMITTEE meeting (or annual meeting, as the case may be):
•	Annual Report (compilation of slide presentations and quarterly minutes) (annual meeting).
•	Quarterly status update and FTE breakout based on attached planning document.
•	Actual spending relative to budget.
•	INTELLECTUAL PROPERTY generated during the period.
•	Copies of slide presentations summarizing research progress (template attached as Attachment B to this SCHEDULE).
•	Content for the development of a grower’s manual, which the parties intend to be a deliverable of this SCHEDULE.
Additional information, if not specifically included in the delivered information (above), shall be delivered (or later provided, wherein the delivering party shall indicate the delivery method and time) as supporting information at the related quarterly meeting, if available:
•	Copies of raw field trial data

CERES-NOBLE Schedule 1	Page 4 of 8
Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission

9.	COMMENCEMENT/TERMINATION:
Commencement: 19 May 2006
Termination: 30 September 2009
10.	REPORT PREPARATION:
Dr Twain Butler (NOBLE) Dr Peter Mascia (CERES)
11.	REPORT DATES:
Annual report: Due at annual meeting in March.
Quarterly reports and information: Due at quarterly meetings of the MANAGEMENT COMMITTEE per the MRA (e.g., March, June, September, December).
12.	ASSETS:
Not applicable
13.	INSURANCE:
Not applicable
14.	CONTRIBUTION TO JOINT INTELLECTUAL PROPERTY:
Controlled by MRA.
15.	SPECIAL CONDITIONS:
Not applicable.
16.	INTELLECTUAL PROPERTY RIGHTS:
16.1	NOBLE Background Intellectual Property:
[***] (NOBLE), [***] (NOBLE), [***] (NOBLE), NF/GA001 (in-licensed from UGARF), NF/GA002 (in-licensed from UGARF), NF/GA991 (in-licensed from UGARF), NF/GA992 (in-licensed from UGARF), and NF/GA993 (in-licensed from UGARF).

Management practices and protocols for forage cropping systems.
16.2	CERES Background Intellectual Property:
None.
17.	SUBCONTRACTORS AND LOCATIONS:
Actual locations and work at the locations will be decided by the MANAGEMENT COMMITTEE at the quarterly meetings. Currently projected locations may include:

CERES-NOBLE Schedule 1	Page 5 of 8
Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission

•	[***]
18.	PROVISIONS FOR EARLY TERMINATION:
This SCHEDULE does not terminate automatically upon termination of the MRA.

This SCHEDULE shall expire pursuant to the terms set forth in this SCHEDULE, unless extended by the mutual agreement of the parties, or unless sooner terminated in accordance with the following provisions of this Paragraph:
     (a)     mutual, written agreement of the parties;
     (b)     failure of one party to satisfy its material obligations under this Agreement, and such party subsequently fails to cure such failure(s) within (i) thirty (30) days for failures to remit payment for amounts due under this Agreement and (ii) ninety (90) days for all other obligations in each case after receipt of written notice from the non-breaching party specifying such failure;
     (c)     one (1) year’s written notice of termination by either CERES or NOBLE to the other party in case either the terminating party or the other party ceases substantially all activities in the COLLABORATION CROPS;
     (d)     NOBLE will have the right to terminate this Agreement unilaterally with thirty (30) days’ written notice to CERES, (i) if CERES seeks protection under any bankruptcy, insolvency, receivership, trust, deed, creditors arrangement or comparable proceeding or if any such proceeding is instituted against CERES (and not dismissed within one hundred twenty (120) days); (ii) in case of dissolution or winding up of CERES (excluding any situation where all or substantially all of CERES’ assets, stock or business to which this Agreement relates are acquired by a third party (whether by sale, acquisition, merger, operation of law or otherwise)); (iii) with written notice to CERES, to be given no later than March 31, 2010 if Ceres has failed in a substantial manner, by December 31, 2009, to implement the activities set forth in EXHIBIT F, and does not remedy such failure or offer a remediation plan which is reasonably acceptable to NOBLE within ninety (90) days after receipt of a written notice from NOBLE specifying such failure; or (iv) with one hundred twenty (120) days’ written notice to CERES, if the institutional mission, purpose or structure of NOBLE would change substantially and adversely affect NOBLE’S ability to satisfy its obligations hereunder; or
     (e)     CERES will have the right to terminate this Agreement unilaterally: (i) with thirty (30) days’ written notice to NOBLE if Dr. Joe Bouton ceases to be associated with NOBLE and the research activities associated with this SCHEDULE, and NOBLE has not replaced him within one hundred twenty (120) days by a person reasonably acceptable to CERES; (ii) with ninety (90) days’ written notice to NOBLE, if the institutional mission, purpose or structure of NOBLE would change substantially; or (iii) with one (1) years’ written notice to NOBLE, if CERES has compelling business reasons to cease the collaboration.

CERES-NOBLE Schedule 1	Page 6 of 8
Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission

19.	USE AND COMMERCIALIZATION RIGHTS:
Controlled by MRA.
20.	CONFIDENTIALITY/PUBLICATION:
Controlled by MRA.
21.	Proposed FUNDING:
Projected Budget (per year from CERES):

	Year 1	Year 2	Year 3
	Salaries	Salaries	Salaries
	incl.	incl.	incl.
Personnel	fringe	fringe	fringe	Subtotals

Postdoc + Fringe Benefits	$[***]	$[***]	$[***]	$[***]
Res. Assistant + Fringe Benefits	$[***]	$[***]	$[***]	$[***]
Part-time hourly ($8/hr)	$[***]	$[***]	$[***]	$[***]
Location testing site [***]	$[***]	$[***]	$[***]	$[***]
Travel	$[***]	$[***]	$[***]	$[***]
Supplies	$[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]	$[***]
Seed	$[***]	$[***]	$[***]	$[***]
Total Direct Costs	$[***]	$[***]	$[***]	$[***]
Indirect (50% of Direct)	$[***]	$[***]	$[***]	$[***]
TOTAL

Total	$[***]	$[***]	$[***]	$[***]
Billing Schedule: Invoices will be sent by NOBLE to CERES for actual expenses from the previous period on the 15th of the first month of each calendar quarter, not to exceed the total amount specified above.
(SIGNATURES ON FOLLOWING PAGE)

CERES-NOBLE Schedule 1	Page 7 of 8
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IN WITNESS THEREOF this SCHEDULE has been executed on the date hereinbefore entered.
CERES, INC.

	/s/ Peter Mascia	10/6/06
By:		Date

	/s/ Patrick McCroskey	10/10/06
By:		Date
THE SAMUEL ROBERTS NOBLE FOUNDATION, INC.

	/s/ Michael Cawley	9/25/06
By:	Michael A. Cawley President	Date

CERES-NOBLE Schedule 1	Page 8 of 8
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CERES-NOBLE - Schedule 1 - Attachment A - RESEARCH AND DEVELOPMENT PLAN

							Ceres FTE sum		[***]	[***]	[***]	[***]	[***]
							CNF FTE Sum		[***]	[***]	[***]	[***]	[***]
							NF FTE sum		[***]	[***]	[***]	[***]	[***]
Project Planning								#	Yearly
Template		Ex Start	Ex Finish	Loc		# people	%	Months	FTE	2006	2007	2008	2009
Objective	Develop best management practices for establishing and managing switchgrass

Product Concept	Increasing speed of establishment will allow faster utilization of switchgrass. Adding legumes to the system will allow for greater switchgrass yields with less N fertilizer

Business Plan	Conduct field trials to determine optimal management to increase establishment and yield

Management		4/1/06	12/31/09	CERES	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
		4/1/06	12/31/09	NF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Goal 1	Evaluate switchgrass establishment under irrigated field conditions in 2006 where no previous grass weed control was implemented

Impact	Improve establishment to utilize switchgrass sooner

Action Item	Test efficacy of planting dates (Feb and Apr and June).	2/15/06	9/30/06	CNF		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
		2/15/06	9/30/06	NF		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Action Item	Test efficacy of [***] as seed treatment	2/16/06	10/1/06	CNF		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
		2/16/06	10/1/06	NF		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Action Item	Test herbicides for weed control applied PRE: Atrazine [***] amine and [***] (others at needed)	3/15/06	10/2/06	CNF		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
		3/15/06	10/2/06	NF		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
						[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Test herbicides for weed control applied POE:
Action Item	([***]) Atrazine [***] amine [***].	4/15/06	10/3/06	CNF		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
		4/15/06	10/3/06	NF		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

New Action Item	Screen upland and lowland switchgrass to [***] herbicide [***]; select plants with [***] for new breeding population	9/15/06	6/3/07	CNF		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
		9/15/06	6/3/07	NF		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

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2006												2007												2008												2009
J	F	M	A	M	J	J	A	S	O	N	D	J	F	M	A	M	J	J	A	S	O	N	D	J	F	M	A	M	J	J	A	S	O	N	D	J	F	M	A	M	J	J	A	S	O	N	D
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Deliverable	Document best management strategies for establishing switchgrass under irrigated field conditions	10/1/06	9/30/07
New Goal 4	Evaluate seeding rates, row spacings, and planting dates to improve establishment and management

Impact	Improve establishment and management of switchgrass

Action Item	Test efficacy of planting dates (May and Sept).	9/15/06	9/30/08	CNF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
		9/15/06	9/30/08	NF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Action Item	Test efficacy of seeding rates ([***] lb PLS/A)	9/15/06	9/30/08	CNF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
		9/15/06	9/30/08	NF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Action Item	Test efficacy of row spacing for improved harvest efficiency ([***] inches)	9/15/06	9/30/08	CNF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
		9/15/06	9/30/08	NF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Deliverable	Document best management strategies for establishing and managing switchgrass under irrigated field conditions	10/1/06	9/30/08

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Goal 2	Evaluate switchgrass (lowland and upland) establishment under dryland field conditions in 2006 and 2007 where no previous grass weed contrl was implemented

Impact	Improve establishment to utilize switchgrass sooner

Action Item	Test efficacy of planting dates (Sept and May)	2/15/07	10/31/08	CNF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
		2/15/07	10/31/08	NF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Action Item	Test efficacy of seed treatments ([***])	2/15/07	10/31/08	CNF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
		2/15/07	10/31/08	NF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Action Item	Test herbicides for weed control applied PRE	2/15/07	10/31/08	CNF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
		2/15/07	10/31/08	NF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

New Action Item	Screen [***] herbicides on switchgrass, select surviving plants for new breeding population	2/15/07	10/31/08	CNF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
		2/15/07	10/31/08	NF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Action Item	Test herbicides for weed control applied POE	2/15/07	10/31/08	CNF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
		2/15/07	10/31/08	NF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Deliverable	Document best management strategies for establishing switchgrass under dryland field conditions	10/31/07	9/30/08

Goal 3	Evaluate switchgrass establishment where grass weed contrl was implemented on [***] the year prior to planting

Impact	Improve establishment of switchgrass
Action Item	Establish [***] and control weeds during summer	4/10/06	10/31/08	CNF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
		4/10/06	10/31/08	NF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Action Item	Plant switchgrass (upland and lowland) into legume fields where annual grasses were controlled the previous year: Planting dates, Sept and May	4/11/06	11/1/08	CNF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
		4/11/06	11/1/08	NF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Action Item	Test efficacy winter cover crop (vetch)	9/12/06	11/2/08	CNF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
		9/12/06	11/2/08	NF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Deliverable	Document best agronomic management strategies for establishing switchgrass under dryland field conditions	11/1/08	3/3/09

New Goal 6	Evaluate switchgrass seed production on established stands

Impact	Increase seed yield and efficiency

Action Item	Test efficacy of [***]	10/1/07	11/1/09	CNF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
		10/1/07	11/1/09	NF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Action Item	Test efficacy of [***]	10/2/07	11/2/09	CNF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

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		10/1/07	11/1/09	NF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Action Item	Test efficacy of [***]	10/2/07	11/2/09	CNF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
		10/2/07	11/2/09	NF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Action Item	Test [***] ([***] vs [***])	4/1/08	11/3/9	CNF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
		4/1/08	11/3/09	NF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Deliverable	Document best agronomic management strategies for producing seed				[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

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Goal 5	Evaluate species compatibility with established switchgrass (in 2008 and 2009)

Impact	Maximize DM yield with minimum N fertilizer

Action Item	Evaluate winter legumes interseeded into established switchgrass	10/1/07	11/1/09	CNF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
		10/1/07	11/1/09	NF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Action Item	Evaluate [***] grasses interseeded into established switchgrass	10/2/07	11/2/09	CNF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
		10/2/07	11/2/09	NF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Action Item	Evaluate summer legumes interseeded into established switchgrass	4/1/08	11/3/09	CNF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
		4/1/08	11/3/09	NF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Action Item	Evaluate both winter species and summer legumes into established switchgrass	10/1/07	11/4/09	CNF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
		10/1/07	11/4/09	NF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Action Item	Evaluate yield response to N fertilizer to estimate N contribution from the legume systems	4/1/08	11/5/09	CNF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
		4/1/08	11/5/09	NF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Deliverable	Document which legumes are compatible with switchgrass and will maximize yield with little N Fertilizer

New Goal 7	Evaluate alternative biomass energy crops
Impact	Determine appropriate biomass crops under various conditions
Action Item	Evaluate bioenergy crops for DM yield ([***] upland and lowland switchgrass, [***])	5/15/07	9/30/09	CNF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
		5/15/07	9/30/09	NF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Action Item	Evaluate DM yield under irrigated and dryland conditions	5/15/07	9/30/09	CNF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
		5/15/07	9/30/09	NF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Action Item	Evaluate DM yield with varying N rates	5/15/07	9/30/09	CNF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
		5/15/07	9/30/09	NF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Deliverable	Document DM yield potential under dryland and irrigated field conditions and with high and low levels of Nitrogen	5/1/07	9/30/09

Goal 8	Develop comprehensive switchgrass production and growers guidelines and manuals

Impact	Maximize yield with existing varieties. Identify conditions for optimal yield. Provide feedback to breeders to optimize breeding strategies

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CERES — NOBLE — Schedule 1 — Attachment A — RESEARCH AND DEVELOPMENT PLAN

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Impact	Maximize yield with existing varieties. Identify conditions for optimal yield. Provide feedback to breeders to optimize breeding strategies
Action Item	Compile and summarize current best practices for switchgrass production	5/1/06	12/1/06	NF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
		5/1/06	12/1/06	CNF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
		5/1/06	12/1/06	Ceres	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
					[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
		10/2/07	11/2/09	NF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Action Item	Test [***] ([***] vs [***])	4/1/08	11/3/09	CNF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
		4/1/08	11/3/09	NF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Deliverable	Document best agronomic management strategies for producing seed				[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Action Item	Incorporate herbicide and [***] data	9/1/07	12/1/08	NF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
		9/1/07	12/1/08	CNF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
		9/1/07	12/1/08	Ceres	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
					[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Deliverable	Draft manuals		12/1/07	NF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
				CNF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Deliverable	Final manuals		12/1/08	NF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
				CNF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

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Quarterly Report Format
Prepared by
Date

Confidential Schedule # and name

1

Concept and Goals
•	Concept
•	Goals

Confidential Schedule # and name

2

FTEs and Budget Projected vs. Actual
•	People and activities
Dollars
FTEs

Confidential Schedule # and name

3

Action Items and Deliverables for the Period

	Expected	Actual
Action Item or Deliverable	Finish	Finish

Confidential Schedule # and name

4

Key Milestones or Deliverables for the Period
•	Progress on Key Milestones and Deliverables

•	Are we on, ahead or behind schedule

Confidential Schedule # and name

5

Technical Highlights
•	1 or 2 slides covering technical highlights

Confidential Schedule # and name

6

Results
•	Several slides summarizing results (if applicable)

Confidential Schedule # and name

7

Key Milestones and Deliverables Next 4 Quarters
•	Quarter 1

•	Quarter 2

•	Quarter 3

•	Quarter 4

Confidential Schedule # and name

8

Research Plan
•	Goal
—	Impact

—	Tasks

—	Milestones

—	Deliverables
•	Duplicate this slide as needed to cover each goal for the next period

Confidential Schedule # and name

9

Timeline Summary
Time to achieve Milestone 1 2 3 4 5 6 7 8 9 10 11 12 Milestone 1 Milestone 2 Milestone 3 Etc.
•	Assumptions and risk factors

•	Use additional slide if necessary

•	Use red if behind schedule until completed or otherwise resolved

•	Should be indicated in red as soon as the delay is identified

•	See issue resolution if behind schedule

Confidential Schedule # and name

10

IP
•	Filings during the period
•	Applications in progress

Confidential Schedule # and name

11

SOPs
•	List SOPS for all Key processes

Confidential Schedule # and name

12

Issue Resolution and Decision Making Slides
These can be used to address new issues or
implement corrective action or assist in decision
making such as variety release, etc.

Confidential Schedule # and name

13

Issue Resolution and Decision Making
•	Issue (e.g. milestone 3 behind schedule)

Actual

•	What is happening
Expected

•	What should be happening

Confidential Schedule # and name

14

Issue Resolution and Decision Making
•	Issue (e.g. milestone 3 behind schedule)

•	Possible alternative slide to address new issues

Needs
Wants

Confidential Schedule # and name

15

Decision
•	Summary of decision to be made

Confidential Schedule # and name

16

Options
•	Summary of options

Confidential Schedule # and name

17

Recommendations
•	What do we need to do to get back on track or address new issue

Confidential Schedule # and name

18

Resources Required

Confidential Schedule # and name

19

Plan and Schedule

Action Items	Who	When

Confidential Schedule # and name

20

SCHEDULE 2
     THIS SCHEDULE is made this 19th day of May, 2006;

BETWEEN	CERES, INC., a Delaware corporation, having its principal place of business at 1535 Rancho Conejo Blvd., Thousand Oaks, CA 91320 (“CERES”) and

THE SAMUEL ROBERTS NOBLE FOUNDATION INCORPORATED, an Oklahoma non-profit corporation, having its principal place of business at 2510 Sam Noble Parkway, Ardmore, Oklahoma 73401 (“NOBLE”);
WHEREAS, CERES and NOBLE have entered into a Master Research Agreement (“MRA”), dated 19 May 2006, which allows for the undertaking of RESEARCH PROJECTS pursuant to a SCHEDULES, these terms being defined in the MRA; and
THEREFORE, the parties have agreed to undertake the following RESEARCH PROJECT as defined herein on the following terms and conditions:
GENERAL
A.	Unless otherwise specified herein, the terms of the MRA shall apply to this SCHEDULE.

B.	In the event of any difference between the terms of this SCHEDULE and the MRA, then the terms of this SCHEDULE shall prevail.
RESEARCH PROJECT TITLE: Developing Switchgrass Cultivars for Use in Bioenergy and Forage Crop
1.	BACKGROUND:

Switchgrass (Panicum virgatum L.) is a target species for use as crop biomass for bioenergy production in the southern USA. In the mid 1990s, a breeding program was begun at the University of Georgia (UGA) to develop adaptive, high-yielding switchgrass cultivars for use in bioenergy crop production systems in the region. Four experimental cultivars were produced in this project, GA991, GA992, GA993, and GA001, which are currently owned by the University of Georgia Research Foundation (UGARF). Initial performance results of these experimentals demonstrated up to a [***] yield enhancement over [***] when tested over years and locations in Georgia. This type of performance warrants release and commercialization of at least one of these cultivars for use in the region including the southern Great Plains of Oklahoma and Texas.

The original UGA breeding effort was initiated by randomly selecting 1,000 [***] from [***] and [***] and space planting these into a [***] design. This design was used because of its ability to remove micro-environmental variation during assessment of individual, un-replicated [***]. Initial data showed genetic variances for yield were high, especially for [***] selections, indicating good potential to increase yield within these populations. Based on phenotypic selection using the [***] planting design, heritability estimates were found to be adequate to incur good gains from selection and [***] were then identified from each cultivar which had excellent performance. Cuttings of each of these superior [***] were [***] multiplied in the greenhouse and used in a [***] program

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to produce [***] progeny of each and to assess their seed yield. The highest seed yielding [***] were then progeny tested in sward plots over locations and years and the highest yielding [***] selected for inclusion into another [***] to generate new experimental [***] cultivars.

We plan to continue this population improvement approach of developing new experimental [***] cultivars. However, for this project, we will use more genetically diverse lowland and upland material from outside the UGA program including released cultivars, [***], and [***] from our own regional collections. This should greatly enhance our genetic base. The main trait of interest will be biomass yield, although we plan also to begin examining specific value added traits such as better seedling establishment and forage chemical aspects that affect biomass feedstock quality during long term storage.

Switchgrass is highly self-incompatible allowing [***] from simple mutual or [***]. High [***] is found when [***] were made from specific, [***]. [***] using tissue culture is also possible for large scale production of the individual [***] which should allow their use in a commercially viable seed production program. These three characteristics demonstrate the potential is high for developing high yielding [***] of switchgrass.

2.	PROPOSAL OBJECTIVES:

2.1 To use previous population improvement procedures to develop new [***] cultivars based strictly on germplasm other than the UGA parental base and containing value added traits such as better yield, establishment characteristics, and chemical composition than the best UGA experimental and the commercial cultivar, [***].

2.2 To develop and assess [***] between the best parental using a system of [***] of the parental [***] to produce and maintain the commercial [***] cultivars.

3.	WORK TO BE UNDERTAKEN:

See RESEARCH AND DEVELOPMENT PLAN (Attachment A to this SCHEDULE).

4.	DETAILED WORKPLAN:

The RESEARCH AND DEVELOPMENT PLAN (Attachment A to this SCHEDULE) contains:
•	Research and evaluation activities to be performed by each party in detail, including locations for such activities

•	Timelines of such activities

•	Goals, expected results and deliverables

•	Milestones and go/no-go decision points, if applicable

•	FTEs
5.	LOCATION OF WORK:

NOBLE Work:

NOBLE laboratory and greenhouse facilities and properties at its Ardmore location and potential subcontractor locations.

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CERES Work:

Thousand Oaks, CA.

6.	PHD LEVEL SCIENTIFIC STAFF:

Dr. Joe Bouton (NOBLE) Post Doc TBD (CNF, wherein “CNF” indicates a CERES-funded, NOBLE employee)

Dr. Peter Mascia (CERES) Dr. Steve Thomas (CERES) Dr. Richard Flavell (CERES)

7.	MAJOR CONSUMABLES/LIVESTOCK TO BE PURCHASED:

None.

8.	REPORTS:

All reports shall be delivered to the MANAGEMENT COMMITTEE on or before the required delivery dates for the same.

NOBLE will deliver at each quarterly MANAGEMENT COMMITTEE meeting (or annual meeting, as the case may be):
•	Annual Report (compilation of slide presentations and quarterly minutes) (annual meeting).

•	Quarterly status update and FTE breakout based on attached planning document.

•	Actual spending relative to budget.

•	INTELLECTUAL PROPERTY generated during the period.

•	Copies of slide presentations summarizing research progress (template attached as Attachment C to this SCHEDULE).
Additional information, if not specifically included in the delivered information (above), shall be delivered (or later provided, wherein the delivering party shall indicate the delivery method and time) as supporting information at the related quarterly meeting, if available:
•	Breeding records.

•	Copies of field or greenhouse books and records.

•	Copies of raw field trial data.

•	Biological material, including parental lines from [***] and/or [***].
9.	COMMENCEMENT/TERMINATION:

Commencement: 19 May 2006.

Termination: 30 April 2009; provided however, each year, before the anniversary of this SCHEDULE, the parties shall decide whether to extend it for one (1) year, with

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appropriate updates to the RESEARCH AND DEVELOPMENT PLAN, PERFORMANCE EVALUATION PLANS and/or FUNDING (Section 21 of this SCHEDULE).

10.	REPORT PREPARATION:

Dr Joe Bouton (NOBLE) Dr Peter Mascia (CERES)

11.	REPORT DATES:

Annual report: Due at annual meeting in March.

Quarterly reports and information: Due at quarterly meetings of the MANAGEMENT COMMITTEE per the MRA (e.g., March, June, September, December).

12.	ASSETS:

Not applicable.

13.	INSURANCE:

Not applicable.

14.	CONTRIBUTION TO JOINT INTELLECTUAL PROPERTY:

Based on the development and design of this RESEARCH PROJECT, the parties acknowledge and agree that each party anticipates equal contribution (i.e., 50% for each party) to the research and development of the switchgrass varieties contemplated by this SCHEDULE.

For any given variety, however, the parties agree that the respective contributions of the parties for research and development may be disparate, and in such instances the parties will define the appropriate contribution for each party, as negotiated in good faith, prior to such variety’s release pursuant to the terms of this SCHEDULE.

NOBLE’s specific contribution shall be noted and made a part of any and all variety license agreements for any released variety developed, tested and evaluated pursuant to the terms of this SCHEDULE.

15.	SPECIAL CONDITIONS:
15.1	PERFORMANCE EVALUATION PLAN

15.1.1 The parties will jointly develop a PERFORMANCE EVALUATION PLAN to assess the performance of selected varieties developed pursuant to this SCHEDULE relative to a jointly agreed upon reference variety (the “STANDARD”), with the goal to determine the percent increase in biomass

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relative to the STANDARD. A template of the PERFORMANCE EVALUATION PLAN is attached hereto as Attachment B.
(a) Either party may propose modifications to the PERFORMANCE EVALUATION PLAN to achieve the mutual goals of assessing the performance and/or range of selected varieties developed pursuant to this SCHEDULE.

(b) The MANAGEMENT COMMITTEE shall review the PERFORMANCE EVALUATION PLAN at least annually and modify it as appropriate.
15.1.2. The PERFORMANCE EVALUATION PLAN shall define specific testing and evaluation activities, including timelines and the specific party responsible for such activities. Each party shall use reasonable efforts to execute the activities for which it is responsible in the PERFORMANCE EVALUATION PLAN.

15.1.3 Upon CERES’ request, NOBLE shall deliver to CERES seed, other biological material or biomass material the varieties used or grown for development, testing and evaluation pursuant to the terms of this SCHEDULE, and CERES shall reimburse all reasonable costs for harvesting, treatment and shipping incurred in connection with such delivery by NOBLE.

15.1.4. Each party will voluntarily provide to the other party reports and information generated from execution of the PERFORMANCE EVALUATION PLAN. NOBLE will regularly provide pictures to CERES of the subject plants under evaluation, wherein the parties will discuss and agree to the desired imagery, e.g., set-up, content and the like.

15.1.5 Before the release of a variety developed pursuant to the terms of this SCHEDULE, the MANAGEMENT COMMITTEE will designate a “percent increase in biomass” for each such variety based on the variety’s performance as to the STANDARD. This percentage shall be used by the parties to determine the total royalty rate on NET SELLING PRICE associated with the variety in accordance with the table and formula provided hereinbelow. This determined royalty shall be made a part of a separate, written variety license agreement by and between the parties pursuant to which CERES will be granted an exclusive license:

Percent Increase in
Biomass	Royalty
0%	[***]%
7%	[***]%
20%	[***]%
33%	[***]%
47%	[***]%
60%	[***]%
73%	[***]%
87%	[***]%
100%	[***]%
113%	[***]%
127%	[***]%
140%	[***]%
153%	[***]%
167%	[***]%

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission

The royalty shall equal [***] times the percent increase in biomass plus [***], wherein the royalty rate shall be shall be no greater than [***] percent ([***]%) and no lower than [***] percent ([***]%).

This can be expressed using the following formula:

Royalty = [***] X percent increase in biomass + [***]

15.1.6 Notwithstanding the foregoing, if the relative value of the LICENSED VARIETY as compared to the STANDARD is reasonably deemed by the MANAGEMENT COMMITTEE to reside in factors other than percent increase in biomass, the MANAGEMENT COMMITTEE shall determine in good faith the total applicable royalty rate.

15.1.7 If NOBLE does not wish to participate in a PERFORMANCE EVALUATION PLAN for a particular variety developed pursuant to this SCHEDULE, CERES may proceed without NOBLE, following the template in Attachment B, and CERES will determine the “percent increase in biomass.” CERES will give NOBLE full information on the results achieved.

15.2.	DENOMINATIONS AND TRADEMARKS

15.2.1 “TRADEMARK” means any trademark, trade name or logo owned by CERES and intended for use with a variety developed pursuant to the terms of this SCHEDULE; provided however, it is recognized that U.S. regulations prohibit the registration of any plant variety name as a trademark or trade name.

15.2.2 The MANAGEMENT COMMITTEE shall determine and adopt a denomination for any variety developed pursuant to the terms of this SCHEDULE for use in at least testing and evaluation.

15.2.3 The parties shall use the respective denomination of each variety developed pursuant to the terms of this SCHEDULE to identify such variety and shall not associate any TRADEMARK or any trade name or similar indication with the denomination.

15.3.	VARIETY RELEASE

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission

15.3.1 “RELEASE DATE” means the date that CERES determines that a variety developed, tested and evaluated pursuant to the terms of this SCHEDULE is ready for release, wherein upon such decision, such variety will be formally released by the institutions of the variety’s breeder(s), whether NOBLE, CERES or CERES and NOBLE jointly.

15.3.2 For the purposes of this SCHEDULE, CERES, on advice of the breeder(s) of each variety via the MANAGEMENT COMMITTEE, shall establish, in its sole discretion, an appropriate RELEASE DATE for such varieties.

15.3.3 At or about the RELEASE DATE for a variety, CERES will determine a COMMERCIAL NAME for such variety under which the seed of the same will be marketed and sold. “COMMERCIAL NAME” means the complete, preferred name of a released variety under which it will be marketed and sold.

15.3.4 All parties agree that the development of new varieties will not always result in varieties that are commercially acceptable or releasable. Provided all parties execute their respective obligations under this SCHEDULE in an appropriate and reasonable manner, no one party shall be liable to the other for any refund or other recompense because no commercially acceptable new variety is produced.
16.	INTELLECTUAL PROPERTY RIGHTS:
16.1	NOBLE Background Intellectual Property:

[***] (NOBLE), [***] (NOBLE), [***] (NOBLE), NF/GA001 (in-licensed from UGARF), NF/GA002 (in-licensed from UGARF), NF/GA991 (in-licensed from UGARF), NF/GA992 (in-licensed from UGARF), and NF/GA993 (in-licensed from UGARF).

16.2.	CERES Background Intellectual Property:

None.
17.	SUBCONTRACTORS AND LOCATIONS:

Actual locations and work at the locations will be decided by the MANAGEMENT COMMITTEE at the quarterly meetings.

The parties agree that the evaluation locations shall include (each site includes each of the varieties identified in Paragraph 16.1 of this SCHEDULE unless otherwise stated):
•	[***]
–	[***] NF/GA991; NF/GA992; NF/GA993; and NF/GA001

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission

–	[***] NF/GA993 and NF/GA001
•	[***]
–	[***] NF/GA991; NF/GA992; NF/GA993; and NF/GA001

–	[***] NF/GA991; NF/GA992; NF/GA993; and NF/GA001
•	[***]
–	NF/GA992 and NF/GA993
•	[***]
–	[***] NF/GA991; NF/GA992; NF/GA993; and NF/GA001
•	[***]
–	[***] NF/GA991; NF/GA992; NF/GA993; and NF/GA001
•	[***])
–	[***] NF/GA991; NF/GA992; NF/GA993; and NF/GA001
18.	PROVISIONS FOR EARLY TERMINATION:

This SCHEDULE does not terminate automatically upon termination of the MRA.

This SCHEDULE shall expire pursuant to the terms set forth in this SCHEDULE, unless extended by the mutual agreement of the parties, or unless sooner terminated in accordance with the following provisions of this Paragraph:
(a) mutual, written agreement of the parties;

(b) failure of one party to satisfy its material obligations under this Agreement, and such party subsequently fails to cure such failure(s) within (i) thirty (30) days for failures to remit payment for amounts due under this Agreement and (ii) ninety (90) days for all other obligations in each case after receipt of written notice from the non-breaching party specifying such failure;

(c) one (1) year’s written notice of termination by either CERES or NOBLE to the other party in case either the terminating party or the other party ceases substantially all activities in the COLLABORATION CROPS;

(d) NOBLE will have the right to terminate this Agreement unilaterally with thirty (30) days’ written notice to CERES, (i) if CERES seeks protection under any bankruptcy, insolvency, receivership, trust, deed, creditors arrangement or comparable proceeding or if any such proceeding is instituted against CERES (and not dismissed within one hundred twenty (120) days); (ii) in case of dissolution or winding up of CERES (excluding any situation where all or substantially all of CERES’ assets, stock or business to which this Agreement relates are acquired by a third party (whether by sale, acquisition, merger, operation of law or otherwise)); (iii) with written notice to CERES, to be given no later than March 31, 2010 if Ceres has failed in a substantial manner, by December 31, 2009, to implement the activities set forth in EXHIBIT F, and does not remedy such failure or offer a remediation plan which is reasonably acceptable to NOBLE within ninety (90) days after receipt of a written notice from NOBLE specifying such failure; or (iv) with one hundred twenty (120) days’ written notice to CERES, if the institutional mission, purpose or structure of

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission

NOBLE would change substantially and adversely affect NOBLE’S ability to satisfy its obligations hereunder; or

(e) CERES will have the right to terminate this Agreement unilaterally: (i) with thirty (30) days’ written notice to NOBLE if Dr. Joe Bouton ceases to be associated with NOBLE and the research activities associated with this SCHEDULE, and NOBLE has not replaced him within one hundred twenty (120) days by a person reasonably acceptable to CERES; (ii) with ninety (90) days’ written notice to NOBLE, if the institutional mission, purpose or structure of NOBLE would change substantially; or (iii) with one (1) years’ written notice to NOBLE, if CERES has compelling business reasons to cease the collaboration.
19.	USE AND COMMERCIALIZATION RIGHTS:

Controlled by MRA. License agreements for non-transgenic varieties developed pursuant to this SCHEDULE 2 will be based on the Model License Agreement for Non-transgenic Varieties in EXHIBIT G to the MRA.

20.	CONFIDENTIALITY/PUBLICATION:

Controlled by MRA.

21.	FUNDING APPROVED:
Projected Budget (per year from Ceres):

	Year 1		Year 2		Year 3
	Salaries incl.		Salaries incl.		Salaries incl.
Personnel	fringe		fringe		fringe		Subtotals

Postdoctoral + Fringe Benefits	$	[***]	$	[***]	$	[***]	$	[***]
Travel	$	[***]	$	[***]	$	[***]	$	[***]
Supplies	$	[***]	$	[***]	$	[***]	$	[***]
Total Direct Costs	$	[***]	$	[***]	$	[***]	$	[***]
Indirect (50% of Direct)	$	[***]	$	[***]	$	[***]	$	[***]

TOTAL

Total	$	[***]	$	[***]	$	[***]	$	[***]

Billing Schedule: Invoices will be sent by NOBLE to CERES for actual expenses from the previous period on the 15th of the first month of each calendar quarter, not to exceed the amounts specified above.

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission

IN WITNESS THEREOF this SCHEDULE has been executed on the date hereinbefore entered.

CERES, INC.

	/s/ Richard Flavell	May 19th 2006
By:	Richard Flavell, CBE, FRS	Date
Chief Scientific Officer

	/s/ Richard Hamilton	May 19, 2006
By:	Richard Hamilton	Date
President and Chief Executive Officer

THE SAMUEL ROBERTS NOBLE FOUNDATION, INC.

	/s/ Michael Cawley	19 May 2006
By:	Michael A. Cawley	Date
President

CERES-NOBLE - Schedule 2 - Attachment A - RESEARCH AND DEVELOPMENT PLAN

							Ceres FTE sum		[***]	[***]	[***]	[***]	[***]
							CNF FTE Sum		[***]	[***]	[***]	[***]	[***]
							NF FTE sum		[***]	[***]	[***]	[***]	[***]
Project Planning								#	Yearly
Template		Ex Start	Ex Finish	Loc	Personnel	# people	%	Months	FTE	2006	2007	2008	2009
Objective	Develop Commercial Switchgrass Cultivars for Use in Bioenergy and Forage Cropping Systems
Product Concept
High yielding cultivars that have good seed quality and high seedling vigor are lacking currently in the commercial seed trade. New cultivars produced by this collaboration should be in good position to [***] this market.

Business Plan	To initiate project in anticipation of Ceres commercialization of new Switchgrass varieties and [***]
	Management FTE	4/1/06	12/31/09	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
		4/1/06	12/31/09	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Goal	To use population improvement procedures to develop parental [***] for new [***] cultivars
Impact	To identify and assess the best parental [***] from NF and Ceres germplasm and produce initial [***]
Action Item	Initiate and manage sources nurseries ([***])	3/15/06	9/30/06	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
		3/15/06	9/30/06	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Action Item	Select best initial [***] and remove and process [***] seed from them; perform initial phenotypic selection	9/30/06	3/1/07	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
		9/30/06	3/1/07	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Action Item	Establish and harvest trials with [***] ([***])	3/15/07	10/2/08	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
		3/15/07	10/2/08	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Action Item	Identify best performing [***] and place into [***] nursery to produce [***] seed ([***])	4/15/08	10/31/08	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
		4/15/08	10/31/08	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Deliverable	[***] parental [***] and [***] seed of new experimental [***] for use in advanced testing	10/31/08	3/14/09

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CERES-NOBLE - Schedule 2 - Attachment A - RESEARCH AND DEVELOPMENT PLAN

2006												2007												2008												2009
J	F	M	A	M	J	J	A	S	O	N	D	J	F	M	A	M	J	J	A	S	O	N	D	J	F	M	A	M	J	J	A	S	O	N	D	J	F	M	A	M	J	J	A	S	O	N	D
																								[***]

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CERES-NOBLE - Schedule 2 - Attachment A - RESEARCH AND DEVELOPMENT PLAN

Project Planning								#	Yearly
Template		Ex Start	Ex Finish	Loc	Personnel	# people	%	Months	FTE	2006	2007	2008	2009
Goal	To develop high yielding, [***]
Impact	Identify parental [***] for use in [***] based production system to produce [***]
Action Item	Initiate and manage sources nurseries (Summer, [***])	3/15/06	9/30/06	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
		3/15/06	9/30/06	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Action Item	Produce [***] among selected [***] (in greenhouse; limited capacity)	10/1/06	3/1/07	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
		10/1/06	3/1/07	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Action Item	Establish and harvest trials with [***] ([***])	3/15/07	10/31/08	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
		3/15/07	10/31/08	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Action Item	Identify best parental [***] based on [***] performance and [***] ability (based on biomass production).	10/31/08	3/14/09	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
		10/31/08	3/14/09	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Deliverable	[***] parental [***] for use in producing [***] and estimates of their [***] abilities	10/31/08	3/14/09
Goal	To develop [***] system to [***]
Impact	Establish an tissue culture system to produce [***]
Action Item	Evaluate for tissue culture [***] ability [***] identified as parents for [***]	10/31/06	10/31/08	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
		10/31/06	10/31/08	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Action Item	Establish and maintain small [***] seed increase based on best [***] (establish nursery as proof-of-concept with [***] capacity)	4/30/08	10/31/08	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
		4/30/08	10/31/08	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Action Item	Evaluate seed production	4/12/07	11/2/08	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
		4/12/07	11/2/08	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Deliverable	[***] parental [***] for use in producing [***] and establishment of a seed increase plan based on tissue culture	11/1/08	3/14/09
									[***]	[***]	[***]	[***]	[***]

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CERES-NOBLE - Schedule 2 - Attachment A - RESEARCH AND DEVELOPMENT PLAN
[***]

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Attachment B
PERFORMANCE EVALUATION PLAN
All of the following will apply unless otherwise decided by the MANAGEMENT COMMITTEE.
•	The Performance Trial is a multi-location trial coordinated by the parties jointly or by Ceres.
•	Goal: to determine the biomass yield of [***] experimental varieties compared to the standard checks ‘NF/GA993’, [***], [***], and [***] (or other check varieties to be agreed) at multiple locations throughout the southern USA and the Southern great plains region (or other locations to be agreed).
•	Prior to changing check variety NF/GA993 the MANAGEMENT COMMITTEE will agree on the relative performance of the new standard check varieties to NF/GA993.
•	The trial will be carried out over a three (3) year period.
•	Individual locations or entries may be dropped during the evaluation period if such locations have been severely damaged due to environmental conditions as agreed by the MANAGEMENT COMMITTEE.
•	No fewer than [***] representative locations shall be selected.
•	Ceres or the parties shall be responsible for contracting with each site pursuant to the terms and obligations of this Agreement.

•	At each location, multiple entries will be planted as [***] plots. Plot size is [***] X [***] with [***] (randomized complete block design).

•	The core entries that will be evaluated at all test locations are NF/GA993, [***] (commercially available), [***] (commercially available) and [***] (commercially available), and [***].

•	In addition to the baseline evaluations reference above the MANAGEMENT COMMITTEE may elect to include other entries in the Performance Trial for competitive or other purposes. Planting of other entries may be at any or all locations depending on availability of sees, or other factors.
•	A seeding rate of [***] per acre pure live seed (PLS) or another planting rate or rates to be agreed.
•	Below is the NOBLE protocol, developed internally, that will apply to all test locations for the establishment and management of these trials.
1.	[***] as soon as possible (April).
2.	Roller pack after [***].
3.	Wait for rain or irrigate to germinate annual weeds (4-5 weeks).
4.	After weeds, seed switchgrass [***] at [***] of [***].
5.	Roller pack again if planter does not have heavy press wheels.
6.	Immediately after planting, spray glyphosate within three (3) days to kill existing weeds.
7.	Take notes on seedling emergence (e.g., each week score plots from 1 to 5 with 1=no emergence and 5=excellent emergence). Promptly send such raw data available to NOBLE for statistical analysis.

CERES-NOBLE Schedule 2

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8.	After the majority of the switchgrass plots reaches [***], then spray [***] for broadleaf weed control and [***] Atrazine for PRE weed control, do not apply crop oil with Atrazine.
9.	Fertilize with [***] lbs N per acre as complete fertilizer (P and K amounts applied to soil test).
10.	After switchgrass plants show good [***], apply [***] as needed.
11.	Harvest (dry matter yield) in first year during September — October period. Promptly send such raw data available to NOBLE for statistical analysis.
12.	In the two subsequent years (2007 and 2008), the plan will be the same from #8 onward with the following exceptions: mow off plants in April and then apply [***] for broadleaf weed control and [***] Atrazine; apply [***] lbs of N fertilizer per acre (April); harvest again in September-October period.
•	Statistical analysis:
1.	A statistical analysis of the biomass results will be carried out using standard statistical analysis of variance procedures.
2.	If the yield of [***] is not significantly different at the [***] from NF/GA993 and the MANAGEMENT COMMITTEE elects to commercialize [***] the royalty rate will be the same as for NF/GA993.
3.	If the yield of [***] is significantly higher at the [***] than the yield of NF/GA993 the percentage increase of [***] over NF/GA993 will be calculated and the royalty rate will be determined using the formula in EXHIBIT C, ROYALTY RATE.
Examples:
1.	The average biomass yield of NF/GA993 in the Performance Trial is [***] tons per acre. [***] yields [***] tons per acre. The increase is statistically significant at the [***]. The percentage increase in [***]%.
2.	The average biomass yield of NF/GA993 in the Performance Trial is [***] tons per acre. [***] yields [***] tons per acre. The increase is not statistically significant at the [***]. The percentage increase in [***]%.
3.	The average biomass yield of NF/GA993 in the Performance Trial is [***] tons per acre. [***] yields [***] tons per acre. The increase is statistically significant at the [***]. The percentage increase in [***]%.
4.	NF/GA993 has been replaced with a new standard check variety. The MANAGEMENT COMMITTEE has agreed the new standard check variety has a yield [***]% higher than NF/GA993. In this Performance Trial the new standard check variety has an actual yield of [***] tons per acre. [***] has a yield of [***] tons per acre. The increase is statistically significant at the [***]. The percentage increase is [***]%.

	Biomass	% increase
Calculated NF/GA993 yield	[***]

Observed new check yield	[***]	[***]%

Observed [***] yield	[***]	[***]%

CERES-NOBLE Schedule 2

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5.	NF/GA993 has been replaced with a new standard check variety. The MANAGEMENT COMMITTEE has agreed the new standard check variety has a yield [***]% higher than NF/GA993. In this Performance Trial the new standard check variety has an actual yield of [***] tons per acre. [***] has a yield of [***] tons per acre. The increase is statistically significant at the [***]. The percentage increase is [***]%.

	Biomass	% increase
Calculated NF/GA993 yield	[***]

Observed new check yield	[***]	[***]%

Observed [***]yield	[***]	[***]%
•	Reporting:
1.	Reports and data will be generated for review by the MANAGEMENT COMMITTEE:
•	Annual reports summarizing the results of the Performance Trial
•	Raw data generated during the performance of the trial annually
•	On a quarterly basis the MANAGEMENT COMMITTEE will be updated on the status of the trial.
•	Samples of breeders seed will be provided to Ceres after the first year of the trial.
COSTS AND EXPENSES
To be determined

CERES-NOBLE Schedule 2

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission

Quarterly Report Format
Prepared by
Date

Confidential Schedule # and name

1

Concept and Goals
•	Concept
•	Goals

Confidential Schedule # and name

2

FTEs and Budget Projected vs. Actual
•	People and activities
Dollars
FTEs

Confidential Schedule # and name

3

Action Items and Deliverables for the Period

	Expected	Actual
Action Item or Deliverable	Finish	Finish

Confidential Schedule # and name

4

Key Milestones or Deliverables for the Period
•	Progress on Key Milestones and Deliverables

•	Are we on, ahead or behind schedule

Confidential Schedule # and name

5

Technical Highlights
•	1 or 2 slides covering technical highlights

Confidential Schedule # and name

6

Results
•	Several slides summarizing results (if applicable)

Confidential Schedule # and name

7

Key Milestones and Deliverables Next 4 Quarters
•	Quarter 1

•	Quarter 2

•	Quarter 3

•	Quarter 4

Confidential Schedule # and name

8

Research Plan
•	Goal
—	Impact

—	Tasks

—	Milestones

—	Deliverables
•	Duplicate this slide as needed to cover each goal for the next period

Confidential Schedule # and name

9

Timeline Summary
•	Assumptions and risk factors

•	Use additional slide if necessary

•	Use red if behind schedule until completed or otherwise resolved

•	Should be indicated in red as soon as the delay is identified

•	See issue resolution if behind schedule

Confidential Schedule # and name

10

IP
•	Filings during the period
•	Applications in progress

Confidential Schedule # and name

11

SOPs
•	List SOPS for all Key processes

Confidential Schedule # and name

12

Issue Resolution and Decision Making Slides
These can be used to address new issues or
implement corrective action or assist in decision
making such as variety release, etc.

Confidential Schedule # and name

13

Issue Resolution and Decision Making
•	Issue (e.g. milestone 3 behind schedule)

Actual

•	What is happening
Expected

•	What should be happening

Confidential Schedule # and name

14

Issue Resolution and Decision Making
•	Issue (e.g. milestone 3 behind schedule)

•	Possible alternative slide to address new issues

Needs
Wants

Confidential Schedule # and name

15

Decision
•	Summary of decision to be made

Confidential Schedule # and name

16

Options
•	Summary of options

Confidential Schedule # and name

17

Recommendations
•	What do we need to do to get back on track or address new issue

Confidential Schedule # and name

18

Resources Required

Confidential Schedule # and name

19

Plan and Schedule

Action Items	Who	When

Confidential Schedule # and name

20

May 4, 2009
Via Electronic Mail
Cory Christenson, Ph.D.
Ceres, Inc.
1535 Rancho Conejo Blvd.
Thousand Oaks, California 91320

RE:	Developing Switchgrass Cultivars for Use in Bioenergy and Forage
Crop (Schedule 2) and Genomic Technologies to Enhance
Switchgrass Breeding (Schedule 3) to the Ceres-Noble Master Research
Agreement (the “Agreement”)
Dear Cory:
     Per our collective discussions, Ceres and Noble hereby agree to extend the terms of Schedules 2 and 3 of the Agreement. Upon execution of this letter agreement, Schedules 2 and 3 shall each have a termination date of November 15, 2009, or any earlier date which may be mutually agreed upon by the Parties in writing. All other terms of the schedules, including respective project objectives, will remain unchanged and binding. This is a no-cost extension.
     This amendment of Schedules 2 and 3 shall be deemed retroactive to May 1, 2009, and no lapse of either schedule is intended by the parties.
     This amendment is consistent with the requirements of Paragraph 16.1 of the Agreement.
     Please acknowledge Ceres’ acceptance of this extension of Schedules 2 and 3 through the signature of an authorized representative of Ceres and returning a copy of the signed document to my attention by mail, email or by facsimile.
     If you have any questions, please contact me. Thank you for your assistance in this matter.
Sincerely,
/s/ Steven Rhines
Steven P. Rhines
Vice President, General Counsel
     Acknowledged and agreed:

/s/ Anna Rath

Name: Anna Rath	Date: 5/12/09
Title: Vice President of Commercial Development
The Samuel Roberts Noble Foundation, Inc.
2510 Sam Noble Parkway • Ardmore, Oklahoma 73401
www.noble.org • 580.223.5810

Pages where confidential treatment has been requested are stamped ‘Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,’ and the confidential section has been marked as follows: [***].
SCHEDULE 3
THIS SCHEDULE is made this 19th day of May, 2006;

BETWEEN	CERES, INC., a Delaware corporation, having its principal place of business at 1535 Rancho Conejo Blvd., Thousand Oaks, CA 91320 (“CERES”) and

THE SAMUEL ROBERTS NOBLE FOUNDATION INCORPORATED, an Oklahoma non-profit corporation, having its principal place of business at 2510 Sam Noble Parkway, Ardmore, Oklahoma 73401 (“NOBLE”);
WHEREAS, CERES and NOBLE have entered into a Master Research Agreement (“MRA”), dated 19 May 2006, which allows for the undertaking of RESEARCH PROJECTS pursuant to SCHEDULES, these terms being defined in the MRA; and
THEREFORE, the parties have agreed to undertake the following RESEARCH PROJECT as defined herein on the following terms and conditions:
GENERAL
A.	Unless otherwise specified herein, the terms of the MRA shall apply to this SCHEDULE.

B.	In the event of any difference between the terms of this SCHEDULE and the MRA, then the terms of this SCHEDULE shall prevail.
RESEARCH PROJECT TITLE: Genomic Technologies to Enhance Switchgrass Breeding
1.	BACKGROUND:
Switchgrass (Panicum virgatum L.) is a perennial grass with a high potential for biomass production with estimated ethanol yields between [***] and [***] ha-1. It is a heteromorphic cross-pollinated species with a high degree of self-incompatibility. Switchgrass has not received much attention in genetic research, despite its agricultural, bioenergetic, and environmental attributes. Development and application of molecular tools will help to improve yields, facilitate conversion of biomass into biofuel, enable synthesis of valuable co-products or alter feedstock quality. Besides, analysis of [***] and associated [***] will facilitate [***] approaches to efficiently exploit beneficial gene [***] in breeding programs.

Molecular [***] are powerful tools for genetic mapping, [***], population structure and genetic diversity studies. [***] have become the [***] class of choice because they are mostly co-dominant, abundant in genomes, highly reproducible, and some have high rates of transferability across species (Thiel et al. 2003; Saha et al. 2004). Regular use of molecular [***] for breeding and other applied research in a plant species depends on development of a large number of [***] for the species of interest. A very limited number of molecular [***] is currently available for switchgrass.

In addition to the 11,990 switchgrass EST sequences reported by Tobias et al. (2005), to date, Ceres has completed over [***] sequences. In total Ceres will sequence [***]. [***] from selected clusters will be further sequenced and [***] that are particularly important will be fully sequenced.

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Ceres will develop a [***] using public and proprietary sequences from switchgrass, maize, wheat, rice, barley and other grasses. [***] developed will include [***].
Consensus sequences of [***] were derived from an assembly of [***] wheat, rice, maize, sorghum, and barley genes (Yu et al, 2004). A set of [***] developed from these sequences was found highly transferable across grass species. These have a high potential for [***]. We will seek to identify additional highly conserved [***] sequences. In total we plan to develop [***] for several [***] genes that are involved in [***], [***], N and [***] and utilization, [***], [***], and other important traits. A Candidate gene-based map will facilitate the study of close association between genes and [***] controlling traits of interest.

Genetic linkage maps denote the linear order of [***] on a particular chromosome. [***] based genetic linkage maps have been developed for most of the agriculturally important crops. These maps are exploited to identify, tag and locate genes and [***] for important traits to facilitate the breeding process. In spite of its tremendous importance as an alternative fuel, no genetic linkage map has been developed for switchgrass to date.

Because of self incompatibility, polyploidy, heterozygosity and heterogeneity, [***] will be important for determining the genetic behavior of switchgrass genes and chromosomes. In addition, the [***] will be used to evaluate the genetic diversity of switchgrass and aid in the identification of [***].

In addition to proprietary [***] mapping populations the publicly available UGA mapping population will be used to create a framework map using public [***].
2.	PROPOSAL OBJECTIVES:
2.1	To generate a comprehensive molecular [***] system for switchgrass.

2.2	To conduct genetic diversity analysis and select [***].

2.3	To construct genetic linkage maps with high [***].

2.4	To conduct [***] with other important [***] species.

2.5	To tag important traits and [***].

2.6	Identify molecular [***] closely associated with different traits.
3.	WORK TO BE UNDERTAKEN:

See RESEARCH AND DEVELOPMENT PLAN (Attachment A to this SCHEDULE).
4.	DETAILED WORKPLAN:

The RESEARCH AND DEVELOPMENT PLAN (Attachment A to this SCHEDULE) contains:
•	Research and evaluation activities to be performed by each party in detail, including locations for such activities

•	Timelines of such activities

•	Goals, expected results and deliverables

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•	Milestones and go/no-go decision points, if applicable

•	FTEs
5.	LOCATION OF WORK:

NOBLE Work:

All NOBLE laboratory and greenhouse facilities and properties at its Ardmore location are available for this project.

CERES Work:

Thousand Oaks, CA.
6.	PHD LEVEL SCIENTIFIC STAFF:
Dr. Malay Saha (NOBLE)

Dr. Joe Bouton (NOBLE)

Post Doc TBD (CNF, wherein “CNF” indicates a CERES-funded, NOBLE employee)

Dr. Peter Mascia (CERES)

Dr. Steve Thomas (CERES)

Dr. Richard Flavell (CERES)
7.	MAJOR CONSUMABLES/LIVESTOCK TO BE PURCHASED:
None.
8.	REPORTS:
All reports shall be delivered to the MANAGEMENT COMMITTEE on or before the required delivery dates for the same.

NOBLE will deliver at each quarterly MANAGEMENT COMMITTEE meeting (or annual meeting, as the case may be):
•	Annual Report (compilation of slide presentations and quarterly minutes) (annual meeting).

•	Quarterly status update and FTE breakout based on attached planning document.

•	Actual spending relative to budget.

•	INTELLECTUAL PROPERTY generated during the period.

•	Copies of slide presentations summarizing research progress (template attached as Attachment B to this SCHEDULE).

•	Information on the phenotype of parental lines and each line involved in mapping and [***] populations. Phenotype information to be collected including:
-	Pest problems

-	General plant appearance (e.g., tall or short, spreading or upright, etc.)

-	Data related to the target traits

-	[***]

-	[***] and [***]

-	Seed yield

-	Emergence and seedling [***]

-	Biomass dry matter yield (if specified in plan), including components of yield such as [***] and [***]

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Additional information, if not specifically included in the delivered information (above), shall be delivered (or later provided, wherein the delivering party shall indicate the delivery method and time) as supporting information at the related quarterly meeting, if available:

NOBLE will deliver:
•	Copies of field or greenhouse books and records

•	Copies of raw field trial data

•	Raw [***] and plant data

•	[***], dry tissue, [***] from mapping populations

•	[***], dry tissue, [***] from [***] populations
CERES will deliver:
•	[***] related sequence information

•	[***] information
9.	COMMENCEMENT/TERMINATION:

Commencement: 19 May 2006

Termination: 30 April 2009
10.	REPORT PREPARATION:

Dr Malay Saha (Noble)

Dr Peter Mascia (Ceres)

11.	REPORT DATES:

Annual report: Due at annual meeting in March.

Quarterly reports and information: Due at quarterly meetings of the MANAGEMENT COMMITTEE per the MRA (e.g., March, June, September, December).
12.	ASSETS:

Not applicable.

13.	INSURANCE:

Not applicable.

14.	CONTRIBUTION TO JOINT INTELLECTUAL PROPERTY:

Controlled by MRA.

15.	SPECIAL CONDITIONS:

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Not applicable.

16.	INTELLECTUAL PROPERTY RIGHTS:
16.1	NOBLE Background Intellectual Property:
•	mapping populations (parents and approximately [***])

16.2	CERES Background Intellectual Property:

•	Sequences from switchgrass and other species

•	Gene trait association information

•	Patent applications covering any of the foregoing
17.	SUBCONTRACTORS AND LOCATIONS:

Not applicable.

18.	PROVISIONS FOR EARLY TERMINATION:

This SCHEDULE does not terminate automatically upon termination of the MRA.

This SCHEDULE shall expire pursuant to the terms set forth in this SCHEDULE, unless extended by the mutual agreement of the parties, or unless sooner terminated in accordance with the following provisions of this Paragraph:
     (a) mutual, written agreement of the parties;
     (b) failure of one party to satisfy its material obligations under this Agreement, and such party subsequently fails to cure such failure(s) within (i) thirty (30) days for failures to remit payment for amounts due under this Agreement and (ii) ninety (90) days for all other obligations in each case after receipt of written notice from the non-breaching party specifying such failure(s);
     (c) one (1) year’s written notice of termination by either CERES or NOBLE to the other party in case either the terminating party or the other party ceases substantially all activities in the COLLABORATION CROPS;
     (d) NOBLE will have the right to terminate this Agreement unilaterally with thirty (30) days’ written notice to CERES, (i) if CERES seeks protection under any bankruptcy, insolvency, receivership, trust, deed, creditors arrangement or comparable proceeding or if any such proceeding is instituted against CERES (and not dismissed within one hundred twenty (120) days); (ii) in case of dissolution or winding up of CERES (excluding any situation where all or substantially all of CERES’ assets, stock or business to which this Agreement relates are acquired by a third party (whether by sale, acquisition, merger, operation of law or otherwise)); (iii) with written notice to CERES, to be given no later than March 31, 2010 if CERES has failed in a substantial manner, by

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December 31, 2009, to implement the activities set forth in EXHIBIT F, and does not remedy such failure or offer a remediation plan which is reasonably acceptable to NOBLE within ninety (90) days after receipt of a written notice from NOBLE specifying such failure; or (iv) with one hundred twenty (120) days’ written notice to CERES, if the institutional mission, purpose or structure of NOBLE would change substantially and adversely affect NOBLE’S ability to satisfy its obligations hereunder; or
     (e) CERES will have the right to terminate this Agreement unilaterally: (i) with thirty (30) days’ written notice to NOBLE if Dr. Joe Bouton ceases to be associated with NOBLE and the research activities associated with this SCHEDULE, and NOBLE has not replaced him within one hundred twenty (120) days by a person reasonably acceptable to CERES; (ii) with ninety (90) days’ written notice to NOBLE, if the institutional mission, purpose or structure of NOBLE would change substantially; or (iii) with one (1) years’ written notice to NOBLE, if CERES has compelling business reasons to cease the collaboration.
19.	USE AND COMMERCIALIZATION RIGHTS:

Controlled by MRA.

20.	CONFIDENTIALITY/PUBLICATION:

Controlled by MRA.

21.	FUNDING APPROVED:
Projected Budget (per year from CERES):

			Year 2		Year 3
	Year 1		Salaries		Salaries
	Salaries		incl.		incl.
Personnel	incl. fringe		fringe		fringe		Subtotals
Postdoctoral + Fringe Benefits	$	[***]	$	[***]	$	[***]	$	[***]
Travel	$	[***]	$	[***]	$	[***]	$	[***]
Supplies	$	[***]	$	[***]	$	[***]	$	[***]

Total Direct Costs	$	[***]	$	[***]	$	[***]	$	[***]

Indirect ( 50% of Direct)	$	[***]	$	[***]	$	[***]	$	[***]

TOTAL
Total	$	[***]	$	[***]	$	[***]	$	[***]
Billing Schedule: Invoices will be sent by NOBLE to CERES for actual expenses from the previous period on the 15th of the first month of each calendar quarter, not to exceed the amounts specified above.

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IN WITNESS THEREOF this SCHEDULE has been executed on the date hereinbefore entered.
CERES, INC.

/s/ Richard Flavell By: Richard Flavell, CBE, FRS	May 19th 2006 Date
Chief Scientific Officer

/s/ Richard Hamilton By: Richard Hamilton	May 19, 2006 Date
President and Chief Executive Officer

THE SAMUEL ROBERTS NOBLE FOUNDATION, INC.

/s/ Michael A. Cawley By: Michael A. Cawley	19 MAY 2006 Date
President

CERES-NOBLE Schedule 3	Page 7 of 7

CERES-NOBLE Schedule 3 — Attachment A — RESEARCH AND DEVELOPMENT PLAN

Ceres FTE sum	[***]	[***]	[***]	[***]	[***]
CNF FTE Sum	[***]	[***]	[***]	[***]	[***]
NF FTE sum	[***]	[***]	[***]	[***]	[***]

Project
Planning		Expected	Expected			#	%	#	Yearly
Template		Start	Finish	Location	Personnel	People	Effort	Months	FTE	2006	2007	2008	2009

Objective
Discover the nature and locations of [***] in selected switchgrass genes, develop the means of [***] the [***] efficiently and thereby increase the efficiency of a breeding program for improvements in yield and [***]
		10/15/05	10/15/07
Product Concept	Identification of switchgrass [***] and breeding [***] for use in development of enhanced switchgrass
Business Plan	Initiate project in anticipation of collaboration
	Management FTE	4/1/06	12/31/09	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
		4/1/06	12/31/09	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Goal 1	Develop switchgrass [***] using [***] of tissues and conditions
Impact	Development of switchgrass [***] with a large representation of [***]
Action Item	Isolate tissue for [***] from tissues of [***]	8/15/05	6/1/06	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Action Item	[***], [***] prep, [***] plating and management	9/1/05	7/1/06	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Deliverable	Initial switchgrass [***] available for sequencing		12/1/05
Deliverable	Switchgrass [***] construction complete (all [***] including [***])		7/1/06

Goal 2	Phase 1 [***] Sequencing to identify novel and [***] switchgrass [***]
Impact	Identification representation and isolation of [***] in [***]
Action Item	Picking of switchgrass [***]	11/1/05	12/1/06	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Action Item	Sequencing of [***] to [***]	11/1/05	7/1/07	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Action Item	BLAST and clustering of switchgrass [***]	12/1/05	8/1/07	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Deliverable	[***] reads analyzed		8/10/07

Goal 3	Phase 2 Sequencing of [***] switchgrass [***]
Impact	Confirmation of [***] identified and additional [***] read for determination of [***] quality and novelty
Action Item	Rearray of [***] phase 2 [***]	2/14/06	11/1/06	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Action Item	Phase 2 Sequencing of [***]	2/21/06	12/20/06	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Action Item	Assembly and clustering of [***]	6/1/06	1/20/07	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Deliverable	[***] phase 2 reads analyzed		2/14/07	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

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CERES-NOBLE — Schedule 3 — Attachment A — RESEARCH AND DEVELOPMENT PLAN

2006												2007												2008												2009
J	F	M	A	M	J	J	A	S	O	N	D	J	F	M	A	M	J	J	A	S	O	N	D	J	F	M	A	M	J	J	A	S	O	N	D	J	F	M	A	M	J	J	A	S	O	N	D

[***]

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CERES-NOBLE Schedule 3 — Attachment A — RESEARCH AND DEVELOPMENT PLAN

Project
Planning		Expected	Expected			#	%	#	Yearly
Template		Start	Finish	Location	Personnel	People	Effort	Months	FTE	2006	2007	2008	2009

Goal 4	Generate [***] and compare to other [***]
Impact	Identification of [***] in selected genes		4/1/06	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Action Item	Rearray of [***] selected switchgrass [***] (possibly include selection list here)	7/1/06	7/14/06	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Action Item	[***] determination and [***] for [***] sequencing	7/1/06	8/1/06	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Action Item	Genomic [***] isolation from multiple ([***]) populations isolates (Discussion about what [***] to be done)	5/1/06	8/1/06	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Action Item	[***] from [***] and sequencing of positive [***]	8/1/06	12/1/06	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Action Item	Evaluation of [***] sequence and identification of [***]	9/1/06	12/10/06	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Deliverable	[***] for [***] high priority switchgrass genes identified		12/20/06

Goal 5	Develop [***] assays
Impact	Low cost [***] system for routine [***] work
Action Item	consider relevant options for low cost [***] system and make decision	1/1/06	6/1/06	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Action Item	develop [***] assays	6/1/06	3/31/07	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Action Item	implement [***] system	9/1/06	5/31/07	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Deliverable	[***] assays		6/30/07

Goal 6	Develop switchgrass map
Impact	Having a proprietary high [***] map will allow rapid breeding progress
Action Item	Identify parents, develop a useful mapping population of at least [***] progeny	1/1/07	3/31/07	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
		1/1/07	3/31/07	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Action Item	Screening of parents and a [***] of mapping population with developed [***]	4/1/07	5/31/07	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
				[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Action Item		4/1/07	12/31/09	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
				[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Action Item	Isolate [***] from each [***] that will be used in the mapping program	5/1/07	5/31/07	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
				[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Action Item	[***] mapping population with selected [***], resolve conflicts, store data	5/1/07	9/30/07	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
				[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Action Item	Make map	8/1/07	9/30/07	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
				[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Deliverable	High density, unambiguous [***] map with [***] to [***]

Goal 7	[***] identification
Impact	trait/[***] associations will be used to accelerate breeding for the selected traits, identify [***] associated with traits
Action Item	select populations with relevant phenotypic and [***]. These may incluse those used to develop the map and others being used in the breeding program.	6/1/07	7/31/07	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Action Item	Develop sufficient [***] material to run [***] trials on the relevant traits.	7/1/07	9/1/07	[***] [***]	[***] [***]	[***] [***]	[***] [***]	[***] [***]	[***] [***]	[***] [***]	[***] [***]	[***] [***]	[***] [***]
		7/1/07	9/1/07	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Action Item	Set up [***] trials	10/1/07	11/30/07	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
		10/1/07	11/30/07	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Action Item	evaluate [***] in greenhouse and field trials	10/1/07	10/31/08	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
		10/1/07	10/31/08	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

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CERES-NOBLE — Schedule 3 — Attachment A — RESEARCH AND DEVELOPMENT PLAN
[***]

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CERES-NOBLE Schedule 3 — Attachment A — RESEARCH AND DEVELOPMENT PLAN

Project
Planning		Expected	Expected			#	%	#	Yearly
Template		Start	Finish	Location	Personnel	People	Effort	Months	FTE	2006	2007	2008	2009

Action Item	determine linkage between traits and [***]	7/1/07	12/31/08	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
		7/1/07	12/31/08	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Deliverable	Association of [***] with traits of interest

Goal 8	Genetic diversity analysis
Impact	Understanding of the relationships among [***] and [***] of switchgrass will allow better selection of parents for breeding [***] and developing [***]
Action Item	Search literature and database, find switchgrass [***], develop [***] and [***]	6/1/06	7/31/06	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
		6/1/06	7/31/06	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Action Item	obtain [***] and [***] collection. Collect new appropriate [***] as needed	6/1/06	7/31/06	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
				[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Action Item	run [***] panel against each isolate	8/1/06	10/31/06	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
				[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Action Item	cluster analysis and development of [***]	11/1/06	12/31/06	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
		11/1/06	12/31/06	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Deliverable	Detailed [***] of switchgrass [***]

Goal 9	Evaluate up to [***] in [***]
Impact	Identify [***] traits as well as identify [***] function of [***]
Action Item	Rearray up to [***]	6/1/06	10/1/06	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Action Item	[***] up to [***] from switchgrass and other species into [***] using [***]	7/1/06	4/1/07	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Action Item	Generate [***] for up to [***]	7/1/06	4/1/07	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Action Item	Sequence verification of up to [***] in [***]	7/1/06	4/1/07	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Action Item	Transformation of up to [***] into [***]	7/1/06	4/1/07	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Action Item	Transform selected number of [***] into rice and switchgrass	7/1/06	4/1/07	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Action Item	Planting, maintenance and seed collection of [***]	8/1/06	5/1/07	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Action Item	Phenotyping and screening of plant [***]	1/1/07	6/1/07	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Deliverable	[***] screened [***] containing [***]

Goal 10	Switchgrass microarrays
Impact	Identify [***] and the relationship of results achieved in [***], maize and rice to switchgrass to accelerate breeding and [***] enhancement
Action Item	Design arrays	7/1/06	10/1/06	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Action Item	Design [***] experiments	9/1/06	6/1/07	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Action Item	Evaluate [***] results	11/1/06	9/1/07	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Action Item	Ongoing [***] experiments and analysis	6/1/07	12/31/08	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Action Item	Computational analysis of [***] and developmental [***]	6/1/06	12/31/08	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Deliverable	Detailed transcript analysis under multiple conditions linked to results from other species allowing discovery of novel developmental and [***]

Ceres, Inc. Confidential	5/18/2006	Page 5
Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission

CERES-NOBLE — Schedule 3 — Attachment A — RESEARCH AND DEVELOPMENT PLAN
[***]

Ceres, Inc. Confidential	5/18/2006	Page 6

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Quarterly Report Format
Prepared by
Date

Confidential Schedule # and name

1

Concept and Goals
•	Concept
•	Goals

Confidential Schedule # and name

2

FTEs and Budget Projected vs. Actual
•	People and activities
Dollars
FTEs

Confidential Schedule # and name

3

Action Items and Deliverables for the Period

	Expected	Actual
Action Item or Deliverable	Finish	Finish

Confidential Schedule # and name

4

Key Milestones or Deliverables for the Period
•	Progress on Key Milestones and Deliverables

•	Are we on, ahead or behind schedule

Confidential Schedule # and name

5

Technical Highlights
•	1 or 2 slides covering technical highlights

Confidential Schedule # and name

6

Results
•	Several slides summarizing results (if applicable)

Confidential Schedule # and name

7

Key Milestones and Deliverables Next 4 Quarters
•	Quarter 1

•	Quarter 2

•	Quarter 3

•	Quarter 4

Confidential Schedule # and name

8

Research Plan
•	Goal
—	Impact

—	Tasks

—	Milestones

—	Deliverables
•	Duplicate this slide as needed to cover each goal for the next period

Confidential Schedule # and name

9

Timeline Summary
•	Assumptions and risk factors

•	Use additional slide if necessary

•	Use red if behind schedule until completed or otherwise resolved

•	Should be indicated in red as soon as the delay is identified

•	See issue resolution if behind schedule

Confidential Schedule # and name

10

IP
•	Filings during the period
•	Applications in progress

Confidential Schedule # and name

11

SOPs
•	List SOPS for all Key processes

Confidential Schedule # and name

12

Issue Resolution and Decision Making Slides
These can be used to address new issues or
implement corrective action or assist in decision
making such as variety release, etc.

Confidential Schedule # and name

13

Issue Resolution and Decision Making
•	Issue (e.g. milestone 3 behind schedule)

Actual

•	What is happening
Expected

•	What should be happening

Confidential Schedule # and name

14

Issue Resolution and Decision Making
•	Issue (e.g. milestone 3 behind schedule)

•	Possible alternative slide to address new issues

Needs
Wants

Confidential Schedule # and name

15

Decision
•	Summary of decision to be made

Confidential Schedule # and name

16

Options
•	Summary of options

Confidential Schedule # and name

17

Recommendations
•	What do we need to do to get back on track or address new issue

Confidential Schedule # and name

18

Resources Required

Confidential Schedule # and name

19

Plan and Schedule

Action Items	Who	When

Confidential Schedule # and name

20

May 11, 2009
Via Electronic Mail
Cory Christenson, Ph.D.
Ceres, Inc.
1535 Rancho Conejo Blvd.
Thousand Oaks, California 91320

RE:	Developing Switchgrass Cultivars for Use in Bioenergy and Forage
Crop (Schedule 2) and Genomic Technologies to Enhance
Switchgrass Breeding (Schedule 3) to the Ceres-Noble Master Research
Agreement (the “Agreement”)
Dear Cory:
     Per our collective discussions, Ceres and Noble hereby agree to extend the terms of Schedules 2 and 3 of the Agreement. Upon execution of this letter agreement, Schedules 2 and 3 shall each have a termination date of November 15, 2009, or any earlier date which may be mutually agreed upon by the Parties in writing. All other terms of the schedules, including respective project objectives, will remain unchanged and binding. This is a no-cost extension.
     This amendment of Schedules 2 and 3 shall be deemed retroactive to May 1, 2009, and no lapse of either schedule is intended by the parties.
     This amendment is consistent with the requirements of Paragraph 16.1 of the Agreement.
     Please acknowledge Ceres’ acceptance of this extension of Schedules 2 and 3 through the signature of an authorized representative of Ceres and returning a copy of the signed document to my attention by mail, email or by facsimile.
     If you have any questions, please contact me. Thank you for your assistance in this matter.
Sincerely,
/s/ Steven Rhines
Steven P. Rhines
Vice President, General Counsel
     Acknowledged and agreed:

/s/ Anna Rath

Name: Anna Rath	Date: 5/12/09
Title: Vice President of Commercial Development
The Samuel Roberts Noble Foundation, Inc.
2510 Sam Noble Parkway • Ardmore, Oklahoma 73401
www.noble.org • 580.223.5810

Pages where confidential treatment has been requested are stamped ‘Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,’ and the confidential section has been marked as follows: [***].
SCHEDULE 4
THIS REVISED SCHEDULE is made this 10th day of March, 2007.

BETWEEN	CERES, INC., a Delaware corporation, having its principal place of business at 1535 Rancho Conejo Blvd., Thousand Oaks, CA 91320 (“CERES”) and

THE SAMUEL ROBERTS NOBLE FOUNDATION INCORPORATED, an Oklahoma non-profit corporation, having its principal place of business at 2510 Sam Noble Parkway, Ardmore, Oklahoma 73401 (“NOBLE”);
WHEREAS, CERES and NOBLE have entered into a Master Research Agreement (“MRA”), dated 19 May 2006, which allows for the undertaking of RESEARCH PROJECTS pursuant to SCHEDULES, these terms being defined in the MRA; and
WHEREAS, CERES and NOBLE entered into an original Schedule 1 to the MRA, dated 19 May 2006, and the parties hereby seek to replace the terms and conditions of such schedule, in its entirety, with this revised SCHEDULE effective as of the date shown above; and
THEREFORE, the parties have agreed to undertake the following RESEARCH PROJECT as defined herein on the following terms and conditions:
GENERAL
A.	Unless otherwise specified herein, the terms of the MRA shall apply to this SCHEDULE.

B.	In the event of any difference between the terms of this SCHEDULE and the MRA, then the terms of this SCHEDULE shall prevail.
RESEARCH PROJECT TITLE: Production-scale agronomics and economics of switchgrass for bioenergy in the southern Great Plains
1.	BACKGROUND:

Limited information is available on agronomic management and production economics of switchgrass for bioenergy purposes in the southern Great Plains. NOBLE has initiated research to improve the genetics of switchgrass to produce greater biomass yields and research to identify management practices that allow for better stand establishment. Research on nitrogen, phosphorous, and potassium fertilization rates and harvest management practices to optimum biomass yields have not been addressed. Research and demonstration projects that identify the best fertilization and harvest management practices may facilitate quicker producer adoption of switchgrass and stimulate a budding bioenergy industry. Research on switchgrass production in the southern Great Plains will also improve understanding about the westward adaptability of switchgrass, biomass yield relationships with site precipitation, and the dual purpose value of switchgrass as a forage and bioenergy crop, vital information considering that much of the agricultural sector in the southern Great Plains is tied to beef cattle production.

2.	PROPOSAL OBJECTIVES:

2.1	To determine biomass yields and production economics of switchgrass as a bioenergy crop under one and two harvest per year systems across southern Oklahoma.

2.2	To quantify effects of nitrogen fertilization rate and harvest frequency/time interactions on switchgrass biomass yields, stand persistence, and forage quality.

2.3	To determine interactions of nitrogen, phosphorous, and potassium fertilization on switchgrass biomass production, nutrient uptake, and soil nutrient removal rates.
3.	WORK TO BE UNDERTAKEN:

See RESEARCH AND DEVELOPMENT PLAN (Attachment A to this SCHEDULE).

Subject to the RESEARCH AND DEVELOPMENT PLAN, an overview of NOBLE work includes:

Objective 1. In the spring of 2007, research will be initiated on four NOBLE cooperators’ farms and one NOBLE farm to determine biomass yields and production economics of switchgrass as a bioenergy crop under one and two harvest per year systems across southern Oklahoma. The five locations will span a 15 to 50 inch rainfall gradient: 1) far-west; 2) west; 3) central (NOBLE farm); 4) east; and 5) far-east. Two harvest frequencies will be evaluated: 1) cut once at the end of the growing season for biofuel purposes; 2) cut twice — ‘boot’ stage for forage and at the end of the growing season for biofuel purposes. Contracts will be established with cooperators to allow NOBLE to establish and produce switchgrass through 2011. Plot size will be [***] acres and will be replicated [***] times per treatment for a total of [***] acres of production at each location.

In March-April 2007, soils will be tested for phosphorous, potassium, and pH and deficiencies will be corrected so as not to limit yield responses. Fields will be planted with [***] switchgrass between April and June 2007. In the 2nd and subsequent production years, N will be applied at [***] pounds/acre so as not to limit yield. If stands fail to establish in 2007 and 2008, the effected sites will be replanted in 2008 and 2009, respectively, and subsequently, the treatment applications and data collection schedule will be delayed for the appropriate period of time.

Stand establishment success will be assessed in the fall of the 1st growing season before biomass harvest. Biomass will be harvested at the same time for all treatments in the fall of 2007 and by treatment schedule from 2008-11. Subsamples of the harvested biomass will be collected for forage quality analysis from 2008-09. Stand persistence will be assessed in the spring of 2009-11 with counts of tiller densities.

The experiment will be analyzed as randomized complete block with repeated measures. Year (5), location (5), and replication ([***]) will be considered random factors and harvest frequency (2) a fixed factor.

Full Information Enterprise Budgets detailing both variable and fixed production expenses will be developed for each treatment (system) for each farm location and year. Variable expenses include all cash expenses for seed, chemicals, fertilizer, custom

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission services, hired labor, and interest on investment. Fixed expenses include depreciation, interest, taxes, and insurance on farm machinery, fences, and other capital items used in the production process. Breakeven price of harvested switchgrass will be computed to determine the price a producer would have to be paid in order to break-even. Sensitivity analysis will be conducted to determine how robust results are to changes in prices of inputs and yields.

Objective 2. In the spring of 2007, field plots of [***] switchgrass will be established on three NOBLE farm sites (highly productive, moderately productive, and lowly productive) to evaluate biomass production responses to N fertilizer rates ([***], [***], [***], [***], [***], and [***] lbs/acre) and harvest frequency/time periods (a. once — at the end of the growing season; b. twice — at ‘boot’ stage and at the end of the growing season; and c. twice — during vegetative growth and at the end of the growing season) . The field plot trials will cover ~ [***] each and will be conducted through 2011.

In March-April 2007, soils will be tested for for phosphorous, potassium, and pH and deficiencies will be corrected so as not to limit yield responses. Fields will be planted with [***] switchgrass between April and June 2007. If stands fail to establish in 2007 and 2008, the affected sites will be replanted in 2008 and 2009, respectively, and subsequently, the treatment applications and data collection schedule will be delayed for the appropriate period of time.

Stand establishment success will be assessed in the fall of the 1st growing season before biomass harvest. Biomass will be harvested at the same time for all treatments in the fall of 2007 and by treatment schedule from 2008-11. Subsamples of the harvested biomass will be collected for forage quality analysis from 2008-09. Stand persistence will be assessed in the spring of 2009-11 with counts of tiller densities.

The field plot trials will be arranged in split plots with repeated measures over years. Nitrogen rates will be whole plots and harvest frequency/time periods the subplots. Each trial will have [***] replications.

Objective 3. In the spring of 2007, field plots of [***] switchgrass will be established on three NOBLE farm sites (highly productive, moderately productive, and lowly productive) to determine if biomass production responds to N, P, and K fertilization and to quantify rates of soil nutrient removal under annual biomass harvests . Treatments will include applications of N ([***] and [***] lbs/acre), P ([***] and [***] lbs/acre) and K ([***] and [***] lbs/acre). The field plot trials will cover ~ [***] each and will be conducted through 2011.

Fields will be planted between April and June 2007. In the 2nd and subsequent production years, the N, P, and K treatments will be applied according to the treatment schedule. If stands fail to establish in 2007 and 2008, the effected sites will be replanted in 2008 and 2009, respectively, and subsequently, the treatment applications and data collection schedule will be delayed for the appropriate period of time.

Stand establishment success will be assessed in the fall of the 1st growing season before biomass harvest. Biomass will be harvested at the same time for all treatments in the fall of 2007 and by treatment schedule from 2008-11. Subsamples of the harvested biomass

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission will be collected for nutrient concentration analysis (N, P, K, Ca, and Mg) from 2008-09. Stand persistence will be assessed in the spring of 2009-11 with counts of tiller densities.

The field plot trials will be arranged in split plots with repeated measures across years. Nitrogen fertilization rate will be the whole plot treatment factor in each trial. Phosphorous and K will be subplot treatments arranged in [***] x [***] factorial manner. Each trial will have [***] replications.

4.	DETAILED WORKPLAN:

The RESEARCH AND DEVELOPMENT PLAN (Attachment A to this SCHEDULE) contains:
•	Research and evaluation activities to be performed by each party in detail, including locations for such activities

•	Timelines of such activities

•	Goals, expected results and deliverables

•	Milestones and go/no-go decision points, if applicable

•	FTEs
5.	LOCATION OF WORK:
NOBLE Work:
NOBLE properties and subcontractor locations.
CERES Work:
Thousand Oaks, CA
6.	PHD LEVEL SCIENTIFIC STAFF:
Dr. John Guretzky (NOBLE)
Dr. John Biermacher(NOBLE)
Dr. Billy Cook (NOBLE)
Post Doc TBD (CNF, wherein “CNF” indicates a CERES-funded, NOBLE employee)
Dr. Peter Mascia (CERES)
Dr. Emily Heaton (CERES)
Dr. Steve Thomas (CERES)
7.	MAJOR CONSUMABLES/LIVESTOCK TO BE PURCHASED:

None.

8.	REPORTS:

All reports shall be delivered to the MANAGEMENT COMMITTEE on or before the required delivery dates for the same.

NOBLE will deliver at each quarterly MANAGEMENT COMMITTEE meeting (or annual meeting, as the case may be):
•	Annual Report (compilation of slide presentations and quarterly minutes) (annual meeting).

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission

•	Quarterly status update and FTE breakout based on attached planning document.

•	Actual spending relative to budget.

•	INTELLECTUAL PROPERTY generated during the period.

•	Copies of slide presentations summarizing research progress (template attached as Attachment B to this SCHEDULE).

•	Content for the development of a grower’s manual, which the parties intend to be a deliverable of this SCHEDULE.
Additional information, if not specifically included in the delivered information (above), shall be delivered (or later provided, wherein the delivering party shall indicate the delivery method and time) as supporting information at the related quarterly meeting, if available:
•	Copies of raw field trial data
9.	COMMENCEMENT/TERMINATION:
Commencement: 15 Mar 2007
Termination: 31 December 2011
10.	REPORT PREPARATION:
Dr. John Guretzky (NOBLE)
Dr Peter Mascia (CERES)
11.	REPORT DATES:

Annual report: Due at annual meeting in March.

Quarterly reports and information: Due at quarterly meetings of the MANAGEMENT COMMITTEE per the MRA (e.g., March, June, September, December).

12.	ASSETS:

Not applicable

13.	INSURANCE:

Not applicable

14.	CONTRIBUTION TO JOINT INTELLECTUAL PROPERTY:

Controlled by MRA.

15.	SPECIAL CONDITIONS:

Not applicable.

16.	INTELLECTUAL PROPERTY RIGHTS:
16.1	NOBLE Background Intellectual Property:
Management practices and protocols for forage cropping systems.

16.2	CERES Background Intellectual Property:

None.
17.	SUBCONTRACTORS AND LOCATIONS:

NOBLE cooperators (growers) to be determined by the NOBLE Agricultural Division. Final NOBLE cooperators and locations will be reported to the MANAGEMENT COMMITTEE at the quarterly meetings.

18.	PROVISIONS FOR EARLY TERMINATION:

This SCHEDULE does not terminate automatically upon termination of the MRA.

This SCHEDULE shall expire pursuant to the terms set forth in this SCHEDULE, unless extended by the mutual agreement of the parties, or unless sooner terminated in accordance with the following provisions of this Paragraph:
     (a) mutual, written agreement of the parties;
     (b) failure of one party to satisfy its material obligations under this Agreement, and such party subsequently fails to cure such failure(s) within (i) thirty (30) days for failures to remit payment for amounts due under this Agreement and (ii) ninety (90) days for all other obligations in each case after receipt of written notice from the non-breaching party specifying such failure;
     (c) one (1) year’s written notice of termination by either CERES or NOBLE to the other party in case either the terminating party or the other party ceases substantially all activities in the COLLABORATION CROPS;
     (d) NOBLE will have the right to terminate this Agreement unilaterally with thirty (30) days’ written notice to CERES, (i) if CERES seeks protection under any bankruptcy, insolvency, receivership, trust, deed, creditors arrangement or comparable proceeding or if any such proceeding is instituted against CERES (and not dismissed within one hundred twenty (120) days); (ii) in case of dissolution or winding up of CERES (excluding any situation where all or substantially all of CERES’ assets, stock or business to which this Agreement relates are acquired by a third party (whether by sale, acquisition, merger, operation of law or otherwise)); (iii) with written notice to CERES, to be given no later than March 31, 2010 if Ceres has failed in a substantial manner, by December 31, 2009, to implement the activities set forth in EXHIBIT F, and does not remedy such failure or offer a remediation plan which is reasonably acceptable to NOBLE within ninety (90) days after receipt of a written notice from NOBLE specifying such failure; or (iv) with one hundred twenty (120) days’ written notice to CERES, if the institutional mission, purpose or structure of NOBLE would change substantially and adversely affect NOBLE’S ability to satisfy its obligations hereunder; or
     (e) CERES will have the right to terminate this Agreement unilaterally: (i) with thirty (30) days’ written notice to NOBLE if Dr. Joe Bouton ceases to be associated with NOBLE and the research activities associated with this

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission

SCHEDULE, and NOBLE has not replaced him within one hundred twenty (120) days by a person reasonably acceptable to CERES; (ii) with ninety (90) days’ written notice to NOBLE, if the institutional mission, purpose or structure of NOBLE would change substantially; or (iii) with one (1) years’ written notice to NOBLE, if CERES has compelling business reasons to cease the collaboration.
19.	USE AND COMMERCIALIZATION RIGHTS:

Controlled by MRA.

20.	CONFIDENTIALITY/PUBLICATION:

Controlled by MRA.

21.	Proposed FUNDING:
Projected Budget (per year from CERES):

	Year 1		Year 2		Year 3		Year 4		Year 5		5 yr total
Postdoc		[***]		[***]		[***]		[***]		[***]	$	[***]
Research assistant #1 50%		[***]		[***]		[***]		[***]		[***]	$	[***]
Research assistant #2 50%		[***]		[***]		[***]		[***]		[***]	$	[***]
Research assistant #3 25%		[***]		[***]		[***]		[***]		[***]	$	[***]
Research assistant #4 25%		[***]		[***]		[***]		[***]		[***]	$	[***]
Research assistant #5 25%		[***]		[***]		[***]		[***]		[***]	$	[***]
Research assistant #6 25%		[***]		[***]		[***]		[***]		[***]	$	[***]
Location testing (land rent)		[***]		[***]		[***]		[***]		[***]	$	[***]
Fencing		[***]		[***]		[***]		[***]		[***]	$	[***]
Travel		[***]		[***]		[***]		[***]		[***]	$	[***]
Seed		[***]		[***]		[***]		[***]		[***]	$	[***]
Herbicides and other chemicals		[***]		[***]		[***]		[***]		[***]	$	[***]
Fertilizer & lime		[***]		[***]		[***]		[***]		[***]	$	[***]
Farm operations (fuel)		[***]		[***]		[***]		[***]		[***]	$	[***]
Research supplies		[***]		[***]		[***]		[***]		[***]	$	[***]
Soil sampling		[***]		[***]		[***]		[***]		[***]	$	[***]
Forage quality analysis		[***]		[***]		[***]		[***]		[***]	$	[***]
	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Indirect Cost (of 50%):											$	[***]
Total:											$	[***]
Billing Schedule: Invoices will be sent by NOBLE to CERES for actual expenses from the previous period on the 15th of the first month of each calendar quarter, not to exceed the total amount specified above.

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission

IN WITNESS THEREOF this SCHEDULE has been executed on the date hereinbefore entered.
CERES, INC.

By:	/s/ Steven R. Thomas	Date 4/10/09
Steven Thomas
Director of BioProducts

By:	/s/ Peter Mascia	Date 4/10/07
Peter Mascia
Vice President of Product Development
THE SAMUEL ROBERTS NOBLE FOUNDATION, INC.

By:	/s/ Michael A. Cawley	Date 10 APR 07
Michael A. Cawley
President

Ceres/Noble - Schedule 4 - Attachment A - RESEARCH AND DEVELOPMENT PLAN

Ceres FTE sum	[***]	[***]	[***]	[***]	[***]	[***]
CNF FTE Sum	[***]	[***]	[***]	[***]	[***]	[***]
NF FTE sum	[***]	[***]	[***]	[***]	[***]	[***]	2007	2008	2009

Project Planning								#	Yearly
Template		Ex Start	Ex Finish	Loc		# people	%	Months	FTE	2007	2008	2009	2010	2011	J	F	M	A	M	J	J	A	S	O	N	D	J	F	M	A	M	J	J	A	S	O	N	D	J	F	M	A	M	J	J	A	S	O	N	D
Objectives	Determine agronomics and economics of switchgrass grown for bioenergy in the southern Great Plains
Product Concept	Research that demonstrates best agronomic and economic production practices may faciltitate earlier producer adoption of switchgrass and stimulate a budding bioenergy industry
Business Plan	Conduct field plot and on cooperator farm trials to determine optimal soil fertility and harvest management practices for biomass yields
Management		2/15/07	4/1/12	CERES	Director	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
		2/15/07	4/1/12	NF	Director	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission

Ceres/Noble - Schedule 4 - Attachment A - RESEARCH AND DEVELOPMENT PLAN

Project Planning							#	Yearly
Template		Ex Start	Ex Finish	Loc	# people	%	Months	FTE	2007	2008	2009	2010	2011	J	F	M	A	M	J	J	A	S	O	N	D	J	F	M	A	M	J	J	A	S	O	N	D	J	F	M	A	M	J	J	A	S	O	N	D
Goal	Assess potential on-farm biomass yields and production economics of switchgrass across southern Oklahoma
Impact	Provides expected yields under two harvest management systems and breakeven price growers need for switchgrass
Action Item	Identify and visit potential sites and establish land rental agreements with producers	1/1/07	12/31/07	CNF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	X	X	X	X	X	X	X	X	X	X	X	X
		1/1/07	12/31/07	NF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	X	X	X	X	X	X	X	X	X	X	X	X
Action Item	Build fences to control on-site activities	1/1/07	12/31/07	CNF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	X	X	X	X	X	X	X	X	X	X	X	X
		1/1/07	12/31/07	NF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	X	X	X	X	X	X	X	X	X	X	X	X
Action Item	Sample soils	1/1/07	12/31/11	CNF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
		1/1/07	12/31/11	NF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Action Item	Prepare sites for planting and establish switchgrass stands	1/1/07	12/31/07	CNF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	X	X	X	X	X	X	X	X	X	X	X	X
		1/1/07	12/31/07	NF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	X	X	X	X	X	X	X	X	X	X	X	X
Action Item	Control weeds	1/1/07	12/31/11	CNF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
		1/1/07	12/31/11	NF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Action Item	Assess establishment and harvest 1st year stands	1/1/07	12/31/07	CNF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	X	X	X	X	X	X	X	X	X	X	X	X
		1/1/07	12/31/07	NF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	X	X	X	X	X	X	X	X	X	X	X	X
Action Item	Assess stand persistence	1/1/08	12/31/11	CNF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]													X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
		1/1/08	12/31/11	NF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]													X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Action Item	Harvest biomass production yrs 2-5	1/1/08	12/31/11	CNF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]													X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
		1/1/08	12/31/11	NF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]													X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Action Item	Replant if necessary	1/1/08	12/31/09	CNF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]													X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
		1/1/08	12/31/09	NF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]													X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Action Item	Lay out field plots and assign treatments	1/1/08	12/31/09	CNF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]													X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
		1/1/08	12/31/09	NF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]													X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Action Item	Fertilize plots annually with N ([***] lbs/acre) and P, K, and lime if soils are limited	1/1/08	12/31/11	CNF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]													X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
		1/1/08	12/31/11	NF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]													X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Action Item	Prepare biomass subsamples for forage quality analysis years 2-3	1/1/08	12/31/09	CNF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]													X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
		1/1/08	12/31/09	NF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]													X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Action Item	Data input, analysis, report preparation, presentation development, meetings	1/1/07	12/31/11	CNF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
		1/1/07	12/31/11	NF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Action Item	Follow-up cooperator relations	1/1/07	12/31/11	CNF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
		1/1/07	12/31/11	NF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Deliverable	Report on stand establishment and 1st year biomass yields	1/1/08	4/1/08	NF																						X	X	X
Deliverable	Report economics (cost of production) regarding 1st year of production	2/1/08	4/1/08	NF																							X	X
Deliverable	Report on 2nd year biomass yields and forage quality	1/1/09	4/1/09	NF																																		X	X	X
Deliverable	Report economics (cost of production) regarding 1st and 2nd year of production	2/1/08	4/1/09	NF
Deliverable	Report on 3rd year stand persistence, biomass yields, and forage quality	1/1/10	4/1/10	NF
Deliverable	Report economics (cost of production) regarding 1st-3rd year of production	2/1/08	4/1/10	NF
Deliverable	Report on 4th year stand persistence and biomass yields	1/1/11	4/1/11	NF
Deliverable	Report economics (cost of production) regarding 1st-4th year of production	2/1/08	4/1/11	NF
Deliverable	Report on 5th year stand persistence and biomass yields	1/1/12	4/1/12	NF
Deliverable	Provide comprehensive agronomic and economic report, including cost of production, breakeven prices and costs, and sensitivty analysis.	1/1/12	6/1/12	NF

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission

Ceres/Noble - Schedule 4 - Attachment A - RESEARCH AND DEVELOPMENT PLAN

Project Planning							#	Yearly
Template		Ex Start	Ex Finish	Loc	# people	%	Months	FTE	2007	2008	2009	2010	2011	J	F	M	A	M	J	J	A	S	O	N	D	J	F	M	A	M	J	J	A	S	O	N	D	J	F	M	A	M	J	J	A	S	O	N	D
Goal	Evaluate switchgrass biomass production responses to N fertilization rates and harvest frequency/time periods
Impact	Provides best management practices to maximize biomass yields and sustain productive stands
Action Item	Identify three NOBLE sites (highly productive, moderately productive, and lowly productive) to establish field plot trials	1/1/07	12/31/07	CNF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	X	X	X	X	X	X	X	X	X	X	X	X
		1/1/07	12/31/07	NF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	X	X	X	X	X	X	X	X	X	X	X	X
Action Item	Sample soils	1/1/07	12/31/11	CNF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
		1/1/07	12/31/11	NF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Action Item	Prepare sites for planting and establish switchgrass stands	1/1/07	12/31/07	CNF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	X	X	X	X	X	X	X	X	X	X	X	X
		1/1/07	12/31/07	NF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	X	X	X	X	X	X	X	X	X	X	X	X
Action Item	Control weeds	1/1/07	12/31/11	CNF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
		1/1/07	12/31/11	NF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Action Item	Assess establishment and harvest 1st year stands	1/1/07	12/31/07	CNF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	X	X	X	X	X	X	X	X	X	X	X	X
		1/1/07	12/31/07	NF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	X	X	X	X	X	X	X	X	X	X	X	X
Action Item	Assess stand persistence	1/1/08	12/31/11	CNF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]													X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
		1/1/08	12/31/11	NF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]													X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Action Item	Harvest biomass production yrs 2-5	1/1/08	12/31/11	CNF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]													X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
		1/1/08	12/31/11	NF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]													X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Action Item	Replant if necessary	1/1/08	12/31/09	CNF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]													X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
		1/1/08	12/31/09	NF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]													X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Action Item	Lay out field plots and assign treatments	1/1/08	12/31/09	CNF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]													X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
		1/1/08	12/31/09	NF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]													X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Action Item	Fertilize plots according to treatment schedule with N ([***], [***], [***], [***], [***] and [***] lbs/a) for production years 2-5	1/1/08	12/31/11	CNF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]													X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
		1/1/08	12/31/11	NF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]													X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Action Item	Prepare biomass subsamples for forage quality analysis years 2-3	1/1/08	12/31/09	CNF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]													X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
		1/1/08	12/31/09	NF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]													X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Action Item	Data input, analysis, report preparation, presentation development, meetings	1/1/07	12/31/11	CNF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
		1/1/07	12/31/11	NF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Deliverable	Report on stand establishment and 1st year biomass yields	1/1/08	4/1/08																							X	X	X
Deliverable	Report on 2nd year biomass yields and forage quality	1/1/09	4/1/09																																			X	X	X
Deliverable	Report on 3rd year stand persistence, biomass yields, and forage quality	1/1/10	4/1/10
Deliverable	Report on 4th year stand persistence and biomass yields	1/1/11	4/1/11
Deliverable	Report on 5th year stand persistence and biomass yields	1/1/12	4/1/12

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission

Ceres/Noble - Schedule 4 - Attachment A - RESEARCH AND DEVELOPMENT PLAN

Project Planning							#	Yearly
Template		Ex Start	Ex Finish	Loc	# people	%	Months	FTE	2007	2008	2009	2010	2011	J	F	M	A	M	J	J	A	S	O	N	D	J	F	M	A	M	J	J	A	S	O	N	D	J	F	M	A	M	J	J	A	S	O	N	D
Goal	Evaluate switchgrass biomass production responses to P and K on three sites with and without N fertilization
Impact	Addresses whether biomass production responds to P and K and quantifies annual biomass harvest effects on soil nutrient removal rates
Action Item	Identify three NOBLE sites (highly productive, moderately productive, and lowly productive) to establish field plot trials	1/1/07	12/31/07	CNF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	X	X	X	X	X	X	X	X	X	X	X	X
		1/1/07	12/31/07	NF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	X	X	X	X	X	X	X	X	X	X	X	X
Action Item	Sample soils	1/1/07	12/31/11	CNF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
		1/1/07	12/31/11	NF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Action Item	Prepare sites for planting and establish switchgrass stands	1/1/07	12/31/07	CNF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	X	X	X	X	X	X	X	X	X	X	X	X
		1/1/07	12/31/07	NF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	X	X	X	X	X	X	X	X	X	X	X	X
Action Item	Control weeds	1/1/07	12/31/11	CNF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
		1/1/07	12/31/11	NF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Action Item	Assess establishment and harvest 1st year stands	1/1/07	12/31/07	CNF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	X	X	X	X	X	X	X	X	X	X	X	X
		1/1/07	12/31/07	NF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	X	X	X	X	X	X	X	X	X	X	X	X
Action Item	Assess stand persistence	1/1/08	12/31/11	CNF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]													X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
		1/1/08	12/31/11	NF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]													X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Action Item	Harvest biomass production yrs 2-5	1/1/08	12/31/11	CNF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]													X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
		1/1/08	12/31/11	NF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]													X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Action Item	Replant if necessary	1/1/08	12/31/09	CNF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]													X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
		1/1/08	12/31/09	NF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]													X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Action Item	Lay out field plots and assign treatments	1/1/08	12/31/09	CNF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]													X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
		1/1/08	12/31/09	NF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]													X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Action Item	Fertilize plots according to treatment schedule with N ([***] and [***] lbs/acre), P([***] and [***] lbs/acre) and K ([***] and [***] lbs/acre) in production years 2-5	1/1/08	12/31/11	CNF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]													X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
		1/1/08	12/31/11	NF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]													X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Action Item	Prepare biomass subsamples for nutrient concentration analysis (N, P, K, Ca, Mg) years 2-3	1/1/08	12/31/09	CNF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]													X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
		1/1/08	12/31/09	NF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]													X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Action Item	Data input, analysis, report preparation, presentation development, meetings	1/1/07	12/31/11	CNF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
		1/1/07	12/31/11	NF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Deliverable	Report on stand establishment and 1st year biomass yields	1/1/08	4/1/08																							X	X	X
Deliverable	Report on 2nd year biomass yields and nutrient concentration analysis	1/1/09	4/1/09																																			X	X	X
Deliverable	Report on 3rd year stand persistence, biomass yields, and nutrient concentration analysis	1/1/10	4/1/10
Deliverable	Report on 4th year stand persistence and biomass yields	1/1/11	4/1/11
Deliverable	Report on 5th year stand persistence and biomass yields	1/1/12	4/1/12

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission

Quarterly Report Format
Prepared by
Date

Confidential Schedule # and name

1

Concept and Goals
•	Concept
•	Goals

Confidential Schedule # and name

2

FTEs and Budget Projected vs. Actual
•	People and activities
Dollars
FTEs

Confidential Schedule # and name

3

Action Items and Deliverables for the Period

	Expected	Actual
Action Item or Deliverable	Finish	Finish

Confidential Project # and name

4

Key Milestones or Deliverables for the Period
•	Progress on Key Milestones and Deliverables

•	Are we on, ahead or behind schedule

Confidential Project # and name

5

Technical Highlights
•	1 or 2 slides covering technical highlights

Confidential Project # and name

6

Results
•	Several slides summarizing results (if applicable)

Confidential Project # and name

7

What’s Ahead: Key Milestones and Deliverables Next 4 Quarters
•	Quarter 1

•	Quarter 2

•	Quarter 3

•	Quarter 4

Confidential Project # and name

8

Research Plan
•	Goal
–	Impact

–	Tasks

–	Milestones

–	Deliverables
•	Duplicate this slide as needed to cover each goal for the next period

Confidential Schedule # and name

9

Timeline Summary
•	Assumptions and risk factors

•	Use additional slide if necessary

•	Use red if behind schedule until completed or otherwise resolved

•	Should be indicated in red as soon as the delay is identified

•	See issue resolution if behind schedule

Confidential Schedule # and name

10

IP
•	Filings during the period
•	Applications in progress

Confidential Schedule # and name

11

SOPs
•	List SOPS for all Key processes

Confidential Schedule # and name

12

Issue Resolution and Decision Making Slides
These can be used to address new issues or
implement corrective action or assist in decision
making such as variety release, etc.

Confidential Project # and name

13

Issue Resolution and Decision Making
•	Issue (e.g. milestone 3 behind schedule)

Actual

•	What is happening
Expected

•	What should be happening

Confidential Schedule # and name

14

Issue Resolution and Decision Making
•	Issue (e.g. milestone 3 behind schedule)

•	Possible alternative slide to address new issues

Needs
Wants

Confidential Schedule # and name

15

Decision
•	Summary of decision to be made

Confidential Schedule # and name

16

Options
•	Summary of options

Confidential Schedule # and name

17

Recommendations
•	What do we need to do to get back on track or address new issue

Confidential Schedule # and name

18

Resources Required

Confidential Schedule # and name

19

Plan and Schedule

Action Items	Who	When

Confidential Schedule # and name

20

Pages where confidential treatment has been requested are stamped ‘Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,’ and the confidential section has been marked as follows: [***].
SCHEDULE 5
THIS SCHEDULE is made this 15th day of July 2009;

BETWEEN	CERES, INC., a Delaware corporation, having its principal place of business at 1535 Rancho Conejo Blvd., Thousand Oaks, CA 91320 (“CERES”) and

THE SAMUEL ROBERTS NOBLE FOUNDATION INCORPORATED, an Oklahoma non-profit corporation, having its principal place of business at 2510 Sam Noble Parkway, Ardmore, Oklahoma 73401 (“NOBLE”);
WHEREAS, CERES and NOBLE have entered into a Master Research Agreement (“MRA”), dated 19 May 2006, which allows for the undertaking of RESEARCH PROJECTS pursuant to SCHEDULES, these terms being defined in the MRA; and
THEREFORE, the parties have agreed to undertake the following RESEARCH PROJECT as defined herein on the following terms and conditions:
GENERAL
A.	Unless otherwise specified herein, the terms of the MRA shall apply to this SCHEDULE.

B.	In the event of any difference between the terms of this SCHEDULE and the MRA, then the terms of this SCHEDULE shall prevail.
RESEARCH PROJECT TITLE: Breeding and Genomic Approaches to Enhance Switchgrass Cultivar Development
1.	BACKGROUND:

Switchgrass (Panicum virgatum L.) is a perennial grass with a high potential for biomass production with estimated [***] yields between [***] and [***]. It is a heteromorphic cross-pollinated species with a high degree of self-incompatibility. Switchgrass is a dedicated feedstock crop for bioenergy production in the USA. Development of improved switchgrass [***] cultivars can substantially increase the acceptability of these cultivars to the growers. [***] cultivars are of [***] in this regard.

We have successfully concluded the first three years of CERES — NOBLE collaboration projects on breeding and [***] development. During this time substantial improvements have been made on germplasm characterization, population development and evaluation, parental selection, molecular [***] development, genetic linkage mapping, and [***]. The plant germplasm and genomic tools developed through this collaboration make an excellent foundation for further improvement of this dedicated cellulosic feedstock species. Thus, an extension of the current collaboration should be of great value to all parties.

In last three year project period, significant progress has been toward lowland switchgrass cultivar development. A number of [***] and [***] were produced and

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evaluated in multiple environments. Based on [***] performance, a few parental [***] of superior [***] and several superior [***] within selected [***] have been identified to produce new [***] for evaluation as new varieties. These new [***] varieties will be evaluated in multilocation yield trials. Several [***] ([***]), that are currently being tested, have shown potential for development of [***] cultivars. To increase the selection efficiency for producing [***] cultivars, [***] breeding is being implemented. This is expected to expedite the genetic gain through selection. In addition, further improvement in pipeline varieties; [***], [***], [***], [***] and [***] is in place following the conventional [***] evaluation procedure, and expected to further improve biomass yield potential.

Because of self incompatibility, polyploidy, heterozygosity and heterogeneity, molecular [***] will be important for determining the genetic behavior of switchgrass genes and chromosomes. Thousands of molecular [***] have been developed. Comprehensive genetic linkage maps were constructed with both [***] and [***]. The Ceres proprietary mapping population was planted in field trials and is being evaluating for different morphological, biomass and quality traits. At the end of 2009 we will be able to identify [***] associated with traits of interest. Molecular [***] associated with these [***] and traits will facilitate [***] approaches to efficiently exploit beneficial gene combinations in breeding programs. Besides, molecular [***] selected from the genetic linkage maps will expedite the parental and progeny selection in the breeding populations.

2.	PROPOSAL OBJECTIVES:
2.1	[***] Cultivar Development

2.2	[***] Cultivar Development

2.3	[***]
3.	WORK TO BE UNDERTAKEN:

See RESEARCH AND DEVELOPMENT PLAN (Attachment A to this SCHEDULE).

4.	DETAILED WORKPLAN:

The PROJECT PLAN BREEDING-GENOMICS (Attachment A to this SCHEDULE) contains:
•	Research and evaluation activities to be performed by each party in detail, including locations for such activities

•	Timelines of such activities

•	Goals, expected results and deliverables

•	Milestones and go/no-go decision points, if applicable

•	FTEs
5.	LOCATION OF WORK:

NOBLE Work:

All NOBLE laboratory and greenhouse facilities and properties at its Ardmore and Burneyville locations are available for this project.

CERES Work:

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Thousand Oaks, CA College Station, TX Ceres Net Plots (location TBD)

6.	PHD LEVEL SCIENTIFIC STAFF:

Dr. Joe Bouton (NOBLE) Dr. Malay Saha (NOBLE) Dr. Hem Bhandari (50% NOBLE and 50% CNF)

Dr. Jeff Gwyn (CERES) Dr. Charlie Rodgers CERES) Dr. Xue Feng Ma (CERES)

7.	MAJOR CONSUMABLES/LIVESTOCK TO BE PURCHASED:

None

8.	REPORTS:

All reports shall be delivered to the MANAGEMENT COMMITTEE on or before the required delivery dates for the same.

Each quarter regardless of whether there is a meeting of the MANAGEMENT COMMITTEE in that quarter, NOBLE will deliver:
•	A report of actual spending relative to budget in a spreadsheet to accompany quarterly invoices (in a format determined by the MANAGEMENT COMMITTEE).

•	A report of FTE allocations and time spent on the project based on attached planning document.
At each meeting of the MANAGEMENT COMMITTEE (whether it be quarterly or trimesterly), NOBLE will deliver:
•	A report on INTELLECTUAL PROPERTY generated during the period.

•	Copies of slide presentations summarizing research progress (in a format determined by the MANAGEMENT COMMITTEE).

•	A report on progress against objectives including: phenotypic and [***] information collected on different populations evaluated in this collaboration.
Additional information, if not specifically included in the delivered information (above), shall be delivered (or later provided, wherein the delivering party shall indicate the delivery method and time) as supporting information at the related quarterly or trimesterly meeting, if available:

NOBLE will deliver:
•	Breeding records

•	Copies of field or greenhouse books and records

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•	Copies of raw field trial data

•	Raw [***] and plant data

•	[***], dry tissue, and [***] from different populations as required
CERES will deliver:
•	[***] information

•	[***] map locations as appropriate
9.	COMMENCEMENT/TERMINATION:

Commencement: August 1, 2009

Termination: July 31, 2012

10.	REPORT PREPARATION:

Dr. Joe Bouton (NOBLE) Dr. Malay Saha (NOBLE)

Dr. Charlie Rodgers (CERES) Dr. Xue Feng Ma (CERES)

11.	REPORT DATES:

Reports and information: Due at quarterly or trimesterly meetings of the MANAGEMENT COMMITTEE.

12.	ASSETS:

Not applicable

13.	INSURANCE:

Not applicable

14.	CONTRIBUTION TO JOINT INTELLECTUAL PROPERTY:

Controlled by MRA

15.	SPECIAL CONDITIONS:
15.1.	VARIETY RELEASE
     15.1.1 “RELEASE DATE” means the date that CERES determines that a variety developed, tested and evaluated pursuant to the terms of this SCHEDULE is ready for release, wherein upon such decision, such variety will be formally released by the institutions of the variety’s breeder(s), whether NOBLE, CERES or CERES and NOBLE jointly.

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     15.1.2 For the purposes of this SCHEDULE, CERES, on advice of the breeder(s) of each variety via the MANAGEMENT COMMITTEE, shall establish, in its sole discretion, an appropriate RELEASE DATE for such varieties.
     15.1.3 At or about the RELEASE DATE for a variety, CERES will determine a COMMERCIAL NAME for such variety under which the seed of the same will be marketed and sold. “COMMERCIAL NAME” means the complete, preferred name of a released variety under which it will be marketed and sold.
     15.1.4 All parties agree that the development of new varieties will not always result in varieties that are commercially acceptable or releasable. Provided all parties execute their respective obligations under this SCHEDULE in an appropriate and reasonable manner, no one party shall be liable to the other for any refund or other recompense because no commercially acceptable new variety is produced.
16.	INTELLECTUAL PROPERTY RIGHTS:
16.1	NOBLE Background Intellectual Property:
•	[***] (NOBLE), [***] (NOBLE), [***] (NOBLE), NF/GA001 (in-licensed from UGARF), NF/GA002 (in-licensed from UGARF), NF/GA991 (in-licensed from UGARF), NF/GA992 (in-licensed from UGARF), and NF/GA993 (in-licensed from UGARF).
16.2	CERES Background Intellectual Property:
•	Sequences from switchgrass and other species

•	Gene trait association information

•	Patent applications covering any of the foregoing

•	[***] sequences
17.	SUBCONTRACTORS AND LOCATIONS:

Not applicable

18.	PROVISIONS FOR EARLY TERMINATION:

This SCHEDULE does not terminate automatically upon termination of the MRA.

This SCHEDULE shall expire pursuant to the terms set forth in this SCHEDULE, unless extended by the mutual agreement of the parties, or unless sooner terminated in accordance with the following provisions of this Paragraph:
     (a) mutual, written agreement of the parties;
     (b) failure of one party to satisfy its material obligations under this Agreement, and such party subsequently fails to cure such failure(s) within (i) thirty (30) days for failures to remit payment for amounts due under this

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Agreement and (ii) ninety (90) days for all other obligations in each case after receipt of written notice from the non-breaching party specifying such failure(s);
     (c) one (1) year’s written notice of termination by either CERES or NOBLE to the other party in case either the terminating party or the other party ceases substantially all activities in the COLLABORATION CROPS;
     (d) NOBLE will have the right to terminate this Agreement unilaterally with thirty (30) days’ written notice to CERES, (i) if CERES seeks protection under any bankruptcy, insolvency, receivership, trust, deed, creditors arrangement or comparable proceeding or if any such proceeding is instituted against CERES (and not dismissed within one hundred twenty (120) days); (ii) in case of dissolution or winding up of CERES (excluding any situation where all or substantially all of CERES’ assets, stock or business to which this Agreement relates are acquired by a third party (whether by sale, acquisition, merger, operation of law or otherwise)); (iii) CERES fails in a substantial manner to implement and continue the activities set forth in EXHIBIT F (or other similar activities in furtherance of commercial exploitation of the COLLABORATION CROPS), and does not remedy such failure or offer a remediation plan which is reasonably acceptable to NOBLE within ninety (90) days after receipt of a written notice from NOBLE specifying such failure; or (iv) with one hundred twenty (120) days’ written notice to CERES, if the institutional mission, purpose or structure of NOBLE would change substantially and adversely affect NOBLE’S ability to satisfy its obligations hereunder; or
     (e) CERES will have the right to terminate this Agreement unilaterally: (i) with thirty (30) days’ written notice to NOBLE if Dr. Joe Bouton ceases to be associated with NOBLE and the research activities associated with this SCHEDULE, and NOBLE has not replaced him within one hundred twenty (120) days by a person reasonably acceptable to CERES; (ii) with ninety (90) days’ written notice to NOBLE, if the institutional mission, purpose or structure of NOBLE would change substantially; or (iii) with one (1) years’ written notice to NOBLE, if CERES has compelling business reasons to cease the collaboration.
19.	USE AND COMMERCIALIZATION RIGHTS:

Controlled by MRA

20.	CONFIDENTIALITY/PUBLICATION:

Controlled by MRA

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21. FUNDING APPROVED:
Projected Budget (per year from CERES):

Personnel	Year 1		Year 2		Year 3		Sub-totals

Existing

1. Res. Scientist-1 (50%) + Fringe Benefits	$	[***]	$	[***]	$	[***]	$	[***]
2. Res. Associate + Fringe Benefits	$	[***]	$	[***]	$	[***]	$	[***]
3. Res. Assistant -1 + Fringe Benefits	$	[***]	$	[***]	$	[***]	$	[***]

Addition of New Goals
4. Res. Assistant -3 + Fringe Benefits	$	[***]	$	[***]	$	[***]	$	[***]

Sub-total (Salary + Benefits)	$	[***]	$	[***]	$	[***]	$	[***]

Travel	$	[***]	$	[***]	$	[***]	$	[***]
Supplies	$	[***]	$	[***]	$	[***]	$	[***]

Total Direct Costs	$	[***]	$	[***]	$	[***]	$	[***]

Indirect ( 50% of Direct)	$	[***]	$	[***]	$	[***]	$	[***]

Total	$	[***]	$	[***]	$	[***]	$	[***]

Budget justification:
Salaries:
Personnel listed in items #1-3 (Existing) were funded in two earlier schedules (Schedules 2 and 3, which expired by their respective terms) with #1 being Dr. Hem Bhandari, #2 being the technician in Dr. Saha’s [***] project, and #3 being the tech assisting with the field data collection. Additional personnel support (item #4) is requested for one full-time Research Assistant for 3 years. The Research Assistant (#4) will work in breeding and mapping projects to provide additional hands for the field evaluations. Fringe benefits are calculated at [***]% to include FICA, health insurance and thrift. Five percent fixed salary increases are requested for each successive year.
Travel:
Travel funds are requested to allow the main scientific personnel to attend one scientific conference within North America each year.
Supplies:
$[***] per year is requested for general chemicals. This amount is also exactly the sum of the supply budgets for the existing schedules and represents no increase in this budget line. Supplies for field, greenhouse and growth chamber studies will also be procured from this fund.

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Billing Schedule: Invoices will be sent by NOBLE to CERES for actual expenses from the previous period on the 15th of the first month of each calendar quarter, not to exceed the amounts specified above.

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IN WITNESS THEREOF this SCHEDULE has been executed on the date hereinbefore entered.
CERES, INC.

	/s/ Anna Rath	9/18/09

By:	Anna Rath	Date
Vice President of Commercial Development

	/s/ Richard Flavell	Sept. 17, 2009

By:	Richard Flavell, CBE, FRS	Date
Chief Scientific Officer

THE SAMUEL ROBERTS NOBLE FOUNDATION, INC.

	/s/ Michael A. Cawley	10.02.09

By:	Michael A. Cawley	Date
President

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Attachment A
RESEARCH AND DEVELOPMENT PLAN & PROJECT PLAN BREEDING-GENOMICS
CERES-NOBLE SCHEDULE 5 (BREEDING-GENOMICS; 20[***]-20[***])
OBJECTIVE: Develop commercial switchgrass cultivars for use in bioenergy and forage cropping systems via conventional breeding and molecular [***] selection.
Goal 1: [***] Cultivar Development
A.	Development and testing of new [***] based on [***] selection from the current nurseries (Timeline: June 20[***]-May 20[***])
a.	Select parental [***] of superior [***]

b.	Select superior individuals from within the superior [***]

c.	[***] selected [***] to produce [***] seed of two [***]: one based on [***] (from “a”) and one based on within [***] (from “b”)

d.	Multi-location testing of these new [***]
B.	Begin the Cycle [***] process based on association breeding with molecular [***] as outlined in the “Noble Foundation Switchgrass [***] Selection” scheme shown in attached figure 1 (Timeline: June 20[***]-May 20[***]).
a.	[***] the individuals within [***] from current nurseries ([***] [***] from each [***] at each location)

b.	[***] and use [***] to select among the progenies

c.	Plant selected progenies for field evaluation
C.	In collaboration with UGA, several elite populations are being advanced by testing at multiple locations as shown in attached figure 2 (June 20[***]-May 20[***])
a.	For [***], Noble will conduct years [***], [***], and [***] of the outline.

b.	For [***], Noble will conduct years [***], [***], and [***] of the outline

c.	For [***] and [***], Ceres will plant them in 20[***] and conduct years [***], [***] and [***] of the outline.
Goal 2: [***] Cultivar Development:
A. Development and testing of [***] based on [***] selection from the current nurseries (Timeline: June 20[***]-May 20[***])
a.	Select parental [***] of superior [***]

b.	Set up a field [***] of selected parental [***] (from “a”) to produce [***] seed

c.	Multi-location testing of new [***]

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B. Begin the Cycle [***] selection process based on association breeding with molecular [***] as outlined in the “Noble Foundation Switchgrass [***] Selection” scheme shown in attached figure 1 (Timeline: June 20[***]-May 20[***]).
a.	[***] the individuals within [***] from current nurseries

b.	Construct model for [***] breeding [***]

c.	[***] and develop [***] A and B

d.	Use [***] to select among the progenies in [***]

e.	Produce [***] between [***] and [***]
Goal 3: [***]
A.	Identify [***] associated with traits of interest

Phenotypic data collected on the Ceres proprietary population will be analyzed with the map data to [***] and associated [***]. Significant [***] with positive and negative effect on the trait will be determined and important [***] will be identified for [***]. (Timeline: June 20[***] — April 20[***]).

B.	Application of selected [***] in a confirmation population

Selected [***] will be screened in a breeding population. A [***] of plants with and without [***] for the selected traits (expected traits: yield, seed [***], [***] date, [***], plant [***]) will be identified. Selected [***] will be compared with the original population. (Timeline: Sept. 20[***] — April 20[***]).

C.	Field evaluation of the confirmation population

Selected plants with and without [***] and randomly selected plants from original population will be evaluated in field experiments. Phenotypic data will be collected on the traits for which selection were made. (Timeline: April 20[***] — Feb. 20[***]).

D.	Assess [***] efficiency

Gain/loss from [***] will be evaluated. [***] with significant gain will be selected for future use in [***]. (Timeline: January 20[***] — May 20[***]).
Note: Division of Labor for [***] Analysis
A.	Noble will phenotype all plants and provide leaf samples for plants to be [***] to Ceres.

B.	In the first phase, Ceres will [***] all samples supplied by Noble using our existing set of [***] (approximately [***]). Ceres will deliver [***] information for each [***] and [***] map locations where appropriate to Noble. We expect this phase to be complete by January 20[***]. Currently, the minimum number of [***] needed to accomplish our objectives is not known. Ceres will continue to develop new [***] and to identify new and more economical [***] technologies. In the next phases of this project (i.e. for

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samples collected in the 20[***] growing season and beyond), we expect additional [***] to be available and applied as warranted.

C.	Both Noble and Ceres will have access to all phenotype and [***] information and will work collaboratively to interpret the [***] associations and [***] breeding [***], [***] will proceed once a validated set of phenotypes for the selected samples has been received by Ceres.
Figure 1.
[***]

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Figure 2. UGA Project
Year1,2,3(or4if need more date),4,5,6,7,8,9grow[***] plants and [***] harvest [***]seed from [***] plants [***] plant [***], evaluate select [***]% of [***] ([***]) [***] plants identify [***] plants per [***] and [***] plants [***] from [***] to make [***] seed evaluations in [***] plant [***] for evaluation plant [***] for evaluation select [***]% of [***] ([***] select [***]% of [***] ([***] identify [***] plants per [***] and [***] plants [***] plants evaluations in [***] etc. etc. evaluations in [***] between [***] between [***] ceres-noble schedule breeding [***] page 13 of 13 confidential treatment requested and the redacted material has been separately filed with the Commission

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Pages where confidential treatment has been requested are stamped ‘Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,’ and the confidential section has been marked as follows: [***].
SCHEDULE 6
THIS SCHEDULE is made this 1st day of November 2009;

BETWEEN	CERES, INC., a Delaware corporation, having its principal place of business at 1535 Rancho Conejo Blvd., Thousand Oaks, CA 91320 (“CERES”) and

THE SAMUEL ROBERTS NOBLE FOUNDATION INCORPORATED, an Oklahoma non-profit corporation, having its principal place of business at 2510 Sam Noble Parkway, Ardmore, Oklahoma 73401 (“NOBLE”);
WHEREAS, CERES and NOBLE have entered into a Master Research Agreement (“MRA”), dated 19 May 2006, which allows for the undertaking of RESEARCH PROJECTS pursuant to SCHEDULES, these terms being defined in the MRA; and
THEREFORE, the parties have agreed to undertake the following RESEARCH PROJECT as defined herein on the following terms and conditions:
GENERAL
A.	Unless otherwise specified herein, the terms of the MRA shall apply to this SCHEDULE.

B.	In the event of any difference between the terms of this SCHEDULE and the MRA, then the terms of this SCHEDULE shall prevail.
RESEARCH PROJECT TITLE: Best Management Practices for Switchgrass Stand Establishment in a Biomass Cropping System
1.	BACKGROUND:

Switchgrass (Panicum virgatum L.) is a target species for use as a biomass crop in bioenergy production. The primary management problem in a switchgrass cropping system is achieving good germination and controlling weeds as the seedlings become established in the first growing season. In Schedule 1 of the MRA, studies were undertaken to determine optimal seeding rate and placement and to identify pre-plant and post-emergent herbicides that would be effective in controlling common weeds without excessive damage on switchgrass. In addition, an intercropping study was undertaken to determine whether nitrogen-fixing legumes could be co-cultivated with switchgrass to reduce input requirements in an established stand. In Schedule 6 of the MRA, we extend these studies taking what was learned and trialing more focused methods across a broader range of environments.

2.	PROPOSAL OBJECTIVES:
2.1	To identify legume species that can be intercropped with switchgrass to improve sustainability of switchgrass biofuel production

2.2	To determine best management practices for establishing switchgrass into perennial grass (CRP-like) pastures
CERES-NOBLE Schedule BMP for switchgrass

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2.3	To determine minimum number of seedlings per [***] needed to maximize yield and document justification for replanting poor stands, using the BMP guidelines (learned in Schedule 1) to control weeds (FirstRate PRE fb Atrazine+Paramount+Prowl 2-leaf)

2.4	To validate herbicide recommendations developed in Schedule 1 across multiple environments
3.	WORK TO BE UNDERTAKEN:

See RESEARCH AND DEVELOPMENT PLAN (Attachment A to this SCHEDULE).

4.	DETAILED WORKPLAN:

The RESEARCH AND DEVELOPMENT PLAN contains:
•	Research and evaluation activities to be performed by each party in detail, including locations for such activities

•	Timelines of such activities

•	Goals, expected results and deliverables

•	Milestones and go/no-go decision points, if applicable

•	FTEs
5.	LOCATION OF WORK:

NOBLE Work:

All NOBLE laboratory and greenhouse facilities and properties at its Ardmore, Dupy and Red River locations are available for this project.

CERES Work:

The RESEARCH AND DEVELOPMENT PLAN does not call for any of the research activities to be carried out in Ceres facilities.

6.	PHD LEVEL AND SENIOR SCIENTIFIC STAFF:

Dr. Twain Butler (NOBLE) Dr. Joe Bouton (NOBLE) Post Doc TBD (CNF, wherein “CNF” indicates a CERES-funded, NOBLE employee)

Dr. Jeff Gwyn (CERES) Dr. Cory Christensen (CERES) Bud Wylie (CERES)

7.	MAJOR CONSUMABLES/LIVESTOCK TO BE PURCHASED:

None

8.	REPORTS:

All reports shall be delivered to the MANAGEMENT COMMITTEE on or before the required delivery dates for the same.
CERES-NOBLE Schedule BMP for switchgrass

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Each quarter regardless of whether there is a meeting of the MANAGEMENT COMMITTEE in that quarter, NOBLE will deliver:
•	A report of actual spending relative to budget in a spreadsheet to accompany quarterly invoices (in a format determined by the MANAGEMENT COMMITTEE).

•	A report of FTE allocations and time spent on the project based on attached planning document.
At each meeting of the MANAGEMENT COMMITTEE (whether it be quarterly or trimesterly), NOBLE will deliver:
•	A report on INTELLECTUAL PROPERTY generated during the period.

•	Copies of slide presentations summarizing research progress (in a format determined by the MANAGEMENT COMMITTEE).

•	A report on progress against objectives..
Additional information, if not specifically included in the delivered information (above), shall be delivered (or later provided, wherein the delivering party shall indicate the delivery method and time) as supporting information at the related quarterly or trimesterly meeting, if available:

NOBLE will deliver:
•	Copies of raw field trial data upon request by Ceres.
9.	COMMENCEMENT/TERMINATION:

Commencement: November 1, 2009

Termination: October 31, 2012

10.	REPORT PREPARATION:

Dr. Twain Butler (NOBLE)

Bud Wylie (CERES)

11.	REPORT DATES:

Reports and information: Due at quarterly or trimesterly meetings of the MANAGEMENT COMMITTEE.

12.	ASSETS:

Not applicable

13.	INSURANCE:

Not applicable

14.	CONTRIBUTION TO JOINT INTELLECTUAL PROPERTY:

Controlled by MRA
CERES-NOBLE Schedule BMP for switchgrass

15.	SPECIAL CONDITIONS:

None

16.	INTELLECTUAL PROPERTY RIGHTS:
16.1	NOBLE Background Intellectual Property:
•	[***] (NOBLE), [***] (NOBLE), [***] (NOBLE), NF/GA001 (in-licensed from UGARF), NF/GA002 (in-licensed from UGARF), NF/GA991 (in-licensed from UGARF), NF/GA992 (in-licensed from UGARF), and NF/GA993 (in-licensed from UGARF).

•	Management practices and protocols for forage cropping systems.
16.2	CERES Background Intellectual Property:
•	None
17.	SUBCONTRACTORS AND LOCATIONS:

Not applicable

18.	PROVISIONS FOR EARLY TERMINATION:

This SCHEDULE does not terminate automatically upon termination of the MRA.

This SCHEDULE shall expire pursuant to the terms set forth in this SCHEDULE, unless extended by the mutual agreement of the parties, or unless sooner terminated in accordance with the following provisions of this Paragraph:

(a) mutual, written agreement of the parties;

(b) failure of one party to satisfy its material obligations under this Agreement, and such party subsequently fails to cure such failure(s) within (i) thirty (30) days for failures to remit payment for amounts due under this Agreement and (ii) ninety (90) days for all other obligations in each case after receipt of written notice from the non-breaching party specifying such failure(s);

(c) one (1) year’s written notice of termination by either CERES or NOBLE to the other party in case either the terminating party or the other party ceases substantially all activities in the COLLABORATION CROPS;

(d) NOBLE will have the right to terminate this Agreement unilaterally with thirty (30) days’ written notice to CERES, (i) if CERES seeks protection under any bankruptcy, insolvency, receivership, trust, deed, creditors arrangement or comparable proceeding or if any such proceeding is instituted against CERES (and not dismissed within one hundred twenty (120) days); (ii) in case of dissolution or winding up of CERES (excluding any situation where all or substantially all of CERES’ assets, stock or business to which this Agreement relates are acquired by a third party (whether by sale, acquisition, merger, operation of law or otherwise)); (iii) CERES fails in a substantial manner to implement and continue the activities set forth in EXHIBIT F (or other similar activities in furtherance of commercial exploitation of the COLLABORATION CROPS),
CERES-NOBLE Schedule BMP for switchgrass

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and does not remedy such failure or offer a remediation plan which is reasonably acceptable to NOBLE within ninety (90) days after receipt of a written notice from NOBLE specifying such failure; or (iv) with one hundred twenty (120) days’ written notice to CERES, if the institutional mission, purpose or structure of NOBLE would change substantially and adversely affect NOBLE’S ability to satisfy its obligations hereunder; or

(e) CERES will have the right to terminate this Agreement unilaterally: (i) with thirty (30) days’ written notice to NOBLE if Dr. Joe Bouton ceases to be associated with NOBLE and the research activities associated with this SCHEDULE, and NOBLE has not replaced him within one hundred twenty (120) days by a person reasonably acceptable to CERES; (ii) with ninety (90) days’ written notice to NOBLE, if the institutional mission, purpose or structure of NOBLE would change substantially; or (iii) with one (1) years’ written notice to NOBLE, if CERES has compelling business reasons to cease the collaboration.
19.	USE AND COMMERCIALIZATION RIGHTS:

Controlled by MRA

20.	CONFIDENTIALITY/PUBLICATION:

Controlled by MRA

21.	FUNDING APPROVED:

Projected Budget (per year from CERES):

	Year 1		Year 2		Year 3
	Salaries		Salaries		Salaries
	incl.		incl.		incl.
Personnel	fringe		fringe		fringe		Subtotals

Post doc + Fringe Benefits	$	[***]	$	[***]	$	[***]	$	[***]
Travel/meals	$	[***]	$	[***]	$	[***]	$	[***]
Supplies (herbicide/[***])	$	[***]	$	[***]			$	[***]
Total Direct Costs	$	[***]	$	[***]	$	[***]	$	[***]
Indirect (50% of Direct)	$	[***]	$	[***]	$	[***]	$	[***]
TOTAL

Total	$	[***]	$	[***]	$	[***]	$	[***]

Budget justification:
Salaries:
[To be added]. Fringe benefits are calculated at [***]% to include FICA, health insurance and thrift. Five percent fixed salary increases are requested for each successive year.
CERES-NOBLE Schedule BMP for switchgrass

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Travel:
Travel funds are requested to allow the main scientific personnel to attend one scientific conference within North America each year.
Supplies:
[To be added]. per year is requested for [to be added].
Core Facilities:
[To be added].
Billing Schedule: Invoices will be sent by NOBLE to CERES for actual expenses from the previous period on the 15th of the first month of each calendar quarter, not to exceed the amounts specified above.
IN WITNESS THEREOF this SCHEDULE has been executed on the date hereinbefore entered.
CERES, INC.

	/s/ Anna Rath	11/19/09

By:	Anna Rath	Date
Vice President of Commercial Development

	/s/ Michael Stephenson	11/20/09

By:	Michael Stephenson	Date
Vice President of Operations

THE SAMUEL ROBERTS NOBLE FOUNDATION, INC.

	/s/ Michael A. Cawley	12/10/09

By:	Michael A. Cawley	Date
President
CERES-NOBLE Schedule BMP for switchgrass

ATTACHMENT A

RESEARCH AND DEVELOPMENT PLAN
Objective 1: To identify legume species that can be intercropped with switchgrass to improve sustainability of switchgrass biofuel production (Ardmore, OK)
Justification: In order for a switchgrass biofuel system to be sustainable, it must be economical, high yielding, and have low inputs. One of the biggest components to maximizing yield is N fertilizer. Incorporating legumes that fix N into switchgrass systems can greatly reduce N inputs and potentially improve economics.
Expected outcome: Identify appropriate legumes across multiple environments that are compatible with switchgrass for biofuel production.
Experimental design: RCBD, [***] replications:
1.	Locations: Burneyville; TBD.

2.	Treatments: crimson clover, arrowleaf clover, hairy vetch, annual medic, and sweetclover (added for alkaline soils) in lowland switchgrass compared to [***], [***], [***], [***] lb N/A.

3.	Timeline:
a.	Year 1: 20[***] Spring: Monitor reseeding from legumes planted in 20[***] and 20[***] plantings at Dupy.

b.	20[***] (fall) establish new trial of winter legumes into fully established SG stands at [***] new locations.

c.	Year 2: 20[***] fall Harvest 20[***] planting; re-establish same winter legumes as well as monitor reseeding from previous planting: Harvest legumes in spring; to estimate [***].

d.	Year 3: 20[***] (fall) Harvest SG to estimate contribution from legumes.
Objective 2: To determine best management practices for establishing switchgrass into perennial grass (CRP-like) pastures
Justification: Establishment into non-cropland has proven to be most difficult possibly due to weed competition and potentially diseases where excessive residue occurs.
Expected Outcome: Document BMP for establishing switchgrass into permanent native grass pasture (OK).
Experimental Design: split-plot RCBD:
Experiment I: ([***] preparation: no-tilled native range — OK): GA to duplicate in Tall [***]:
1.	Location: Burneyville

2.	Treatments ([***]): 3 timing application of glyphosate in: i) Sept-Oct, Apr, and [***] prior to planting (fall + spring + spring); ii) Oct and Apr, [***] prior to planting (fall + spring); iii) Mar and Apr, [***] prior to planting (w/ [***] application occurring [***]-[***] weeks after [***] application) (spring + spring); iv) tillage (roto-tiller).

3.	Plots size [***] x [***]
CERES-NOBLE Schedule BMP for switchgrass

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4.	Timeline:

a.	Year 1: Fall 20[***] apply glyphosate trts.

b.	Year 2: 20[***] Spring glyphosate trts and plant SG: Fall 20[***] [***] fall glyphosate trts.

c.	Year 3: 20[***] spring glyphosate and spring plant second year of trial.
Experiment II: Seeding [***] X sod destruction in no-tilled [***].
1.	Location(s): [***]

2.	Treatments: Main plot: [***] ([***] or [***]). Subplot: sod destruction (Mow, burn, tillage)

3.	Plot Size:[***] x [***]

4.	Timeline:
a.	Year 1: 20[***] Spring plant seeding [***] x sod destruction trial

b.	Year 2: 20[***] Spring plant seeding [***] x sod destruction trial

c.	Year 3: 20[***] TBD, trials if needed.
Experiment III: [***] X [***] — no-tilled into mowed [***] (Spring Glyphosate and mowed):
1.	Location(s): [***]; Burneyville

2.	Treatments: Main plot +/- [***] seed ([***]/[***]/[***]/or [***], TBD): Subplot: POE applied at [***] stage (none, [***] and/or [***], TBD).

3.	Plots size: [***] x [***]; subplot [***] x [***]

4.	Timeline:
a.	Year 1: 20[***] Spring plant [***] x [***] trial.

b.	Year 2: 20[***] Spring plant [***] x [***] trial.

c.	Year 3: 20[***] TBD, trials if needed.
Objective 3: To determine minimum number of seedlings per [***] needed to maximize yield and document justification for replanting poor stands, using the BMP guidelines (learned in Schedule 1) to control weeds (FirstRate PRE fb Atrazine+Paramount+Prowl 2-leaf).
Justification: Better tools are needed to determine if partial stands (very low seeding rates) will result in acceptable yields.
Expected Outcome: Determine lowest seeding rate at which switchgrass can be established while maintaining maximum DM yield.
Experimental Design: [***], [***] replications:
1.	Location(s): Dupy Loam soil; [***] sand

2.	Treatments: Evaluate populations of approximately [***] ([***] seeds/[***]), [***] ([***] seeds/[***]), [***] ([***] seeds/[***]), [***] ([***] seeds/[***]), [***] ([***] seeds/[***]) on [***]-[***] inch row [***] , which is similar to seeding rates of [***], [***], [***], [***], and [***] lb/A; Assuming [***]% emergence of seeds and [***] seeds per lb of switchgrass seed.

3.	Timeline:
a.	Year 1: 20[***] (spring) plant SG and evaluate plant populations; Harvest in fall.
CERES-NOBLE Schedule BMP for switchgrass

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b.	Year 2: 20[***] (spring) plant SG and evaluate plant populations; Harvest in fall.

c.	Year 3: 20[***] (fall) Harvest SG [***] from previous years plantings.
Objective 4: To validate herbicide recommendations developed in Schedule 1 across multiple environments
Justification: Weed control is still the [***] factor for successful establishment and herbicide efficacy depends on soil [***], soil pH, and rainfall.
Expected Outcome: Document which herbicide should be used on a given soil type, environment, and weed spectrum present.
Experimental Design: Lowland switchgrass, RCBD, split plot design; [***] replications;
1.	Locations: [***]-sand; [***]-clay; Dupy-loam; GA-sand

2.	Herbicide Treatments (BMP atrazine applied [***]-leaf and [***], [***] amine applied at [***]-leaf to control ALL broadleaf weeds).

3.	Target Weeds (to be [***]-planted with SG): crabgrass, broadleaf signalgrass, and Johnsongrass

4.	Main Plot: FirstRate applied pre-emergence ([***] oz sandy soils or [***] oz loam soils) or No pre-emergent herbicide
a.	Subplots (No PRE herbicide):
i.	[***]-leaf stage ([***] DAE): [***] oz Paramount + MSO, [***] oz Option, [***] pt Prowl; [***] oz Paramount+[***] oz Option; [***] oz Paramount+[***] oz Option+[***] pt Prowl

ii.	[***]-leaf stage ([***] DAE): [***] oz Paramount, [***] oz Option, [***] oz Paramount + [***] oz Option + [***] pt Prowl [***] oz Accent; [***] oz Accent + [***] oz Paramount + [***] pt Prowl

iii.	[***]-leaf stage ([***] DAE): [***] oz Accent; [***] Accent + [***] oz Paramount + [***] pt Prowl; [***] pt MSMA; [***]. No herbicide
b.	Subplots (FirstRate PRE):
i.	[***]-leaf stage ([***] DAE): [***] oz Paramount + MSO, [***] oz Option, [***] pt Prowl; [***] oz Paramount+[***] oz Option; [***] oz Paramount+[***] oz Option+[***] pt Prowl

ii.	[***]-leaf stage ([***]DAE): [***] oz Paramount, [***] oz Option, [***] oz Paramount + [***] oz Option + [***] pt Prowl [***] oz Accent; [***] [***] oz Accent + [***] oz Paramount + [***] pt Prowl

iii.	[***]-leaf stage ([***] DAE): [***] oz Accent; [***] Accent + [***] oz Paramount + [***] pt Prowl; [***] pt MSMA; [***]. No herbicide
5.	Plot size: [***] x [***]; spay [***] to planting ([***]’ [***]-SG, [***]’ [***]-SG, [***]’[***]-SG, [***]’SG-only).

6.	Timeline:
a.	Year 1: 20[***] (spring) plant SG and evaluate herbicides.
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b.	Year 2: 20[***] (spring) plant SG and evaluate herbicides.

c.	Year 3: 20[***] TBD if needed.
CERES-NOBLE Schedule BMP for switchgrass

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission